UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149

Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 2/28

Date of reporting period: 08/31/17

Item 1.	Reports to Stockholders.

Semiannual Report and Shareholder Letter
August 31, 2017

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

The six months ended August 31, 2017, benefited from mostly upbeat economic data, improved US corporate earnings and generally supportive monetary policies. The US job market continued to improve as the unemployment rate declined.

The US Federal Reserve (Fed), at its March meeting, increased its target range for the federal funds rate by 25 basis points to a range of 0.75%–1.00%. The Fed once again raised its target range a quarter point to 1.00%–1.25% at its June meeting. Despite low inflation, the Fed made its most recent decision amid signs of a strengthening labor market and moderately rising economic activity.

The 10-year US Treasury yield began the period at 2.36% and declined to 2.12% at period-end. Fixed income markets, as measured by the Bloomberg Barclays US Aggregate Bond Index, had a +2.74% total return for the six months ended August 31, 2017.1 Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, had a +3.79% total return for the six-month period.1

Since the end of the reporting period, the Fed has maintained its monetary policy stance. The Fed, at its September meeting, stated that although the labor market has continued to

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

strengthen and economic activity has been rising moderately, inflation has remained low. Additionally, the Fed believes that the recent hurricanes are unlikely to materially alter the national economy over the medium term.

Franklin Tax-Free Trust’s semiannual report includes more detail about municipal bond market conditions and discussions from the portfolio managers. On our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence in us and encourage you to contact us when

 Not FDIC Insured | May Lose  Value | No Bank Guarantee

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you have questions about your Franklin Templeton tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Tax-Free Trust

Sheila Amoroso

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of August 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Municipal Bond Market Overview

The municipal bond market outperformed the US Treasury market but underperformed the US stock market during the six-month period ended August 31, 2017. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +3.79% total return for the period, while US Treasuries, as measured by the Bloomberg Barclays US Treasury Index, posted a +2.41% return.1 US equities, as represented by the Standard & Poor’s® 500 Index, delivered a +5.65% return for the reporting period.1

According to Barclays, municipal issuance year to date declined 16.4% from $301.1 billion in 2016 to $251.8 billion.2 Muni funds continued to report inflows. Flows totaled approximately $4 billion in August, bringing year-to-date inflows to $17 billion.2 According to data from Lipper, inflows can be primarily attributed to flows into long-term and national funds. Strong demand, combined with diminished bond supply, continued to lead to strong performance of the municipal asset class.

In general, the US bond market performed well in both municipals and Treasuries as a variety of factors continued to cause demand for fixed income to soar. Investor skepticism about the strength of the US economy, consistent low readings on the inflation front, a lack of persistent wage growth, concern over North Korea’s nuclear ambitions and questions about the Trump administration’s ability to pass fiscal legislation have all led to a robust investment environment for municipals and US-based fixed income in general.

The Federal Reserve (Fed) raised its target range for the federal funds rate twice during the reporting period in March and June. The target range stood at 1.00%–1.25% at period-end. The Fed also increased the discount rate by 0.25% to 1.75% in June. The Fed decided to raise interest rates at its June meeting due to the strength of the US jobs market and continued economic growth.

The Fed issued a Federal Open Market Committee statement on July 26, 2017. In it, the Fed indicated that the labor market has continued to strengthen and that economic activity has been rising moderately so far during the year. The Committee also stated that on a 12-month basis, overall inflation and the measure excluding food and energy prices have declined. The Fed went on to say that inflation on a 12-month basis is expected to remain low in the near term but to stabilize around the Committee’s 2.0% objective over the medium term. Finally, the Committee stated that for the time being, it is maintaining its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities in agency mortgage-backed securities and of rolling over maturing Treasury securities at auction. The Committee expects to begin implementing its balance sheet normalization program relatively soon, provided that the economy evolves broadly as anticipated.

Several developments affected Puerto Rico bonds over the reporting period. Please visit franklintempleton.com/ investor/products/fund-resources/puerto-rico for the latest Puerto Rico updates from Franklin Templeton.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

2. Source: Goldman Sachs Securities Division, Bloomberg.

See www.franklintempletondatasources.com for additional data provider information.

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Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy with the objective of maximizing tax-free income and capital preservation by focusing on credit selection. We seek to maintain exposure to higher coupon securities, while balancing risk and return within each Fund’s range of allowable investments. We only purchase high yield securities in our high yield fund. We do not purchase high yield securities in our investment-grade funds, however if a security is downgraded we are not required to sell it. Our security selection process includes purchasing securities that we believe are undervalued in the market and which have met our credit selection criteria. We do not use leverage or derivatives, which could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Due to the positive sloping municipal yield curve, we found value in higher quality securities in the 15–30 year maturity range, which allowed us to achieve our objective of maximizing income for our investors. Typically, in declining rate environments, our turnover declines as we maintain exposure to securities that are producing income that exceeds their replacement value in the market. However, when rates rise, our turnover increases as opportunities to purchase securities that have the potential to increase income in the portfolios become available. We believe our consistent, disciplined strategy can help our investors achieve high, tax-free income over the long term.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Franklin Alabama Tax-Free Income Fund

This semiannual report for Franklin Alabama Tax-Free Income Fund covers the period ended August 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/17

Ratings	% of Total Investments
AAA	4.69%
AA	71.74%
A	2.00%
BBB	2.81%
Below Investment Grade	0.61%
Refunded	18.15%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value remained the same. It began the period at $11.16 on February 28, 2017, and ended at $11.16 on August 31, 2017. The Fund’s Class A shares paid dividends totaling 18.57 cents per share for the same period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.04% based on an annualization of August’s 2.95 cent per share monthly dividend and the maximum offering price of $11.66 on August 31, 2017. An investor in the 2017 maximum

Dividend Distributions*

3/1/17–8/31/17

	Dividend per Share (cents)
Month	Class A	Class C	Class R6**	Advisor Class
March	3.09	2.57	—	3.18
April	3.14	2.62	—	3.23
May	3.23	2.71	—	3.32
June	3.08	2.56	—	3.17
July	3.08	2.56	—	3.17
August	2.95	2.43	2.96	3.04
Total	18.57	15.45	2.96	19.11

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

combined effective federal and Alabama personal income tax bracket of 46.42% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.67% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Alabama’s economy grew notably during the six months under review. Business sentiment in the state improved and remained generally positive, with firms in many industries expecting growth in capital expenditures, hiring, sales and profits. The

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 62.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

state’s housing market improved, as home prices and home sales increased. The state’s unemployment rate declined significantly from 6.2% in February 2017 to 4.2% at period-end, which was lower than the 4.4% national average.3

Alabama has two major operating funds: the Education Trust Fund (ETF), the main funding source for education programs; and the general fund, the primary funding source for Medicaid and other non-education government programs. During the first 10 months of fiscal year (FY) 2017, which ends on September 30, 2017, tax collections contributing to the state’s revenue were up compared with the same prior-year period. The rise was mainly attributed to increased sales taxes, use taxes and total income taxes. In May 2017, Alabama’s senate passed the general fund budget for FY 2018. The budget kept the spending relatively unchanged compared to the prior year’s budget. Most agencies are expected to receive similar funding as in FY 2017, except for increased funding to the state’s Law Enforcement Agency. The state’s House of Representatives approved the ETF budget for FY 2018 in May 2017. The budget was the largest since FY 2008, and modestly larger than the previous year’s spending plan. The enacted budget featured increased spending on K-12 education, pre-kindergarten funding and retirement funding.

Alabama’s net tax-supported debt was 2.6% of personal income and $1,019 per capita compared with the 2.5% and $1,006 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Alabama’s AA rating with a stable outlook.5 The rating reflected S&P’s view of the state’s largely stable economic base, constitutional provisions to mandate expenditure cutbacks in the events of revenue shortfalls, repayment of previously drawn rainy-day reserve funds, revenue streams for capital projects and debt service, and low general obligation debt burden. The stable outlook reflected S&P’s opinion that the state’s steady economic expansion across sectors would continue to provide strong credit support, and the state’s diminished reliance on one-time revenues to obtain budget balance. S&P believes that any misalignment between revenue estimates and actual expenditures, resulting in weak reserves, is likely to pressure the rating downward.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for

Portfolio Composition

8/31/17

% of Total Investments*
Utilities	27.6%
Refunded**	22.6%
Tax-Supported	16.7%
Higher Education	12.3%
General Obligation	9.4%
Hospital & Health Care	5.4%
Corporate-Backed	2.8%
Subject to Government Appropriations	1.9%
Transportation	1.3%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.68%	-2.68%
1-Year	-0.18%	-4.40%
5-Year	+12.24%	+1.45%
10-Year	+47.78%	+3.53%

Advisor[3]
6-Month	+1.73%	+1.73%
1-Year	-0.09%	-0.09%
5-Year	+12.35%	+2.36%
10-Year	+47.92%	+3.99%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	3.04%	5.67%	1.67%	3.12%
Advisor	3.27%	6.10%	1.86%	3.47%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/17	8/1/17	2/28/17	Change
A (FRALX)	$11.16	N/A	$11.16	$0.00
C (FALEX)	$11.30	N/A	$11.30	$0.00
R6 (FALRX)	$11.16	$11.13	N/A	+$0.03
Advisor (FALZX)	$11.16	N/A	$11.16	$0.00
Distributions (3/1/17–8/31/17)
Share Class	Net Investment Income
A	$0.1857
C	$0.1545
R6 (8/1/17–8/31/17)	$0.0296
Advisor	$0.1911

Total Annual Operating Expenses[7]

Share Class
A	0.72%
Advisor	0.62%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +0.38% and +0.38%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and Alabama personal income tax rate of 46.42%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value[1]	Ending Account Value 8/31/17	Expenses Paid During Period[2,3]	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[3]	Annualized Expense Ratio

A	$1,000	$1,016.80	$3.61	$1,021.63	$3.62	0.71%
C	$1,000	$1,013.80	$6.40	$1,018.85	$6.41	1.26%
R6	$1,000	$1,005.40	$0.47	$1,022.33	$2.91	0.57%
Advisor	$1,000	$1,017.30	$3.10	$1,022.13	$3.11	0.61%

1. For Classes A, C and Advisor, 3/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 3/1/17 for Hypothetical.

2. For Classes A, C and Advisor, 3/1/17–8/31/17. For Class R6, 8/1/17–8/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 30/365 for Actual Class R6 expenses to reflect the number of days since inception.

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Franklin Florida Tax-Free Income Fund

This semiannual report for Franklin Florida Tax-Free Income Fund covers the period ended August 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes and any Florida personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/17

Ratings	% of Total Investments
AAA	9.88%
AA	29.15%
A	37.37%
BBB	2.26%
Below Investment Grade	2.61%
Refunded	18.44%
Not Rated	0.29%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.88 on February 28, 2017, to $10.81 on August 31, 2017. The Fund’s Class A shares paid dividends totaling 21.40 cents per share for the same period.2 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.57% based on an annualization of August’s 3.36 cent per share monthly dividend and the

Dividend Distributions*

3/1/17–8/31/17

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.60	3.09	—	3.69
April	3.61	3.10	—	3.70
May	3.61	3.10	—	3.70
June	3.61	3.10	—	3.70
July	3.61	3.10	—	3.70
August	3.36	2.85	3.36	3.45
Total	21.40	18.34	3.36	21.94

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

maximum offering price of $11.29 on August 31, 2017. An investor in the 2017 maximum federal income tax bracket of 39.60% (plus 3.8% Medicare tax) would need to earn a distribution rate of 6.31% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

During the six months under review, Florida’s economy continued to grow as state employment, gross state product and population growth exceeded the national averages. Florida’s

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 69.

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FRANKLIN FLORIDA TAX-FREE INCOME FUND

Portfolio Composition

8/31/17

% of Total Investments*
Refunded**	26.1%
Transportation	18.7%
Utilities	18.3%
Hospital & Health Care	16.0%
General Obligation	7.5%
Tax-Supported	6.0%
Higher Education	4.1%
Other Revenue	1.5%
Subject to Government Appropriations	1.0%
Housing	0.8%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

job growth ranks among the fastest in the nation, supported by sectors such as construction, professional and business services, and leisure and hospitality. The state’s unemployment rate declined from 5.0% in February 2017 to 4.0% at period-end, which was lower than the 4.4% national average.3 The state’s growing economy attracted new residents, which pressured Florida’s housing market by tightening supply levels and increasing prices. However, the state’s foreclosure rate remained higher than the national rate.

Florida’s estimated net general revenue collections in fiscal year (FY) 2017 (ended June 30) increased compared with FY 2016, primarily reflecting higher sales tax collections, which remained the state’s largest revenue source. Despite positive general revenue trends, Florida ended FY 2017 with lower general fund and budget stabilization fund balances, when compared to FY 2016. In June 2017, the governor signed the FY 2018 budget into law. The enacted budget was larger than the previous year’s, and was based on an increase in revenue collections, particularly from sales tax. Other features included reduced business rents; increased corporate tax credits, sales tax exemptions and holidays; and augmented spending for education, state pay raises and environmental projects. Near period-end, Florida’s economists upgraded their revenue projections for FY 2018, supported by higher corporate income tax receipts and recognition of Indian gaming revenues.

The strategy employed by the state to pay down debt and slow the pace of issuance led to positive results. Florida’s net tax-supported debt was 2.2% of personal income and $961 per capita, comparable with the 2.5% and $1,006 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) rated Florida’s general obligation debt at AAA with a stable outlook, reflecting its assessment of the state’s continued strong employment and population growth, revenue growth, structurally balanced budgeting, strong reserve levels, relatively well-funded pensions and moderate debt burden.5 Some potential risks that S&P believes could return Florida to structural budgetary imbalance include a major economic downturn or withdrawal of federal aid. S&P also believes that economic damage or increased debt resulting from catastrophic hurricanes could pressure the state’s credit rating.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN FLORIDA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FLORIDA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]

A
6-Month	+1.34%	-2.94%
1-Year	-0.44%	-4.66%
5-Year	+10.58%	+1.15%
10-Year	+44.40%	+3.30%

Advisor[3]
6-Month	+1.48%	+1.48%
1-Year	-0.17%	-0.17%
5-Year	+10.88%	+2.09%
10-Year	+44.79%	+3.77%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]	Standardized Yield[5]
A	3.57%	6.31%	1.37%	2.42%
Advisor	3.82%	6.75%	1.56%	2.76%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 15 for Performance Summary footnotes.

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FRANKLIN FLORIDA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/17	8/1/17	2/28/17	Change
A (FRFLX)	$10.81	N/A	$10.88	-$0.07
C (FRFIX)	$11.03	N/A	$11.10	-$0.07
R6 (FRFQX)	$10.83	$10.82	N/A	+$ 0.01
Advisor (FFTZX)	$10.83	N/A	$10.89	-$0.06

Distributions (3/1/17–8/31/17)

	Net Investment
Share Class	Income
A	$0.2140
C	$0.1834
R6 (8/1/17–8/31/17)	$0.0336
Advisor	$0.2194

Total Annual Operating Expenses[7]

Share Class
A	0.65%
Advisor	0.55%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +0.21% and +0.21%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/17.

5. Taxable equivalent distribution rate and yield assume the 2017 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN FLORIDA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value[1]	Ending Account Value 8/31/17	Expenses Paid During Period[2,3]	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[3]	Annualized Expense Ratio

A	$1,000	$1,013.40	$3.30	$1,021.93	$3.31	0.65%
C	$1,000	$1,010.30	$6.08	$1,019.16	$6.11	1.20%
R6	$1,000	$1,004.00	$0.42	$1,022.63	$2.60	0.51%
Advisor	$1,000	$1,014.80	$2.79	$1,022.43	$2.80	0.55%

1. For Classes A, C and Advisor, 3/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 3/1/17 for Hypothetical.

2. For Classes A, C and Advisor, 3/1/17–8/31/17. For Class R6, 8/1/17–8/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 30/365 for Actual Class R6 expenses to reflect the number of days since inception.

16	Semiannual Report	franklintempleton.com

Franklin Georgia Tax-Free Income Fund

This semiannual report for Franklin Georgia Tax-Free Income Fund covers the period ended August 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/17

% of Total
Ratings	Investments
AAA	6.97%
AA	57.56%
A	14.52%
BBB	1.08%
Below Investment Grade	0.69%
Refunded	18.59%
Not Rated	0.59%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.99 on February 28, 2017, to $11.97 on August 31, 2017. The Fund’s Class A shares paid dividends totaling 20.37 cents per share for the same period.2 The Performance Summary beginning on page 20 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.09% based on an annualization of August’s 3.22 cent per share monthly dividend and the

Dividend Distributions*

3/1/17–8/31/17

	Dividend per Share (cents)
				Advisor
Month	Class A	Class C	Class R6**	Class
March	3.48	2.92	—	3.58
April	3.48	2.92	—	3.58
May	3.48	2.92	—	3.58
June	3.38	2.82	—	3.48
July	3.33	2.77	—	3.43
August	3.22	2.66	3.25	3.32
Total	20.37	17.01	3.25	20.97

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

maximum offering price of $12.50 on August 31, 2017. An investor in the 2017 maximum combined effective federal and Georgia personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.83% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

During the six months under review, Georgia’s well-diversified economy, centered in the Atlanta metropolitan area, is a leader among Southern states and continued to grow and outperform

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 77.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

the national economy. Personal income in the state also grew at a faster pace than much of the southern U.S. The state’s low cost of living, strong transportation network, solid population growth, and favorable weather and business costs continued to attract business investment and encourage robust job growth. The state’s unemployment rate declined from 5.3% in February 2017 to 4.7% at period-end, which was higher than the nation’s 4.4% unemployment rate.3 Ongoing job growth has bolstered income tax and sales tax receipts that account for the majority of general fund revenue.

Georgia’s 2017 fiscal year budget was enacted with an increased budget relative to the prior fiscal year due primarily to its growing revenue collections, including taxes. The 2017 budget restored funding for education, health and human services, economic development and infrastructure projects. Georgia’s revenue collection trends were reported as being in advance of what would be required to meet the budget and were expected to allow a contribution to the state’s revenue shortfall reserve fund. The state’s 2018 fiscal year budget assumed continued revenue growth and included increases for teacher salaries, K-12 student enrollment growth and teacher training, teacher retirement funding and transportation projects. Early during the 2018 fiscal year, which began on July 1, 2017, Governor Nathan Deal indicated that rising school and health care costs and teacher pension obligations may require fiscal year 2018 state agency funding levels to remain unchanged in the following fiscal year.

The state has maintained a moderate debt burden, which has continued to improve since the 2014 fiscal year. Georgia’s net tax-supported debt was 2.5% of personal income and $992 per capita, compared with the 2.5% and $1,006 national medians.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Georgia’s general obligation debt rating as AAA with a stable outlook.5 S&P’s rating reflected Georgia’s well-diversified and broad-based economic growth that outpaces the nation, strong financial monitoring and oversight that includes budget adjustments, substantial recent growth in the state’s revenue shortfall reserve, moderate debt position helped by rapid amortization, and proactive management of long-term liabilities through full funding of state pension contributions and creation of reserves for other postem-ployment benefits. In S&P’s view, the state’s stable outlook is due to active management of its budget and revenue forecast and Georgia’s willingness to adjust to unforeseen economic events.

Portfolio Composition

8/31/17

% of Total Investments*
Refunded**	21.5%
Utilities	17.8%
Hospital & Health Care	16.7%
Subject to Government Appropriations	12.0%
General Obligation	11.9%
Higher Education	8.8%
Tax-Supported	5.0%
Transportation	5.0%
Housing	1.3%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.55%	-2.75%
1-Year	-0.85%	-5.03%
5-Year	+12.30%	+1.46%
10-Year	+49.30%	+3.64%

Advisor[3]
6-Month	+1.60%	+1.60%
1-Year	-0.75%	-0.75%
5-Year	+12.40%	+2.37%
10-Year	+49.44%	+4.10%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	3.09%	5.83%	1.40%	2.64%
Advisor	3.33%	6.29%	1.58%	2.98%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 21 for Performance Summary footnotes.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/17	8/1/17	2/28/17	Change
A (FTGAX)	$11.97	N/A	$11.99	-$0.02
C (FGAIX)	$12.14	N/A	$12.16	-$0.02
R6 (FGFQX)	$11.97	$11.94	N/A	+$0.03
Advisor (FGFZX)	$11.97	N/A	$11.99	-$0.02

Distributions (3/1/17–8/31/17)

Share Class	Net Investment Income
A	$0.2037
C	$0.1701
R6 (8/1/17–8/31/17)	$0.0325
Advisor	$0.2097

Total Annual Operating Expenses[7]
Share Class
A	0.67%
Advisor	0.57%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and shareprice will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -0.25% and -0.25%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and Georgia personal income tax rate of 47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value[1]	Ending Account Value 8/31/17	Expenses Paid During Period[2,3]	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[3]	Annualized Expense Ratio

A	$1,000	$1,015.50	$3.40	$1,021.83	$3.41	0.67%
C	$1,000	$1,012.40	$6.19	$1,019.06	$6.21	1.22%
R6	$1,000	$1,005.20	$0.43	$1,022.58	$2.65	0.52%
Advisor	$1,000	$1,016.00	$2.90	$1,022.33	$2.91	0.57%

1. For Classes A, C and Advisor, 3/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 3/1/17 for Hypothetical.

2. For Classes A, C and Advisor, 3/1/17–8/31/17. For Class R6, 8/1/17–8/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 30/365 for Actual Class R6 expenses to reflect the number of days since inception.

22	Semiannual Report	franklintempleton.com

Franklin Kentucky Tax-Free Income Fund

This semiannual report for Franklin Kentucky Tax-Free Income Fund covers the period ended August 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/17

Ratings	% of Total Investments
AAA	5.49%
AA	29.66%
A	42.93%
BBB	5.68%
Refunded	13.49%
Not Rated	2.75%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value remained the same. It began the period at $11.01 on February 28, 2017, and ended at $11.01 on August 31, 2017. The Fund’s Class A shares paid dividends totaling 19.20 cents per share for the same period.2 The Performance Summary beginning on page 25 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.23% based on an annualization of August’s 3.10 cent per share monthly dividend and the maximum offering price of $11.50 on August 31, 2017. An investor in the 2017 maximum

Dividend Distributions*

3/1/17–8/31/17

	Dividend per Share (cents)

Month	Class A	Class R6**	Advisor Class
March	3.25	—	3.34
April	3.30	—	3.39
May	3.30	—	3.39
June	3.15	—	3.24
July	3.10	—	3.19
August	3.10	3.12	3.19
Total	19.20	3.12	19.74

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

combined effective federal and Kentucky personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.10% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Commonwealth Update

During the six months under review, Kentucky’s economy grew slightly, but slowed in the last three months of the period, evidenced by a decrease in the manufacturing, mining and construction sectors. However, this decrease tapered off by

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 85.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

period-end. Long-term trends point toward a continued shift from manufacturing to a service economy, translating to reduced wages for many lower skilled workers. However, there was an uptick in the information technology and professional and business services sectors. The commonwealth’s unemployment rate increased from 5.0% in February 2017 to end the period at 5.4%, which was higher than the 4.4% national rate.3

Kentucky’s 2017 fiscal year (FY) revenues showed growth and the commonwealth passed a balanced budget for FY 2018. Revenue growth for income and sales taxes continued in FY 2017. However, continuing issues surrounding Kentucky’s inability to properly fund its pension liability has hindered the commonwealth’s path to a full recovery from the last economic recession. Moreover, concerns regarding Kentucky’s ability to maintain a strong structural balance persisted and funding cuts to its public colleges and universities also weighed on the commonwealth. The pending restructuring to the commonwealth’s retirement plans has encouraged many of its employees to retire early, resulting in a noticeable decrease in government employment during the period in question compared to the previous year.

Kentucky’s net tax-supported debt was 5.3% of personal income and $2,057 per capita, compared with the 2.5% and $1,006 national medians.4 Independent credit rating agency Moody’s Investors Service downgraded Kentucky’s issuer credit rating to Aa3 with a stable outlook.5 In Moody’s view, the rating reflected its stable economy and a manageable structural imbalance, while being challenged by revenue underperformance, high fixed costs, economic deterioration and high debt ratios. The outlook is based on Moody’s expectation that the commonwealth will continue to manage its finances responsibly and work to cut expenditures.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Portfolio Composition

8/31/17

% of Total Investments*
Utilities	23.7%
Subject to Government Appropriations	22.0%
Refunded**	19.4%
Hospital & Health Care	15.6%
Higher Education	11.0%
General Obligation	3.6%
Housing	2.7%
Other Revenue	1.2%
Transportation	0.8%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Performance Summary as of August 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.76%	-2.57%
1-Year	-0.14%	-4.41%
5-Year	+11.45%	+1.30%
10-Year	+46.90%	+3.47%

Advisor[3]
6-Month	+1.81%	+1.81%
1-Year	-0.05%	-0.05%
5-Year	+11.55%	+2.21%
10-Year	+47.04%	+3.93%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	3.23%	6.10%	1.38%	2.60%
Advisor	3.48%	6.57%	1.54%	2.91%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 26 for Performance Summary footnotes.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/17	8/1/17	2/28/17	Change
A (FRKYX)	$11.01	N/A	$11.01	$0.00
R6 (FKTRX)	$11.01	$10.98	N/A	+$0.03
Advisor (FKTZX)	$11.01	N/A	$11.01	$0.00

Distributions (3/1/17–8/31/17)

Share Class	Net Investment Income
A	$0.1920
R6 (8/1/17–8/31/17)	$0.0312
Advisor	$0.1974

Total Annual Operating Expenses7

Share Class
A	0.77%
Advisor	0.67%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +0.42% and +0.42%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and Kentucky personal income tax rate of 47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value[1]	Ending Account Value 8/31/17	Expenses Paid During Period[2,3]	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[3]	Annualized Expense Ratio

A	$1,000	$1,017.60	$3.92	$1,021.32	$3.92	0.77%
R6	$1,000	$1,005.60	$0.51	$1,022.08	$3.16	0.62%
Advisor	$1,000	$1,018.10	$3.41	$1,021.83	$3.41	0.67%

1. For Classes A and Advisor, 3/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 3/1/17 for Hypothetical.

2. For Classes A and Advisor, 3/1/17–8/31/17. For Class R6, 8/1/17–8/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 30/365 for Actual Class R6 expenses to reflect the number of days since inception.

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Franklin Louisiana Tax-Free Income Fund

We are pleased to bring you Franklin Louisiana Tax-Free Income Fund’s semiannual report for the period ended August 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/17

Ratings	% of Total Investments
AAA	3.41%
AA	35.69%
A	35.35%
BBB	2.44%
Below Investment Grade	1.22%
Refunded	21.89%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.15 on February 28, 2017, to $11.21 on August 31, 2017. The Fund’s Class A shares paid dividends totaling 18.84 cents per share for the same period.2 The Performance Summary beginning on page 31 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.06% based on an annualization of August’s 2.99 cent per share monthly dividend and the maximum offering price of $11.71 on August 31, 2017. An

Dividend Distributions*

3/1/17–8/31/17

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.24	2.72	—	3.33
April	3.24	2.72	—	3.33
May	3.24	2.72	—	3.33
June	3.09	2.57	—	3.18
July	3.04	2.52	—	3.13
August	2.99	2.47	3.01	3.08
Total	18.84	15.72	3.01	19.38

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

investor in the 2017 maximum combined effective federal and Louisiana personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.78% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

After the state’s economy was hurt by low energy prices and natural disasters in 2016, Louisiana’s economy grew modestly during the six months under review, as evidenced by higher consumer spending and improved employment in certain

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 91.

28	Semiannual Report	franklintempleton.com

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

sectors; however, the growth rate lagged that of the nation. The state’s unemployment rate declined from 5.8% in February 2017 to 5.2% at period-end, which was higher than the 4.4% national average.3

The state initially balanced the fiscal year (FY) 2017 budget (ended June 30, 2017) primarily through revenue enhancement measures and spending cuts. However, mid-year budget gaps resulting from significant flooding in August 2016 as well as lower revenue estimates in January 2017 led to the use of one-time solutions. Further, in August 2017, the state’s lawmakers closed the budget gap for FY 2017 by relying largely on its escrow account tied to tax litigation, which created uncertainty. The general fund revenue estimates for FY 2018 were modestly revised downward in May 2017. The state’s governor signed the FY 2018 budget in June 2017, and highlights included avoiding funding cuts for most state agencies, full funding for the Taylor Opportunity Program for Students (TOPS) and higher education, and a pay raise for state workers without implementing any new taxes. The budget included spending cuts for mental health, health care and early childhood education, and provided for withholding a portion of funds to address any possible mid-year shortfalls. Lawmakers estimated that the state would face a considerable budget gap in FY 2018–2019, as temporary sales taxes enacted in June 2016 are scheduled to expire in July 2018.

Portfolio Composition

8/31/17

% of Total Investments*
Refunded**	25.7%
Utilities	13.9%
Tax-Supported	13.0%
Hospital & Health Care	10.6%
Higher Education	9.1%
Transportation	8.5%
General Obligation	7.5%
Subject to Government Appropriations	7.1%
Other Revenue	1.9%
Housing	1.5%
Corporate-Backed	1.2%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Louisiana’s net tax-supported debt was 3.7% of personal income and $1,615 per capita, compared with the 2.5% and $1,006 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) lowered its rating of the state’s long-term general obligation debt from AA to AA-with a negative outlook.5 The rating reflected S&P’s view of Louisiana’s persistently weak revenue collections stemming from prolonged contraction in the oil and gas industry, coupled with weak corporate and income tax collections. It further reflected S&P’s views of a constitutional requirement that mandates balanced budgets, recently implemented budget adjustments and moderate debt ratios with a strong legal framework for debt repayment. The negative outlook reflected S&P’s view of the state’s reliance on nonrecurring measures to close mid-fiscal year and year-end gaps, and shrinking reserves. S&P’s outlook also indicated its view on the expiration of revenue enhancement measures on June 30, 2018.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+2.25%	-2.06%
1-Year	-0.18%	-4.45%
5-Year	+11.85%	+1.39%
10-Year	+47.46%	+3.51%

Advisor[3]
6-Month	+2.30%	+2.30%
1-Year	-0.09%	-0.09%
5-Year	+11.95%	+2.28%
10-Year	+47.60%	+3.97%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]	Standardized Yield[5]
A	3.06%	5.78%	1.54%	2.91%
Advisor	3.30%	6.23%	1.71%	3.23%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 32 for Performance Summary footnotes.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/17	8/1/17	2/28/17	Change
A (FKLAX)	$11.21	N/A	$11.15	+$0.06
C (FLAIX)	$11.39	N/A	$11.32	+$0.07
R6 (FLAQX)	$11.21	$11.18	N/A	+$0.03
Advisor (FLTZX)	$11.21	N/A	$11.15	+$0.06

Distributions (3/1/17–8/31/17)

	Net Investment
Share Class	Income
A	$0.1884
C	$0.1572
R6 (8/1/17–8/31/17)	$0.0301
Advisor	$0.1938

Total Annual Operating Expenses[7]

Share Class
A	0.68%
Advisor	0.58%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +0.46% and +0.46%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and Louisiana personal income tax rate of 47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

					Expenses
	Beginning	Ending	Expenses	Ending	Paid During	Annualized
Share	Account	Account	Paid During	Account	Period	Expense
Class	Value[1]	Value 8/31/17	Period[2,3]	Value 8/31/17	3/1/17–8/31/17[3]	Ratio

A	$1,000	$1,022.50	$3.47	$1,021.78	$3.47	0.68%
C	$1,000	$1,020.20	$6.26	$1,019.00	$6.26	1.23%
R6	$1,000	$1,005.40	$0.45	$1,022.48	$2.75	0.54%
Advisor	$1,000	$1,023.00	$2.96	$1,022.28	$2.96	0.58%

1. For Classes A, C and Advisor, 3/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 3/1/17 for Hypothetical.

2. For Classes A, C and Advisor, 3/1/17–8/31/17. For Class R6, 8/1/17–8/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 30/365 for Actual Class R6 expenses to reflect the number of days since inception.

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Franklin Maryland Tax-Free Income Fund

This semiannual report for Franklin Maryland Tax-Free Income Fund covers the period ended August 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Maryland personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/17

Ratings	% of Total Investments
AAA	16.26%
AA	38.48%
A	19.84%
BBB	10.13%
Below Investment Grade	2.46%
Refunded	10.40%
Not Rated	2.43%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.10 on February 28, 2017, to $11.05 on August 31, 2017. The Fund’s Class A shares paid dividends totaling 18.51 cents per share for the same period.2 The Performance Summary beginning on page 37 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.03% based on an annualization of August’s 2.91 cent per share monthly dividend and the

Dividend Distributions*

3/1/17–8/31/17

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.16	2.64	—	3.25
April	3.21	2.69	—	3.30
May	3.21	2.69	—	3.30
June	3.06	2.54	—	3.15
July	2.96	2.44	—	3.05
August	2.91	2.39	2.93	3.00
Total	18.51	15.39	2.93	19.05

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

maximum offering price of $11.54 on August 31, 2017. An investor in the 2017 maximum combined effective federal and Maryland personal income tax bracket of 48.81% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.92% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Maryland’s economy continued to grow during the six months under review amid mixed housing market conditions and strong employment growth. The state’s home prices rose during the review period and the foreclosure rate declined. Maryland’s

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 98.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

unemployment rate fell from 4.2% in February 2017 to 3.9% at period-end, which was lower than the 4.4% national average.3

In March 2017, Maryland downgraded its general fund revenue estimates for fiscal year (FY) 2017, though estimates for FY 2018 were kept relatively unchanged. Year-to-date revenues through June 2017 were below FY 2017 estimates, but final year-end revenues are estimated to be in line with that forecasted after expected accrued withholdings. Maryland’s general assembly passed the general budget for FY 2018. The budget was relatively unchanged in comparison to the previous year’s plan, and included structural resolution for a budget gap spanning FY 2017 and 2018, with a projected year-over-year growth in current revenue. The budget featured elimination of previously required additional transfers to pension contributions, while continuing to fund actuarially determined and supplemental pension contributions, and provided for a slight increase in estimated year-end-general fund balance in FY 2018.

The state’s net tax-supported debt was 3.8% of personal income and $2,122 per capita, compared with the 2.5% and $1,006 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed the state’s general obligation debt rating of AAA with a stable outlook.5 S&P cited the state’s broad and diverse economy, continued strong wealth and income levels, proactive financial and budget management, well-developed financial and debt management policies and moderate debt levels. The outlook reflected S&P’s view of the state’s continued practice of proactive mid-year budget adjustments in case of slower-than-anticipated revenue growth and to fully fund its pensions.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals,

Portfolio Composition

8/31/17

% of Total Investments*
Utilities	22.1%
Hospital & Health Care	20.8%
Refunded**	12.6%
Higher Education	11.5%
Housing	11.4%
General Obligation	10.5%
Transportation	4.1%
Subject to Government Appropriations	3.6%
Other Revenue	3.2%
Tax-Supported	0.2%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

Performance Summary as of August 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.23%	-3.05%
1-Year	-1.03%	-5.21%
5-Year	+9.56%	+0.97%
10-Year	+42.85%	+3.18%

Advisor[3]
6-Month	+1.28%	+1.28%
1-Year	-0.84%	-0.84%
5-Year	+10.10%	+1.94%
10-Year	+44.09%	+3.72%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	3.03%	5.92%	1.80%	3.52%
Advisor	3.25%	6.35%	2.00%	3.91%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 38 for Performance Summary footnotes.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/17	8/1/17	2/28/17	Change
A (FMDTX)	$11.05	N/A	$11.10	-$0.05
C (FMDIX)	$11.27	N/A	$11.31	-$0.04
R6 (FMDQX)	$11.07	$11.05	N/A	+$0.02
Advisor (FMDZX)	$11.06	N/A	$11.11	-$0.05

Distributions (3/1/17–8/31/17)

Share Class	Net Investment Income
A	$0.1851
C	$0.1539
R6 (8/1/17–8/31/17)	$0.0293
Advisor	$0.1905

Total Annual Operating Expenses7

Share Class
A	0.67%
Advisor	0.57%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +41.64% and +4.35%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and Maryland state and local personal income tax rate of 48.81%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 3/1/171	Ending Account Value 8/31/17	Expenses Paid During Period2,3	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/173	Annualized Expense Ratio
A	$1,000	$1,012.30	$3.45	$1,021.78	$3.47	0.68%
C	$1,000	$1,010.20	$6.23	$1,019.00	$6.26	1.23%
R6	$1,000	$1,004.50	$0.44	$1,022.53	$2.70	0.53%
Advisor	$1,000	$1,012.80	$2.94	$1,022.28	$2.96	0.58%

1. For Classes A, C and Advisor, 3/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 3/1/17 for Hypothetical.

2. For Classes A, C and Advisor, 3/1/17–8/31/17. For Class R6, 8/1/17–8/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 30/365 for Actual Class R6 expenses to reflect the number of days since inception.

franklintempleton.com	Semiannual Report	39

Franklin Missouri Tax-Free Income Fund

This semiannual report for Franklin Missouri Tax-Free Income Fund covers the period ended August 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/17

Ratings	% of Total Investments
AAA	9.32%
AA	46.52%
A	20.14%
BBB	9.42%
Below Investment Grade	3.12%
Refunded	11.29%
Not Rated	0.19%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value remained the same. It began the period at $11.74 on February 28, 2017, and ended at $11.74 on August 31, 2017. The Fund’s Class A shares paid dividends totaling 20.25 cents per share for the same period.2 The Performance Summary beginning on page 43 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.00% based on an annualization of August’s 3.07 cent per share

Dividend Distributions*

3/1/17–8/31/17

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.53	2.98	—	3.62
April	3.53	2.98	—	3.62
May	3.53	2.98	—	3.62
June	3.37	2.82	—	3.46
July	3.22	2.67	—	3.31
August	3.07	2.52	3.09	3.16
Total	20.25	16.95	3.09	20.79

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

monthly dividend and the maximum offering price of $12.26 on August 31, 2017. An investor in the 2017 maximum combined effective federal and Missouri personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.66% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Missouri’s economy continued to expand during the six months under review. The state’s housing market improved as home

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 105.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

prices rose and the foreclosure rate, which was below the national average, generally declined. Missouri’s unemployment rate fell slightly from 4.1% in February 2017 to 4.0% at period-end, which was below the 4.4% national average. 3

The state concluded fiscal year (FY) 2017 on June 30, 2017, with higher year-to-date general revenue collections than the prior year, despite lower than expected collections of individual income taxes, declining corporate income taxes, and increased refunds. Although income tax collections declined in FY 2017, the state’s revenue growth reached the threshold to trigger income tax cuts, beginning January 1, 2018. In June 2017, the governor signed the FY 2018 budget that included spending cuts in response to underperforming revenue collections. The governor announced restrictions featured lower funding for K-12 schools, public colleges and universities, and social services. State officials do not anticipate the need to restrict additional spending during FY 2018, but maintain the flexibility to do so.

Missouri’s net tax-supported debt was 1.4% of personal income and $579 per capita, compared with the 2.5% and $1,006 national medians, respectively.4 Independent credit rating agency Moody’s Investors Service rated Missouri’s general obligation bonds Aaa with a stable outlook.5 The rating reflected Moody’s view of the state’s history of solid reserve levels, sound fiscal management controls and affordable debt burden. These trends are offset by the state’s below average wealth and demographic indicators, revenue-raising constraints and expectations that the state’s economy will lag that of the nation overall. Furthermore, the rating reflected concerns regarding the state’s ability to balance an income tax cut that will incrementally reduce revenues over the next several years. Moody’s also noted that any economic weakening that negatively affects the state’s revenue collections could lead to a downgrade.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed

Portfolio Composition

8/31/17

% of Total Investments*
Utilities	28.8%
Hospital & Health Care	21.2%
Refunded**	15.2%
Tax-Supported Debt	8.0%
Higher Education	7.6%
Transportation	6.1%
Subject to Government Appropriations	6.1%
General Obligation	5.9%
Corporate-Backed	1.0%
Housing	0.1%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

in the Municipal Bond Market Overview beginning on page 3. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

Performance Summary as of August 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.74%	-2.58%
1-Year	-0.08%	-4.33%
5-Year	+10.29%	+1.09%
10-Year	+45.57%	+3.38%

Advisor[3]
6-Month	+1.79%	+1.79%
1-Year	+0.01%	+0.01%
5-Year	+10.84%	+2.08%
10-Year	+46.83%	+3.92%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	3.00%	5.66%	1.50%	2.83%
Advisor	3.23%	6.10%	1.67%	3.15%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 44 for Performance Summary footnotes.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/17	8/1/17	2/28/17	Change
A (FRMOX)	$11.74	N/A	$11.74	$0.00
C (FMOIX)	$11.86	N/A	$11.86	$0.00
R6 (FMOQX)	$11.75	$11.72	N/A	+$0.03
Advisor (FRMZX)	$11.75	N/A	$11.75	$0.00

Distributions (3/1/17–8/31/17)

Share Class	Net Investment Income
A	$0.2025
C	$0.1695
R6 (8/1/17–8/31/17)	$0.0309
Advisor	$0.2079

Total Annual Operating Expenses7

Share Class
A	0.65%
Advisor	0.55%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +40.94% and +4.29%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and Missouri personal income tax rate of 47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

					Expenses
	Beginning	Ending	Expenses	Ending	Paid During	Annualized
Share	Account	Account	Paid During	Account	Period	Expense
Class	Value 3/1/17[1]	Value 8/31/17	Period[2,3]	Value 8/31/17	3/1/17–8/31/17[3]	Ratio

A	$1,000	$1,017.40	$3.25	$1,021.98	$3.26	0.64%
C	$1,000	$1,014.40	$6.04	$1,019.21	$6.06	1.19%
R6	$1,000	$1,005.20	$0.40	$1,022.74	$2.50	0.49%
Advisor	$1,000	$1,017.90	$2.75	$1,022.48	$2.75	0.54%

1. For Classes A, C and Advisor, 3/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 3/1/17 for Hypothetical.

2. For Classes A, C and Advisor, 3/1/17–8/31/17. For Class R6, 8/1/17–8/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 30/365 for Actual Class R6 expenses to reflect the number of days since inception.

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Franklin North Carolina Tax-Free Income Fund

This semiannual report for Franklin North Carolina Tax-Free Income Fund covers the period ended August 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/17

Ratings	% of Total Investments
AAA	25.12%
AA	45.39%
A	7.35%
BBB	2.44%
Below Investment Grade	1.80%
Refunded	17.90%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.70 on February 28, 2017, to $11.61 on August 31, 2017. The Fund’s Class A shares paid dividends totaling 19.65 cents per share for the same period.2 The Performance Summary beginning on page 49 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.79% based on an annualization of August’s 2.82 cent per share monthly dividend and the maximum offering price of $12.13 on August 31, 2017. An investor in the 2017 maximum combined effective federal and

Dividend Distributions*

3/1/17–8/31/17

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.45	2.90	—	3.54
April	3.45	2.90	—	3.54
May	3.45	2.90	—	3.54
June	3.34	2.79	—	3.43
July	3.14	2.59	—	3.23
August	2.82	2.27	2.84	2.91
Total	19.65	16.35	2.84	20.19

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

North Carolina personal income tax bracket of 46.72% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.24% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

North Carolina’s economy continued to grow during the six months under review. The housing market improved as home prices rose and foreclosure rates trended downwards, although foreclosures remained above the national average. North

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 114.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Carolina’s unemployment rate fell from 5.1% in February 2017 to 4.1% at period-end, which was lower than the national average of 4.4%.3

In fiscal year (FY) 2017, North Carolina’s revenues through May 2017 rose compared with the same period in the previous year as personal income tax collections increased. The state’s year-to-date revenues through May were also higher than forecast. In June 2017, the state legislature approved the 2017–2019 biennium budget that featured additional tax reductions that would take effect from January 1, 2019. The budget also included raises for teachers and state employees and a cost-of-living adjustment for retirees. Revenue growth for FY 2019 in the enacted budget was revised downward, when compared to the May 2017 consensus revenue forecast, to reflect the proposed tax changes.

North Carolina’s net tax-supported debt remained relatively low at 1.6% of personal income and $659 per capita, compared with the 2.5% and $1,006 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its AAA rating and a stable outlook for the state’s general obligation debt.5 S&P cited the state’s strengths, including its diverse economic base, prudent fiscal management, low-to-moderate debt burden, well-funded pension system and progress in addressing other post-employment benefits. The stable outlook reflected S&P’s expectation that the strength of the state’s growing economy and budgetary performance in recent years has led to increasing reserves. S&P also expects North Carolina to continue to focus on structural budget adjustments, as the state monitors revenue performance in the light of recent tax reforms.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals,

Portfolio Composition

8/31/17

% of Total Investments*
Refunded**	36.7%
Hospital & Health Care	18.4%
Utilities	15.8%
Higher Education	15.5%
General Obligation	6.5%
Transportation	4.9%
Subject to Government Appropriations	1.5%
Housing	0.4%
Corporate-Backed	0.3%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+0.92%	-3.37%
1-Year	-0.77%	-5.01%
5-Year	+7.04%	+0.49%
10-Year	+42.62%	+3.17%

Advisor[3]
6-Month	+0.97%	+0.97%
1-Year	-0.67%	-0.67%
5-Year	+7.58%	+1.47%
10-Year	+43.76%	+3.70%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	2.79%	5.24%	1.13%	2.12%
Advisor	3.01%	5.65%	1.27%	2.38%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 50 for Performance Summary footnotes.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/17	8/1/17	2/28/17	Change
A (FXNCX)	$11.61	N/A	$11.70	-$0.09
C (FNCIX)	$11.79	N/A	$11.88	-$0.09
R6 (FNCQX)	$11.61	$11.59	N/A	+$ 0.02
Advisor (FNCZX)	$11.61	N/A	$11.70	-$0.09

Distributions (3/1/17–8/31/17)

Share Class	Net Investment Income
A	$0.1965
C	$0.1635
R6 (8/1/17–8/31/17)	$0.0284
Advisor	$0.2019

Total Annual Operating Expenses7

Share Class
A	0.64%
Advisor	0.54%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +36.56% and +3.89%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and North Carolina personal income tax rate of 46.72%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/17[1]	Ending Account Value 8/31/17	Expenses Paid During Period[2,3]	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[3]	Annualized Expense Ratio

A	$1,000	$1,009.20	$3.19	$1,022.03	$3.21	0.63%
C	$1,000	$1,006.20	$5.97	$1,019.26	$6.01	1.18%
R6	$1,000	$1,004.20	$0.40	$1,022.74	$2.50	0.49%
Advisor	$1,000	$1,009.70	$2.68	$1,022.53	$2.70	0.53%

1. For Classes A, C and Advisor, 3/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 3/1/17 for Hypothetical.

2. For Classes A, C and Advisor, 3/1/17–8/31/17. For Class R6, 8/1/17–8/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 30/365 for Actual Class R6 expenses to reflect the number of days since inception.

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Franklin Virginia Tax-Free Income Fund

This semiannual report for Franklin Virginia Tax-Free Income Fund covers the period ended August 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/17

Ratings	% of Total Investments
AAA	19.66%
AA	54.38%
A	7.31%
BBB	1.18%
Below Investment Grade	1.56%
Refunded	15.77%
Not Rated	0.14%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.31 on February 28, 2017, to $11.25 on August 31, 2017. The Fund’s Class A shares paid dividends totaling 18.83 cents per share for the same period.2 The Performance Summary beginning on page 55 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.04% based on an annualization of August’s 2.98 cent per share monthly dividend and the

Dividend Distributions*

3/1/17–8/31/17

	Dividend per Share (cents)
Month	Class A	Class C	Class R6**	Advisor Class
March	3.23	2.70	—	3.32
April	3.23	2.70	—	3.32
May	3.23	2.70	—	3.32
June	3.13	2.60	—	3.22
July	3.03	2.50	—	3.12
August	2.98	2.45	3.00	3.07
Total	18.83	15.65	3.00	19.37

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

maximum offering price of $11.75 on August 31, 2017. An investor in the 2017 maximum combined effective federal and Virginia personal income tax bracket of 46.87% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.72% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Commonwealth Update

Virginia’s economy continued to grow during the six months under review. However, the commonwealth’s economic growth lagged that of the nation as a whole. Virginia’s home sales and

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 123.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

prices improved, and the foreclosure rate declined. The commonwealth’s unemployment rate declined slightly from 3.9% in February 2017 to 3.8% at period-end, which was lower than the 4.4% national average.3

The commonwealth ended fiscal year (FY) 2017 on June 30, 2017, with a budget surplus after strong revenue growth, matching lawmakers’ expectations. The strong performance was largely due to payroll withholding and corporate tax collections that were higher than in previous years. In March 2017, the governor signed the amendments to the 2016–2018 biennial budget into law, which included certain revenue enhancement measures and lower spending for higher education and other savings. Additionally, the amended budget included a conservative revenue growth forecast, and increased spending to strengthen various programs.

Virginia’s net tax-supported debt was 2.9% of personal income and $1,418 per capita, compared with the 2.5% and $1,025 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed the commonwealth’s AAA rating with a negative outlook.5 The rating reflected S&P’s view of Virginia’s strong and broad-based economy, strong financial policies and practices, history of proactive and conservative financial management and moderate debt levels. According to S&P, the commonwealth’s debt burden remains manageable relative to its resources and strong debt management practices. The negative outlook reflected S&P’s opinion of the commonwealth’s recent trends of drawing from reserves rather than implementing structural reforms. S&P believes that any potential shortfall in the commonwealth’s revenues, reliance on one-time budget solutions or weakening of Virginia’s economy might lead to a lower rating.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. We continue to closely monitor developments in Puerto Rico;

Portfolio Composition

8/31/17

% of Total Investments*
Refunded**	27.8%
Utilities	17.8%
Hospital & Health Care	15.4%
Transportation	11.8%
Higher Education	11.5%
Housing	6.2%
General Obligation	5.1%
Subject to Government Appropriations	2.8%
Other Revenue	1.2%
Tax-Supported Debt	0.4%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Governmentı - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]
A
6-Month	+1.15%	-3.14%
1-Year	-0.61%	-4.83%
5-Year	+9.81%	+1.01%
10-Year	+43.80%	+3.25%
Advisor[3]
6-Month	+1.28%	+1.28%
1-Year	-0.51%	-0.51%
5-Year	+10.43%	+2.00%
10-Year	+45.05%	+3.79%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	3.04%	5.72%	1.20%	2.26%
Advisor	3.27%	6.16%	1.35%	2.54%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 56 for Performance Summary footnotes.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/17	8/1/17	2/28/17	Change
A (FRVAX)	$11.25	N/A	$11.31	-$0.06
C (FVAIX)	$11.44	N/A	$11.49	-$0.05
R6 (FRVRX)	$11.26	$11.25	N/A	+$0.01
Advisor (FRVZX)	$11.26	N/A	$11.31	-$0.05
Distributions (3/1/17–8/31/17)
Share Class	Net Investment Income
A	$0.1883
C	$0.1565
R6 (8/1/17–8/31/17)	$0.0300
Advisor	$0.1937
Total Annual Operating Expenses[7]
Share Class
A	0.65%
Advisor	0.55%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +38.64% and +4.08%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and Virginia personal income tax rate of 46.87%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/17[1]	Ending Account Value 8/31/17	Expenses Paid During Period[2,3]	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[3]	Annualized Expense Ratio

A	$1,000	$1,011.50	$3.30	$1,021.93	$3.31	0.65%
C	$1,000	$1,009.30	$6.08	$1,019.16	$6.11	1.20%
R6	$1,000	$1,003.60	$0.41	$1,022.68	$2.55	0.50%
Advisor	$1,000	$1,012.80	$2.79	$1,022.43	$2.80	0.55%

1. For Classes A, C and Advisor, 3/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 3/1/17 for Hypothetical.

2. For Classes A, C and Advisor, 3/1/17–8/31/17. For Class R6, 8/1/17–8/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 30/365 for Actual Class R6 expenses to reflect the number of days since inception.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Alabama Tax-Free Income Fund

	Six Months Ended
	August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.16	$11.35	$11.55	$11.18	$11.91	$11.71

Income from investment operations[b]:
Net investment income[c]	0.18	0.39	0.42	0.44	0.44	0.44
Net realized and unrealized gains (losses)	0.01	(0.20)	(0.20)	0.37	(0.74)	0.20
Total from investment operations	0.19	0.19	0.22	0.81	(0.30)	0.64

Less distributions from:
Net investment income	(0.19)	(0.38)	(0.42)	(0.44)	(0.43)	(0.43)
Net realized gains	—	—	—	—	(—)[d]	(0.01)
Total distributions	(0.19)	(0.38)	(0.42)	(0.44)	(0.43)	(0.44)
Net asset value, end of period	$11.16	$11.16	$11.35	$11.55	$11.18	$11.91

Total return[e]	1.68%	1.69%	1.99%	7.35%	(2.49)%	5.57%

Ratios to average net assets[f]
Expenses	0.71%	0.72%	0.71%	0.72%	0.71%	0.70%
Net investment income	3.13%	3.38%	3.73%	3.83%	3.86%	3.68%

Supplemental data
Net assets, end of period (000’s)	$224,871	$225,050	$228,212	$224,586	$218,826	$270,783
Portfolio turnover rate	7.56%	16.81%	10.70%	6.46%	14.44%	17.76%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Alabama Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.30	$11.49	$11.69	$11.31	$12.04	$11.84

Income from investment operations[b]:
Net investment income[c]	0.15	0.33	0.37	0.38	0.38	0.38
Net realized and unrealized gains (losses)	—	(0.20)	(0.21)	0.38	(0.74)	0.20
Total from investment operations	0.15	0.13	0.16	0.76	(0.36)	0.58

Less distributions from:
Net investment income	(0.15)	(0.32)	(0.36)	(0.38)	(0.37)	(0.37)
Net realized gains	—	—	—	—	(—)[d]	(0.01)
Total distributions	(0.15)	(0.32)	(0.36)	(0.38)	(0.37)	(0.38)
Net asset value, end of period	$11.30	$11.30	$11.49	$11.69	$11.31	$12.04

Total return[e]	1.38%	1.11%	1.41%	6.77%	(2.99)%	4.92%

Ratios to average net assets[f]
Expenses.	1.26%	1.27%	1.26%	1.27%	1.26%	1.25%
Net investment income	2.58%	2.83%	3.18%	3.28%	3.31%	3.13%

Supplemental data
Net assets, end of period (000’s)	$50,043	$55,619	$54,075	$53,424	$49,940	$65,690
Portfolio turnover rate	7.56%	16.81%	10.70%	6.46%	14.44%	17.76%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Alabama Tax-Free Income Fund (continued)

Period Ended
August 31, 2017
(unaudited)[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.13
Income from investment operations[b]:
Net investment income[c]	0.03
Net realized and unrealized gains (losses)	0.03
Total from investment operations	0.06
Less distributions from net investment income	(0.03)
Net asset value, end of period	$11.16

Total return[d]	0.54%

Ratios to average net assets[e]
Expenses	0.57%
Net investment income	3.27%

Supplemental data
Net assets, end of period (000’s)	$5
Portfolio turnover rate	7.56%

aFor the period August 1, 2017 (effective date) to August 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

60	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Alabama Tax-Free Income Fund (continued)

	Six Months Ended	Year Ended
	August 31, 2017	February 28,
	(unaudited)	2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.16	$11.49
Income from investment operations[b]:
Net investment income[c]	0.18	0.18
Net realized and unrealized gains (losses)	0.01	(0.33)
Total from investment operations	0.19	(0.15)
Less distributions from net investment income	(0.19)	(0.18)
Net asset value, end of period	$11.16	$11.16

Total return[d]	1.73%	(1.33)%

Ratios to average net assets[e]
Expenses.	0.61%	0.62%
Net investment income	3.23%	3.48%

Supplemental data
Net assets, end of period (000’s)	$8,076	$5,149
Portfolio turnover rate	7.56%	16.81%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	61

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2017 (unaudited)

Franklin Alabama Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 97.5%
Alabama 96.9%
Alabama Federal Aid Highway Finance Authority Special Obligation Revenue, Series A, 5.00%, 6/01/37	$ 3,000,000	$ 3,606,239
Alabama Special Care Facilities Financing Authority Birmingham Revenue, Ascension Senior Credit Group, Refunding, Series B, 5.00%, 11/15/46	3,000,000	3,465,870
Alabama State Port Authority Docks Facilities Revenue, Pre-Refunded, 6.00%, 10/01/40	3,000,000	3,447,360
Anniston PBA Building Revenue, Judicial Center Project, AGMC Insured, Pre-Refunded, 5.00%, 3/01/43	4,120,000	4,678,672
Auburn University General Fee Revenue, Refunding, Series A, 5.00%, 6/01/33	2,500,000	2,937,050
Baldwin County Board of Education Revenue,
School wts., Refunding, 5.00%, 6/01/24	2,605,000	3,017,684
School wts., Refunding, 5.00%, 6/01/26	2,870,000	3,306,211
School wts., Refunding, 5.00%, 6/01/27	3,015,000	3,458,416
School wts., Refunding, 5.00%, 6/01/31	2,000,000	2,369,720
Bessemer Governmental Utility Services Corp. Water Supply Revenue, Refunding, Series A, Assured Guaranty, 5.00%, 6/01/39	3,825,000	3,832,918
Birmingham GO, Capital Appreciation, Series A, 5.00%, 3/01/43	5,000,000	5,593,550
Birmingham Special Care Facilities Financing Authority Health Care Facility Revenue, Children’s Hospital, Assured Guaranty, Pre-Refunded, 6.00%, 6/01/39	4,000,000	4,348,400
Birmingham Water Works Board Water Revenue,
Senior, Refunding, Series A, 4.00%, 1/01/35	4,000,000	4,302,720
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 1/01/39	5,950,000	6,293,494
Series B, 5.00%, 1/01/43	3,745,000	4,176,873
Subordinate, Refunding, Series B, 5.00%, 1/01/43	10,000,000	11,579,900
Butler County IDA Environmental Improvement Revenue, International Paper Co. Projects, Series A, 7.00%, 9/01/32	1,000,000	1,055,060
Calhoun County Board of Education Special Tax School wts. Revenue, BAM Insured, 5.00%, 2/01/46	6,000,000	6,842,220
Chatom IDB Gulf Opportunity Zone Revenue,
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/30	5,250,000	5,721,450
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/37	5,000,000	5,419,400
Cullman GO, wts., Refunding, 5.00%, 7/01/30	1,100,000	1,289,926
Cullman Utilities Board Water Revenue, AGMC Insured, 5.00%, 9/01/41.	3,000,000	3,250,530
DCH Health Care Authority Health Care Facilities Revenue, Refunding, 5.00%, 6/01/36	2,000,000	2,224,600
[a]East Alabama Health Care Authority Health Care Facilities Revenue,
Mandatory Put, Series A, Pre-Refunded, 5.25%, 9/01/18	5,000,000	5,217,100
Mandatory Put, Series B, Pre-Refunded, 5.50%, 9/01/18	4,500,000	4,706,415
Homewood Educational Building Authority Revenue, Educational Facilities, Samford University, Series A, AGMC Insured, 5.00%, 12/01/41	10,000,000	11,162,200
Homewood GO, Capital Improvement wts., 5.00%, 9/01/42	4,000,000	4,562,680
Huntsville PBA Lease Revenue, Municipal Justice Center, Capital Improvement, Refunding, NATL Insured, 5.00%, 10/01/33	5,180,000	5,191,966
Huntsville Water System Revenue, wts., 5.00%, 11/01/35	5,360,000	6,275,702
Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue, Infirmary Health System Inc., Series A, 5.00%, 2/01/41	3,000,000	3,295,260
Jacksonville State University Tuition and Fee Revenue, Refunding, AGMC Insured, 5.00%, 12/01/36	5,000,000	5,818,050
Leeds Public Educational Building Authority Educational Facilities Revenue, Assured Guaranty, Pre- Refunded, 5.125%, 4/01/33	7,410,000	7,592,137
Limestone County Water and Sewer Authority Water Revenue,
AGMC Insured, 5.00%, 12/01/39	3,750,000	4,004,063
Refunding, Series B, BAM Insured, 5.00%, 12/01/43	5,920,000	6,570,904
Madison County Board of Education Capital Outlay Revenue, Tax Anticipation wts., Assured Guaranty, Pre-Refunded, 5.125%, 9/01/34	600,000	625,314
Madison GO, wts., Series A, 5.00%, 4/01/37	2,590,000	2,974,278
Madison Water and Wastewater Board Water and Sewer Revenue, Refunding, 5.00%, 12/01/41	4,610,000	5,324,596

62	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Alabama Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Alabama (continued)
Marshall County Board of Education Special Tax, School wts., AGMC Insured, 4.00%, 3/01/41	$ 2,510,000	$ 2,618,307
Mobile GO, wts., Series C, Pre-Refunded, 5.50%, 2/15/30	2,000,000	2,039,720
Mobile Public Educational Building Authority Revenue, Limited Obligation School, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 3/01/33	6,500,000	6,632,795
Mobile Water and Sewer Commissioners Water and Sewer Revenue, Refunding, 5.00%, 1/01/36	10,000,000	11,296,200
Montgomery County Board of Education Capital Outlay School wts. Revenue, Refunding, 5.00%, 9/01/39	3,000,000	3,396,570
Morgan County Board of Education Capital Outlay School wts. Revenue,
Pre-Refunded, 5.00%, 3/01/35	1,050,000	1,237,772
Refunding, 5.00%, 3/01/35	5,970,000	6,829,382
Opelika Utilities Board Utility Revenue,
Assured Guaranty, Pre-Refunded, 5.00%, 6/01/37	3,000,000	3,270,960
Refunding, 4.00%, 6/01/41	2,000,000	2,115,680
Oxford GO, wts., Series C, 5.00%, 10/01/29	1,435,000	1,668,604
Pelham GO, wts., 5.00%, 2/01/34	2,635,000	3,073,332
Phenix City GO, School wts., Series A, 5.00%, 8/01/43	3,000,000	3,402,090
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40	2,000,000	2,174,140
Selma IDBR,
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.80%, 5/01/34	3,000,000	3,320,940
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.375%, 12/01/35	3,000,000	3,381,840
Talladega County Board of Education Special Tax School wts. Revenue, Sales Tax, Refunding, BAM Insured, 5.00%, 11/01/39	2,000,000	2,322,080
Troy Public Educational Building Authority Educational Facilities Revenue,
AGMC Insured, 5.25%, 12/01/40	295,000	325,671
AGMC Insured, Pre-Refunded, 5.25%, 12/01/40	1,705,000	1,935,141
Trussville GO, wts., Series B, 5.00%, 10/01/39	3,000,000	3,436,230
Tuscaloosa City Board of Education School Tax wts. Revenue, 5.00%, 8/01/41	4,000,000	4,644,600
Tuscaloosa County Board of Education Special Tax, School wts., 4.00%, 2/01/47	5,000,000	5,243,700
Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest Student Housing LLC, University of Alabama Ridgecrest Residential Project, Assured Guaranty, Pre-Refunded, 6.75%, 7/01/38	5,000,000	5,242,000
University of Alabama at Birmingham Medicine Finance Authority Revenue, Refunding, Series B, 5.00%, 9/01/29	5,000,000	6,036,200
University of Alabama General Revenue, University of Alabama at Birmingham, Refunding, Series D-2, 5.00%, 10/01/37	7,520,000	8,696,203
University of Montevallo Revenue, Refunding, BAM Insured, 5.00%, 5/01/42	2,500,000	2,862,125
University of South Alabama University Facilities Revenue,
Capital Improvement, BHAC Insured, Pre-Refunded, 5.00%, 8/01/38	5,000,000	5,187,550
Refunding, AGMC Insured, 5.00%, 11/01/34	2,000,000	2,367,200

		274,295,960

franklintempleton.com	Semiannual Report	63

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Alabama Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories 0.6%
Puerto Rico 0.6%
[b]Puerto Rico Sales Tax FICO Sales Tax Revenue,
First Subordinate, Series A, 5.75%, 8/01/37	$ 2,000,000	$ 520,000
First Subordinate, Series A, 5.375%, 8/01/39	4,500,000	1,170,000

		1,690,000

Total Municipal Bonds (Cost $265,672,960) 97.5%		275,985,960
Other Assets, less Liabilities 2.5%		7,008,678

Net Assets 100.0%		$282,994,638

See Abbreviations on page 153.

aThe maturity date shown represents the mandatory put date.

bSee Note 6 regarding defaulted securities.

64	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Florida Tax-Free Income Fund

	Six Months Ended
	August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013
Class A

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$10.88	$11.19	$11.38	$11.05	$11.96	$11.88

Income from investment operationsb:
Net investment incomec	0.20	0.43	0.45	0.48	0.46	0.47
Net realized and unrealized gains (losses)	(0.06)	(0.31)	(0.20)	0.34	(0.90)	0.13

Total from investment operations	0.14	0.12	0.25	0.82	(0.44)	0.60

Less distributions from:
Net investment income	(0.21)	(0.43)	(0.44)	(0.49)	(0.44)	(0.46)
Net realized gains	—	—	—	—	(0.03)	(0.06)

Total distributions	(0.21)	(0.43)	(0.44)	(0.49)	(0.47)	(0.52)

Net asset value, end of period	$10.81	$10.88	$11.19	$11.38	$11.05	$11.96

Total returnd	1.34%	1.05%	2.32%	7.57%	(3.65)%	5.15%

Ratios to average net assetse

Expenses.	0.65%	0.65%	0.64%	0.64%	0.62%	0.62%
Net investment income	3.57%	3.82%	4.01%	4.25%	4.13%	3.95%

Supplemental data

Net assets, end of period (000’s)	$610,810	$635,594	$689,641	$725,177	$737,869	$1,023,241
Portfolio turnover rate	4.16%	13.84%	5.17%	5.17%	7.39%	24.13%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	65

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Florida Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013
Class C
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$11.10	$11.41	$11.59	$11.25	$12.17	$12.08

Income from investment operations[b]:
Net investment incomec	0.17	0.37	0.39	0.42	0.41	0.41
Net realized and unrealized gains (losses)	(0.06)	(0.32)	(0.19)	0.35	(0.92)	0.14

Total from investment operations	0.11	0.05	0.20	0.77	(0.51)	0.55

Less distributions from:
Net investment income	(0.18)	(0.36)	(0.38)	(0.43)	(0.38)	(0.40)
Net realized gains	—	—	—	—	(0.03)	(0.06)

Total distributions	(0.18)	(0.36)	(0.38)	(0.43)	(0.41)	(0.46)

Net asset value, end of period	$11.03	$11.10	$11.41	$11.59	$11.25	$12.17

Total return[d]	1.03%	0.46%	1.81%	6.94%	(4.19)%	4.56%

Ratios to average net assets[e]

Expenses.	1.20%	1.20%	1.19%	1.19%	1.17%	1.17%
Net investment income	3.02%	3.27%	3.46%	3.70%	3.58%	3.40%

Supplemental data

Net assets, end of period (000’s)	$82,851	$90,754	$88,734	$89,809	$89,944	$132,581
Portfolio turnover rate	4.16%	13.84%	5.17%	5.17%	7.39%	24.13%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

66	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Florida Tax-Free Income Fund (continued)

Period Ended August 31, 2017 (unaudited)[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.82

Income from investment operations[b]:
Net investment income[c]	0.03
Net realized and unrealized gains (losses)	0.01

Total from investment operations	0.04

Less distributions from net investment income	(0.03)

Net asset value, end of period	$10.83

Total return[d]	0.40%

Ratios to average net assets[e]

Expenses	0.51%
Net investment income	3.71%

Supplemental data

Net assets, end of period (000’s)	$5
Portfolio turnover rate	4.16%

aFor the period August 1, 2017 (effective date) to August 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	67

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Florida Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017[a]
Advisor Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.89	$11.23

Income from investment operations[b]:
Net investment income[c]	0.20	0.20
Net realized and unrealized gains (losses)	(0.04)	(0.34)

Total from investment operations	0.16	(0.14)

Less distributions from net investment income	(0.22)	(0.20)

Net asset value, end of period	$10.83	$10.89

Total return[d]	1.48%	(1.25)%

Ratios to average net assets[e]

Expenses	0.55%	0.55%
Net investment income	3.67%	3.92%

Supplemental data

Net assets, end of period (000’s)	$20,605	$10,916
Portfolio turnover rate	4.16%	13.84%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

68	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2017 (unaudited)

Franklin Florida Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 99.8%
Florida 97.2%
Alachua County Health Facilities Authority Health Facilities Revenue,
Shands Healthcare Project, Series D-1, Pre-Refunded, 6.50%, 12/01/19	$1,215,000	$ 1,299,528
Shands Healthcare Project, Series D-1, Pre-Refunded, 6.75%, 12/01/22	1,000,000	1,072,640
Shands Healthcare Project, Series D-2, Pre-Refunded, 6.75%, 12/01/30	5,000,000	5,363,200
Brevard County Health Facilities Authority Health Facilities Revenue,
Health First Inc. Project, Refunding, 5.00%, 4/01/39	5,000,000	5,526,200
Health First Inc. Project, Series B, Pre-Refunded, 7.00%, 4/01/39	2,000,000	2,189,360
Broward County Water and Sewer Utility Revenue, Series A, Pre-Refunded, 5.25%, 10/01/34	2,200,000	2,303,312
Central Expressway Authority Revenue, senior lien, Refunding, Series B, 4.00%, 7/01/40	5,825,000	6,139,142
Citizens Property Insurance Corp. Revenue, Personal Lines Account/Commercial Lines Account, senior secured, Series A-1, 5.00%, 6/01/22	5,000,000	5,847,000
City of Winter Park Water and Sewer Revenue, Refunding and Improvement, 5.00%, 12/01/34	2,000,000	2,163,000
Clearwater City Water and Sewer Revenue, Series A, Pre-Refunded, 5.25%, 12/01/39	2,000,000	2,191,680
Collier County Educational Facilities Authority Revenue, Hodges University Inc. Project, 5.625%, 11/01/28	2,860,000	3,117,600
Collier County IDA Health Care Facilities Revenue, NCH Healthcare System Project, 6.25%, 10/01/39	5,000,000	5,732,200
Duval County School Board COP, Master Lease Program, Series A, Assured Guaranty, Pre-Refunded, 5.25%, 7/01/35	10,000,000	10,785,000
Escambia County Health Facilities Authority Health Facility Revenue,
Baptist Hospital Inc. Project, Refunding, Series A, 5.75%, 8/15/29	7,195,000	7,953,281
Baptist Hospital Inc. Project, Series A, 6.00%, 8/15/36	11,000,000	12,184,150
Florida Higher Educational Facilities Financing Authority Revenue,
Bethune-Cookman University Inc. Project, Refunding, 5.375%, 7/01/32	3,500,000	3,753,365
Nova Southeastern University Project, 6.375%, 4/01/31	2,750,000	3,156,285
Rollins College Project, 5.00%, 12/01/37	10,000,000	11,004,600
The University of Tampa Project, Refunding, Series A, 5.25%, 4/01/42	2,000,000	2,264,700
Florida State Board of Education GO,
Public Education Capital Outlay, Refunding, Series C, 4.00%, 6/01/35	5,340,000	5,726,296
Public Education Capital Outlay, Refunding, Series D, 6.00%, 6/01/23	15,000,000	18,761,850
Public Education Capital Outlay, Refunding, Series F, 4.00%, 6/01/37	8,000,000	8,528,080
Public Education Capital Outlay, Series A, Pre-Refunded, 5.50%, 6/01/38	10,000,000	10,447,400
Public Education Capital Outlay, Series H, 5.00%, 6/01/40	7,295,000	8,007,721
Florida State GO, Department of Transportation, Right-of Way Acquisition and Bridge Construction, Refunding, Series B, 5.00%, 7/01/26	8,000,000	9,374,240
Florida State Governmental Utility Authority Revenue, Lehigh Utility System, Refunding, 5.25%, 10/01/40	5,000,000	5,671,800
Florida State Mid-Bay Bridge Authority Revenue,
Capital Appreciation, Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/25	9,845,000	6,502,229
Capital Appreciation, Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/26	2,500,000	1,563,950
Exchangeable, Series D, ETM, 6.10%, 10/01/22	3,545,000	4,272,505
first senior lien, Refunding, Series A, 5.00%, 10/01/40	5,000,000	5,605,300
Series A, ETM, 6.875%, 10/01/22	6,000,000	6,981,240
Florida State Municipal Loan Council Revenue, Series D, AGMC Insured, 5.50%, 10/01/41	3,750,000	4,306,350
Florida State Municipal Power Agency Revenue,
All-Requirements Power Supply Project, Series A, 5.00%, 10/01/31	950,000	986,376
All-Requirements Power Supply Project, Series A, Pre-Refunded, 5.00%, 10/01/31	5,050,000	5,273,715
All-Requirements Power Supply Project, Series A, Pre-Refunded, 6.25%, 10/01/31	2,000,000	2,218,440
Stanton Project, Refunding, 5.50%, 10/01/19	1,000,000	1,091,720
Fort Lauderdale Water and Sewer Revenue, Pre-Refunded, 5.00%, 9/01/35	6,000,000	6,000,000
Fort Pierce Capital Improvement Revenue, Refunding, Series A, Assured Guaranty, 6.00%, 9/01/32	1,500,000	1,571,280

franklintempleton.com	Semiannual Report	69

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Florida Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Fort Pierce Utilities Authority Revenue,
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20	$3,090,000	$ 2,902,499
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21	2,585,000	2,367,653
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22	3,090,000	2,754,519
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23	3,060,000	2,633,252
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24	2,560,000	2,110,490
Greater Orlando Aviation Authority Airport Facilities Revenue,
[a] Priority Subordinated, Series A, 5.00%, 10/01/47	5,000,000	5,755,400
Series A, 5.00%, 10/01/39	5,000,000	5,519,850
Series C, Pre-Refunded, 5.00%, 10/01/39	4,250,000	4,605,512
Halifax Hospital Medical Center Hospital Revenue,
Daytona Beach, Refunding, 5.00%, 6/01/46	4,250,000	4,675,552
Daytona Beach, Refunding and Improvement, 5.00%, 6/01/36	2,500,000	2,784,025
Daytona Beach, Series B-1, AGMC Insured, Pre-Refunded, 5.50%, 6/01/38	10,000,000	10,332,800
Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured, 5.30%, 12/20/18	230,000	230,777
Hillsborough County Aviation Authority Revenue, Tampa International Airport, Customer Facility Charge, Series A, 5.00%, 10/01/44	5,000,000	5,622,500
Tampa International Airport, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/33	5,465,000	5,707,099
Tampa International Airport, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/38	6,725,000	7,022,917
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	6,500,000	6,700,785
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, 5.00%, 10/01/30	2,000,000	2,310,820
Lakeland Hospital Revenue, Lakeland Regional Health Systems, 5.00%, 11/15/45	12,300,000	13,753,614
Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center, 5.50%, 11/15/42	2,100,000	2,306,115
Melbourne Water and Sewer Improvement Revenue, Capital Appreciation, FGIC Insured, ETM, zero cpn., 10/01/26	1,500,000	1,248,930
Melbourne Water and Sewer Revenue, Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 10/01/22	1,785,000	1,650,607
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 10/01/26	4,500,000	3,653,820
Miami Beach RDA Tax Increment Revenue, City Center/Historic Convention Village, Refunding, Series A, AGMC Insured, 5.00%, 2/01/40	5,000,000	5,634,300
Miami Beach Stormwater Revenue, 5.00%, 9/01/41	10,000,000	11,449,100
Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30	7,000,000	7,017,360
Miami Health Facilities Authority Revenue, Miami Jewish Health System Inc., Project, Refunding, 5.125%, 7/01/46	2,250,000	2,393,550
Miami Parking System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	4,000,000	4,265,560
Miami Special Obligation Revenue, Parking, Marlins Stadium Project, Series A, AGMC Insured, 5.25%, 7/01/35	5,000,000	5,492,300
Street and Sidewalk Improvement Program, 5.625%, 1/01/39	15,000,000	15,815,100
Miami-Dade County Aviation Revenue, Miami International Airport, Hub of the Americas, Refunding, Series A, 5.50%, 10/01/36	5,000,000	5,434,900
Miami International Airport, Refunding, Series A, 5.375%, 10/01/35	7,500,000	8,370,975
Miami International Airport, Refunding, Series A, 5.00%, 10/01/41	2,000,000	2,320,680
Miami International Airport, Refunding, Series B, 5.00%, 10/01/37	10,000,000	11,450,200
Miami International Airport, Refunding, Series B, 5.00%, 10/01/40	5,000,000	5,811,500
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	18,770,000	20,445,973
Miami-Dade County GO, Building Better Communities Program, Series B-1, Pre-Refunded, 5.75%, 7/01/33	5,000,000	5,203,350

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Florida Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Miami-Dade County Health Facilities Authority Hospital Revenue,
Miami Children’s Hospital Project, Series A, 6.125%, 8/01/42	$1,055,000	$ 1,174,268
Miami Children’s Hospital Project, Series A, 6.125%, 8/01/42	2,945,000	3,362,954
Nicklaus Children’s Hospital Project, Refunding, 5.00%, 8/01/42	3,000,000	3,446,880
Nicklaus Children’s Hospital Project, Refunding, 4.00%, 8/01/47	3,500,000	3,612,700
Miami-Dade County School Board COP, Master Lease Purchase Agreement, Series A, Assured Guaranty, Pre-Refunded, 5.375%, 2/01/34	5,000,000	5,318,400
Miami-Dade County School District GO, School, 5.00%, 3/15/43	2,465,000	2,782,517
Miami-Dade County Seaport Revenue, Series A, 6.00%, 10/01/38	10,000,000	12,097,200
Miami-Dade County Transit System Sales Surtax Revenue, 5.00%, 7/01/42	15,000,000	17,057,250
Miami-Dade County Water and Sewer System Revenue, Assured Guaranty, 5.00%, 10/01/39	10,000,000	10,979,600
Refunding, Series A, 5.00%, 10/01/42	10,000,000	11,320,700
North Sumter County Utility Dependent District Utility Revenue, 5.75%, 10/01/43	5,000,000	5,646,350
Orange County Health Facilities Authority Revenue, Hospital, Orlando Health Inc., Series A, 5.00%, 10/01/42	10,000,000	10,777,000
Hospital, Orlando Health Obligated Group, Refunding, Series A, 5.00%, 10/01/39	5,500,000	6,269,230
Hospital, Orlando Health Obligated Group, Refunding, Series B, AGMC Insured, 5.00%, 12/01/32	2,995,000	3,113,213
Hospital, Orlando Health Obligated Group, Series B, AGMC Insured, Pre-Refunded, 5.00%, 12/01/32	2,005,000	2,103,907
Hospital, Orlando Regional Healthcare System, Series C, Pre-Refunded, 5.25%, 10/01/35	4,000,000	4,187,840
Presbyterian Retirement Communities Project, 5.00%, 8/01/41	5,000,000	5,561,650
Orange County School Board COP, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/34	10,000,000	10,865,800
Orlando Tourist Development Tax Revenue, Sixth Cent Contract Payments, Senior, Series A, Assured Guaranty, 5.25%, 11/01/38	16,740,000	16,854,334
Orlando-Orange County Expressway Authority Revenue,
Refunding, Series A, 5.00%, 7/01/35	8,330,000	9,509,195
senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18	90,000	94,998
Series A, 5.00%, 7/01/40	3,145,000	3,436,730
Series A, Pre-Refunded, 5.00%, 7/01/40	1,855,000	2,059,106
Series C, Pre-Refunded, 5.00%, 7/01/35	4,000,000	4,440,120
Series C, Pre-Refunded, 5.00%, 7/01/40	2,755,000	3,058,133
Palm Beach County Health Facilities Authority Revenue, Lifespace Communities Inc., Refunding, Series B, 5.00%, 5/15/47	5,000,000	5,605,400
Palm Beach County Public Improvement Revenue, Pre-Refunded, 5.00%, 5/01/33	1,000,000	1,027,350
Palm Beach County Solid Waste Authority Revenue, Improvement, Series B, Pre-Refunded, 5.50%, 10/01/25	5,000,000	5,248,050
Palm Beach County Water and Sewer Revenue, 5.00%, 10/01/40	5,000,000	5,371,150
Panama City Beach Utility Revenue, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/39	3,000,000	3,212,460
Port St. Lucie Utility System Revenue, Assured Guaranty, Pre-Refunded, 5.25%, 9/01/35	1,775,000	1,852,071
Refunding, Assured Guaranty, 5.25%, 9/01/35	225,000	233,658
Sarasota County Health Facilities Authority Retirement Revenue, Village of Isle Project, Refunding, 5.00%, 1/01/32	1,100,000	1,221,231
South Broward Hospital District Revenue, South Broward Hospital District Obligated Group, Pre-Refunded, 5.00%, 5/01/36	7,000,000	7,191,450
South Lake County Hospital District Revenue, South Lake Hospital Inc., Refunding, 5.25%, 10/01/34	5,000,000	5,354,250
St. Petersburg Public Utilities Revenue, Series A, Pre-Refunded, 5.00%, 10/01/36	3,180,000	3,446,007
Sunrise Utilities System Revenue, AMBAC Insured, Pre-Refunded, 5.20%, 10/01/22	1,050,000	1,151,525
Refunding, AMBAC Insured, 5.20%, 10/01/22	1,500,000	1,567,500
Tamarac Utility System Revenue, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/39	1,585,000	1,717,585

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Florida Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Florida (continued)
Tampa Bay Water Regional Water Supply Authority Utility System Revenue,
5.00%, 10/01/38	$10,000,000	$11,619,600
Pre-Refunded, 5.00%, 10/01/34	8,000,000	8,354,400
Pre-Refunded, 5.00%, 10/01/38	14,340,000	14,975,262
Refunding, Series A, 5.00%, 10/01/37	7,500,000	8,819,925
Tampa Florida Hospital Revenue, H. Lee Moffitt Cancer Project, Refunding, Series B, 5.00%, 7/01/37	5,000,000	5,617,100
Tampa Health System Revenue, Baycare, Series A, 4.00%, 11/15/46	5,000,000	5,159,250
Tampa Sports Authority Revenue,
Guaranteed Package, Tampa Bay Arena Project, NATL Insured, 6.05%, 10/01/20	1,250,000	1,346,950
Guaranteed Package, Tampa Bay Arena Project, NATL Insured, 6.10%, 10/01/26	2,695,000	3,273,266
[a] Tampa-Hillsborough County Expressway Authority Revenue, 5.00%, 7/01/47	5,000,000	5,803,150
University of North Florida FICO Revenue, Capital Improvement, Housing Project, Refunding, AGMC Insured, 5.00%, 11/01/35	5,000,000	5,760,400
Volusia County Educational Facility Authority Revenue,
Educational Facilities, Embry-Riddle Aeronautical University Inc. Project, Refunding, 5.00%, 10/15/42	1,500,000	1,732,965
Educational Facilities, Embry-Riddle Aeronautical University Inc. Project, Refunding, 5.00%, 10/15/47	3,500,000	4,017,510

		694,500,659

U.S. Territories 2.6%
Puerto Rico 2.6%
[b] Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	10,000,000	5,914,000
Series XX, 5.25%, 7/01/40	10,000,000	5,914,000
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	5,900,000	5,472,250
[b] Puerto Rico Sales Tax FICO Sales Tax Revenue, First Subordinate, Series C, 5.50%, 8/01/40	5,000,000	1,300,000

		18,600,250

Total Municipal Bonds before Short Term Investments (Cost $673,490,882)		713,100,909

Short Term Investments 0.8%
Municipal Bonds 0.8%
Florida 0.8%
[c] Broward County Educational Facilities Authority Revenue, Nova Southeastern University, Series A, LOC Bank of America, Daily VRDN and Put, 0.84%, 4/01/38	300,000	300,000
[c] St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 0.86%, 9/01/28	5,000,000	5,000,000

Total Short Term Investments (Cost $5,300,000)		5,300,000

Total Investments (Cost $678,790,882) 100.6%		718,400,909
Other Assets, less Liabilities (0.6)%.		(4,129,822)

Net Assets 100.0%		$714,271,087

See Abbreviations on page 153.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 6 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Georgia Tax-Free Income Fund

	Six Months Ended August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.99	$12.32	$12.46	$12.02	$12.80	$12.49
Income from investment operations[b]:
Net investment income[c]	0.19	0.42	0.45	0.46	0.46	0.46
Net realized and unrealized gains (losses)	(0.01)	(0.33)	(0.14)	0.44	(0.78)	0.30
Total from investment operations	0.18	0.09	0.31	0.90	(0.32)	0.76
Less distributions from net investment income	(0.20)	(0.42)	(0.45)	(0.46)	(0.46)	(0.45)
Net asset value, end of period	$11.97	$11.99	$12.32	$12.46	$12.02	$12.80

Total return[d]	1.55%	0.69%	2.56%	7.57%	(2.47)%	6.13%

Ratios to average net assets[e]
Expenses	0.67%	0.67%	0.67%	0.67%	0.66%	0.66%
Net investment income	3.22%	3.36%	3.67%	3.73%	3.83%	3.59%

Supplemental data
Net assets, end of period (000’s)	$399,115	$428,301	$429,103	$410,603	$391,837	$498,086
Portfolio turnover rate	4.17%	8.34%	4.92%	11.89%	5.87%	5.47%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Georgia Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.16	$12.49	$12.63	$12.17	$12.96	$12.64
Income from investment operations[b]:
Net investment income[c]	0.16	0.35	0.39	0.40	0.40	0.39
Net realized and unrealized gains (losses)	(0.01)	(0.33)	(0.15)	0.45	(0.80)	0.30
Total from investment operations	0.15	0.02	0.24	0.85	(0.40)	0.69
Less distributions from net investment income	(0.17)	(0.35)	(0.38)	(0.39)	(0.39)	(0.37)
Net asset value, end of period	$12.14	$12.16	$12.49	$12.63	$12.17	$12.96

Total return[d]	1.24%	0.12%	1.97%	7.06%	(3.06)%	5.55%

Ratios to average net assets[e]
Expenses	1.22%	1.22%	1.22%	1.22%	1.21%	1.21%
Net investment income	2.67%	2.81%	3.12%	3.18%	3.28%	3.04%

Supplemental data
Net assets, end of period (000’s)	$122,477	$128,544	$126,117	$123,265	$112,533	$160,443
Portfolio turnover rate	4.17%	8.34%	4.92%	11.89%	5.87%	5.47%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

74	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Georgia Tax-Free Income Fund (continued)

Period Ended August 31, 2017 (unaudited)[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.94
Income from investment operations[b]:
Net investment income[c]	0.03
Net realized and unrealized gains (losses)	0.03
Total from investment operations	0.06
Less distributions from net investment income	(0.03)
Net asset value, end of period	$11.97

Total return[d]	0.52%

Ratios to average net assets[e]
Expenses	0.52%
Net investment income	3.37%

Supplemental data
Net assets, end of period (000’s)	$5
Portfolio turnover rate	4.17%

aFor the period August 1, 2017 (effective date) to August 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Georgia Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.99	$12.41
Income from investment operations[b]:
Net investment income[c]	0.20	0.20
Net realized and unrealized gains (losses)	(0.01)	(0.43)
Total from investment operations	0.19	(0.23)
Less distributions from net investment income	(0.21)	(0.19)
Net asset value, end of period	$11.97	$11.99

Total return[d]	1.60%	(1.82)%

Ratios to average net assets[e]
Expenses	0.57%	0.57%
Net investment income	3.32%	3.46%

Supplemental data
Net assets, end of period (000’s)	$37,242	$21,454
Portfolio turnover rate	4.17%	8.34%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2017 (unaudited)

Franklin Georgia Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.9%
Georgia 98.2%
Athens Housing Authority Revenue,
Refunding, 5.00%, 6/15/36	$2,390,000	$2,790,062
Refunding, 4.00%, 6/15/40	5,000,000	5,213,650
Athens-Clarke County Unified Government Development Authority Revenue,
UGAREF Central Precinct LLC Project, Refunding, 4.00%, 6/15/32	2,180,000	2,382,217
UGAREF Central Precinct LLC Project, Refunding, 5.00%, 6/15/33	1,000,000	1,178,590
Athens-Clarke County Unified Government Water and Sewerage Revenue,
Pre-Refunded, 5.625%, 1/01/33	10,000,000	10,626,400
Pre-Refunded, 5.50%, 1/01/38	5,000,000	5,305,050
Atlanta Airport General Revenue,
Refunding, Series B, 5.00%, 1/01/42	2,000,000	2,219,020
Refunding, Series C, 6.00%, 1/01/30	6,000,000	6,917,400
Series A, 5.00%, 1/01/40	9,000,000	9,717,390
Atlanta Airport Passenger Facility Charge Revenue,
General, sub. lien, Refunding, Series A, 5.00%, 1/01/33	4,005,000	4,707,036
General, sub. lien, Refunding, Series A, 5.00%, 1/01/34	3,250,000	3,802,857
Atlanta and Fulton County Recreation Authority Revenue,
Park Improvement, Refunding, Series A, 5.00%, 12/01/35	3,530,000	4,108,179
Zoo Atlanta Parking Facility Project, 5.00%, 12/01/35	1,540,000	1,867,158
The Atlanta Development Authority Revenue,
New Downtown Atlanta Stadium Project, senior lien, Series A-1, 5.25%, 7/01/40	7,750,000	9,051,147
New Downtown Atlanta Stadium Project, senior lien, Series A-1, 5.25%, 7/01/44	3,000,000	3,485,400
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26	2,555,000	2,990,168
Atlanta Development Authority Student Housing Facilities Revenue, Piedmont/Ellis LLC University Commons Project Located on the Campus of Georgia State University, Pre-Refunded, 5.00%, 9/01/32	2,000,000	2,419,720
Atlanta GO, Assured Guaranty, Pre-Refunded, 5.25%, 12/01/23	2,000,000	2,191,680
Atlanta Tax Allocation,
Atlantic Station Project, Refunding, Assured Guaranty, 5.00%, 12/01/23	1,000,000	1,008,260
Beltline Project, Refunding, Series B, 5.00%, 1/01/31	1,780,000	2,073,789
Atlanta Water and Wastewater Revenue,
Refunding, 5.00%, 11/01/43	10,000,000	11,610,300
Series A, AGMC Insured, 5.50%, 11/01/27	5,000,000	6,246,650
Series A, Pre-Refunded, 6.00%, 11/01/28	5,055,000	5,602,204
a,b,cBaldwin County Hospital Authority Revenue,
Oconee Regional Medical Center, 5.25%, 12/01/22	2,500,000	150,000
Oconee Regional Medical Center, 5.375%, 12/01/28	2,000,000	120,000
Bartow-Catersville Joint Development Authority Revenue, GHC Student Center LLC Project, AGMC Insured, 5.00%, 6/15/36	4,155,000	4,628,379
Bibb County Development Authority Revenue, Macon State College Foundation Real Estate II LLC Project, AGMC Insured, 5.00%, 7/01/40	5,000,000	5,641,600
Bleckley-Dodge County Joint Development Authority Student Housing Facilities Revenue, MGC Real Estate Foundation II LLC Project, 5.00%, 7/01/33	3,500,000	3,601,640
Brunswick and Glynn County Joint Water and Sewer Commission Revenue, Refunding, Series C, AGMC Insured, 5.00%, 6/01/33	2,045,000	2,226,330
Bulloch County Development Authority Student Housing Revenue, Georgia Southern University Housing Foundation Five LLC Project, AGMC Insured, 5.00%, 7/01/36	2,055,000	2,285,366
Burke County Development Authority PCR,
Oglethorpe Power Corp. Vogtle Project, Series B, 5.50%, 1/01/33	5,000,000	5,062,050
Oglethorpe Power Corp. Vogtle Project, Series E, 7.00%, 1/01/23	5,000,000	5,092,350

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FRANKLIN TAX-FREE TRUST

STATEMANT OF INVESTMENTS (UNAUDITED)

Franklin Georgia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Carroll City-County Hospital Authority Revenue,
Anticipation Certificates, Tanner Medical Center Inc. Project, 5.00%, 7/01/41	$2,000,000	$2,267,920
Anticipation Certificates, Tanner Medical Center Inc. Project, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38	5,000,000	5,170,700
Anticipation Certificates, Tanner Medical Center Inc. Project, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,557,550
Anticipation Certificates, Tanner Medical Center Inc. Project, Refunding, Series B, 4.00%, 7/01/34	1,535,000	1,637,170
Anticipation Certificates, Tanner Medical Center Inc. Project, Refunding, Series B, 4.00%, 7/01/36	1,445,000	1,525,198
Carrollton Payroll Development Authority Revenue, UWG Athletic Complex LLC Project, Anticipation Certificates, Refunding, AGMC Insured, 5.00%, 6/15/37	3,140,000	3,593,573
Cherokee County School System GO, 5.00%, 2/01/33	3,000,000	3,532,770
Cherokee County Water and Sewerage Authority Revenue,
AGMC Insured, Pre-Refunded, 5.00%, 8/01/35	3,000,000	3,112,530
NATL Insured, 6.90%, 8/01/18	10,000	10,042
City of Gainesville Water and Sewerage Revenue, Refunding, 5.00%, 11/15/28	3,640,000	4,335,750
Clarke County Hospital Authority Revenue, Athens Regional Medical Center Project, Pre-Refunded, 5.00%, 1/01/32	2,000,000	2,327,200
Clayton County Development Authority Revenue, Tuff Archives LLC-Secretary of State of Georgia Project, Refunding, 5.00%, 7/01/33	5,000,000	5,792,950
Clayton County Development Authority Student Housing Revenue, CSU Foundation Real Estate II LLC Project, AGMC Insured, 5.00%, 7/01/36	3,000,000	3,338,640
Clayton County Hospital Authority Revenue,
Anticipation Certificates, Southern Regional Medical Center Project, Series A, Pre-Refunded, 5.00%, 8/01/30	2,000,000	2,219,780
Anticipation Certificates, Southern Regional Medical Center Project, Series A, Pre-Refunded, 5.25%, 8/01/35	1,000,000	1,117,010
Clayton County Urban RDAR, Clayton County Project, Refunding, 5.00%, 2/01/28	1,285,000	1,481,836
Cobb County Development Authority Student Housing Revenue, Kennesaw State University Real Estate Foundations Projects, Senior, Refunding, Series A, 5.00%, 7/15/38	2,000,000	2,257,200
Cobb County Development Authority Student Recreation and Activities Center Revenue,
KSU SRAC Real Estate Foundation LLC Project, 5.00%, 7/15/35	2,500,000	2,815,875
KSU SRAC Real Estate Foundation LLC Project, 5.00%, 7/15/38	2,500,000	2,806,075
Columbus Water and Sewerage Revenue, Series A, 5.00%, 5/01/33	1,030,000	1,206,851
Coweta County Development Authority Revenue, Piedmont Healthcare Inc. Project, 5.00%, 6/15/40	5,000,000	5,398,600
Dahlonega Water and Wastewater Revenue,
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 9/01/30	1,750,000	1,825,985
Series A, Assured Guaranty, Pre-Refunded, 5.50%, 9/01/37	5,000,000	5,229,350
Decatur County School Building Authority Revenue, High School Project, AGMC Insured, Pre-Refunded, 5.00%, 10/01/32	1,500,000	1,504,410
Decatur Urban RDAR, City of Decatur Projects, Series A, 5.00%, 1/01/38	6,195,000	7,091,231
DeKalb County Water and Sewerage Revenue,
Refunding, Series B, AGMC Insured, 5.00%, 10/01/35	10,655,000	12,728,037
Second Resolution, Series A, 5.25%, 10/01/41	11,425,000	13,066,315
DeKalb Newton and Gwinnett County Joint Development Authority Revenue,
GGC Student Center LLC Project, Pre-Refunded, 5.50%, 7/01/34	3,000,000	3,249,000
GGCF Athletic Fields LLC Project, Series A, AGMC Insured, 5.00%, 7/01/39	5,000,000	5,648,950
DeKalb Private Hospital Authority Revenue, Anticipation Certificates, Children’s Healthcare of Atlanta Inc. Project, Refunding, 5.25%, 11/15/39.	5,000,000	5,411,700
Fairburn GO, AGMC Insured, 5.75%, 12/01/31	2,000,000	2,364,720
Floyd County Hospital Authority Revenue, Anticipation Certificates, Floyd Medical Center Project, Refunding, Series A, 4.00%, 7/01/43	7,735,000	8,085,782
Forsyth County School District GO, 5.00%, 2/01/28	1,500,000	1,798,065

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Georgia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Fulton County Development Authority Hospital Revenue, Anticipation Certificates, Wellstar Health System Inc. Project, Series A, 5.00%, 4/01/47	$1,000,000	$1,134,990
Fulton County Development Authority Revenue,
AMC Campus Project I LLC Project, AGMC Insured, 5.00%, 6/15/37	3,075,000	3,413,465
Georgia Tech Facilities Inc. Project, Refunding, Series A, 5.00%, 6/01/34	4,000,000	4,245,320
Georgia Tech Facilities Inc. Project, Series A, 5.00%, 6/01/41	3,500,000	3,829,070
Georgia Tech Foundation Technology Square Project, Refunding, Series A, 5.00%, 11/01/29	5,000,000	5,798,200
Georgia Tech Foundation Technology Square Project, Refunding, Series A, 5.00%, 11/01/30	2,000,000	2,315,360
Morehouse College Project, Refunding, AMBAC Insured, 5.00%, 12/01/27	5,000,000	5,028,700
Piedmont Healthcare Inc. Project, Refunding, Series A, 5.00%, 7/01/44	10,000,000	11,107,500
Piedmont Healthcare Inc. Project, Series A, Pre-Refunded, 5.25%, 6/15/37	5,000,000	5,383,900
Fulton County GO, Library Bond, 4.00%, 7/01/40	5,000,000	5,356,400
Fulton County Residential Care Facilities Elderly Authority Retirement Facility Revenue, Lenbrook Square Foundation Inc. Project, Refunding, 5.00%, 7/01/42	5,500,000	5,949,790
Gainesville and Hall County Hospital Authority Revenue,
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.375%, 2/15/40	1,245,000	1,325,900
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%, 2/15/42	7,000,000	7,976,780
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Series A, Pre-Refunded, 5.375%, 2/15/40	3,755,000	4,152,166
Georgia Municipal Electric Authority Revenue,
Plant Vogtle Units 3 and 4 Project J, Series A, 5.50%, 7/01/60	3,000,000	3,387,480
Power, Series GG, 5.00%, 1/01/39	7,000,000	7,661,710
Power, Series W, 6.60%, 1/01/18	55,000	55,998
Project One, Subordinated, Refunding, Series D, 5.50%, 1/01/26	1,390,000	1,439,498
Project One, Subordinated, Series D, Pre-Refunded, 5.50%, 1/01/26	3,610,000	3,747,938
Georgia State GO,
Series A-2, 4.00%, 2/01/36	10,000,000	11,020,600
Series B, Pre-Refunded, 5.00%, 7/01/28	3,225,000	3,336,456
Georgia State HFAR, SFM, Series A, 3.80%, 12/01/37	5,000,000	5,114,300
Georgia State Higher Education Facilities Authority Revenue,
USG Real Estate Foundation I LLC Project, Assured Guaranty, Pre-Refunded, 5.625%, 6/15/38	3,000,000	3,111,570
USG Real Estate Foundation I LLC Project, Pre-Refunded, 6.00%, 6/15/34	5,000,000	5,200,400
Georgia State Municipal Gas Authority Revenue,
Gas Portfolio III Project, Refunding, Series S, 5.00%, 10/01/25	2,500,000	2,914,925
Gas Portfolio III Project, Refunding, Series S, 5.00%, 10/01/26	2,500,000	2,913,600
Glynn-Brunswick Memorial Hospital Authority Revenue,
Anticipation Certificates, Southeast Georgia Health System Project, Series A, 5.625%, 8/01/34	530,000	548,937
Anticipation Certificates, Southeast Georgia Health System Project, Series A, Pre-Refunded, 5.625%, 8/01/34	4,470,000	4,660,690
Griffin Combined Public Utility Revenue, Refunding, AGMC Insured, 5.00%, 1/01/24	2,525,000	2,915,037
Gwinnett County Development Authority COP,
Gwinnett County Public Schools Project, Refunding, NATL Insured, 5.25%, 1/01/22	3,000,000	3,503,010
Gwinnett County Public Schools Project, Refunding, NATL Insured, 5.25%, 1/01/24	2,000,000	2,431,680
Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series D, AGMC Insured, 5.50%, 7/01/37	4,000,000	4,259,160
Gwinnett County School District GO,
Pre-Refunded, 5.00%, 2/01/32	4,125,000	4,195,661
Pre-Refunded, 5.00%, 2/01/36	5,815,000	5,914,611
Refunding, 5.00%, 2/01/35	3,000,000	3,570,270

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Georgia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Henry County School District GO, 4.00%, 8/01/33	$9,180,000	$10,088,086
Hogansville Combined Public Utility System Revenue, Refunding, AGMC Insured, 6.00%, 10/01/23	2,965,000	3,340,102
LaGrange-Troup County Hospital Authority Revenue, Anticipation Certificates, Series A, Pre-Refunded, 5.50%, 7/01/38	4,000,000	4,152,840
Lawrenceville Building Authority Revenue, 5.00%, 4/01/35	2,270,000	2,623,553
Lincoln County School District GO, Pre-Refunded, 5.50%, 4/01/37	2,200,000	2,358,774
Macon Water Authority Revenue, Water and Sewer, 4.00%, 10/01/35	2,810,000	3,138,011
Macon-Bibb County Hospital Authority Revenue, Anticipation Certificates, The Medical Center of Central Georgia Inc. Project, 5.00%, 8/01/35	5,000,000	5,288,250
Main Street Natural Gas Inc. Revenue, Gas Project, Series A, 5.50%, 9/15/27	5,000,000	6,003,300
Medical Center Hospital Authority Revenue,
Anticipation Certificates, Columbus Regional Healthcare System Inc. Project, Assured Guaranty, Pre-Refunded, 6.375%, 8/01/29	4,000,000	4,197,560
Anticipation Certificates, Columbus Regional Healthcare System Inc. Project, Refunding, AGMC Insured, 5.00%, 8/01/41	5,000,000	5,320,300
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Third Indenture Series, Series B, 5.00%, 7/01/45	5,000,000	5,828,650
Newton County IDAR, Georgia Perimeter College Foundation Real Estate Newton LLC Academic Building Newton Campus Project, Assured Guaranty, 5.00%, 6/01/24	3,150,000	3,158,663
Paulding County Hospital Authority Revenue, Anticipation Certificates, Series A, 5.00%, 4/01/42	3,500,000	3,858,050
Pierce County School District GO, 4.00%, 1/01/43	3,725,000	3,938,852
Private Colleges and Universities Authority Revenue,
Emory University, Refunding, Series A, 5.00%, 9/01/41	8,695,000	9,860,999
Emory University, Refunding, Series A, 5.00%, 10/01/43	5,000,000	5,791,300
Emory University, Refunding, Series A, 5.00%, 10/01/46	3,000,000	3,504,390
Emory University, Refunding, Series B, 5.00%, 9/01/35	10,000,000	10,743,600
Richmond County Hospital Authority Revenue,
Anticipation Certificates, University Health Services Inc. Project, Refunding, 4.00%, 1/01/34	4,460,000	4,732,149
Anticipation Certificates, University Health Services Inc. Project, Refunding, 4.00%, 1/01/35	5,055,000	5,343,489
Anticipation Certificates, University Health Services Inc. Project, Refunding, 4.00%, 1/01/36	3,250,000	3,427,840
Sandy Springs PFAR, City Center Project, 5.00%, 5/01/41	3,000,000	3,552,030
Thomasville Hospital Authority Revenue,
Anticipation Certificates, John D. Archbold Memorial Hospital Inc. Project, Pre-Refunded, 5.25%, 11/01/35	1,000,000	1,131,680
Anticipation Certificates, John D. Archbold Memorial Hospital Inc. Project, Pre-Refunded, 5.375%, 11/01/40	5,000,000	5,677,750
Tift County Hospital Revenue, Anticipation Certificates, Refunding, 5.00%, 12/01/38	2,000,000	2,244,940
Valdosta and Lowndes County Hospital Authority Revenue,
Certificates, South Georgia Medical Center Project, 5.00%, 10/01/33	2,000,000	2,004,860
Certificates, South Georgia Medical Center Project, Series B, 5.00%, 10/01/41	3,000,000	3,267,810
Walton County Water and Sewer Authority Revenue, Oconee-Hard Labor Creek, AGMC Insured, Pre-Refunded, 5.00%, 2/01/38	3,845,000	3,910,865
Worth County School District GO, 5.00%, 12/01/42	5,000,000	5,824,900

		549,065,472

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Georgia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories 0.7%
Puerto Rico 0.7%
[b]Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	$5,000,000	$2,957,000
[b]Puerto Rico Sales Tax FICO Sales Tax Revenue, Senior, Series C, 5.25%, 8/01/40	1,430,000	908,622

		3,865,622

Total Municipal Bonds (Cost $527,209,625) 98.9%		552,931,094
Other Assets, less Liabilities 1.1%		5,907,668

Net Assets 100.0%		$558,838,762

See Abbreviations on page 153.

aFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

bSee Note 6 regarding defaulted securities.

cAt August 31, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Kentucky Tax-Free Income Fund

	Six Months Ended
	August 31, 2017		Year Ended February 28,
	(unaudited)		2017	2016[a]	2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.01		$11.31	$11.52	$11.12	$11.86	$11.62
Income from investment operations[b]:
Net investment income[c]	0.19		0.40	0.41	0.43	0.43	0.43
Net realized and unrealized gains (losses)	(—)	[d]	(0.30)	(0.21)	0.40	(0.75)	0.24
Total from investment operations	0.19		0.10	0.20	0.83	(0.32)	0.67
Less distributions from net investment income .	(0.19)		(0.40)	(0.41)	(0.43)	(0.42)	(0.43)
Net asset value, end of period	$11.01		$11.01	$11.31	$11.52	$11.12	$11.86

Total return[e]	1.76%		0.86%	1.82%	7.61%	(2.70)%	5.84%

Ratios to average net assets[f]

Expenses.	0.77%		0.77%	0.76%	0.78%	0.76%	0.74%
Net investment income	3.40%		3.51%	3.61%	3.81%	3.82%	3.63%

Supplemental data

Net assets, end of period (000’s)	$162,479		$165,613	$173,093	$168,278	$165,889	$218,769
Portfolio turnover rate	11.91%		9.14%	5.91%	6.35%	10.56%	6.76%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)

Period Ended August 31, 2017 (unaudited)[a]

Class R6
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.98

Income from investment operations[b]:

Net investment income[c]	0.03

Net realized and unrealized gains (losses)	0.03

Total from investment operations	0.06

Less distributions from net investment income	(0.03)

Net asset value, end of period	$11.01

Total return[d]	0.56%

Ratios to average net assets[e]

Expenses	0.62%

Net investment income	3.55%

Supplemental data

Net assets, end of period (000’s)	$5

Portfolio turnover rate	11.91%

aFor the period August 1, 2017 (effective date) to August 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Kentucky Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.01	$11.35

Income from investment operations[b]:

Net investment income[c]	0.19	0.19

Net realized and unrealized gains (losses)	0.01	(0.35)

Total from investment operations	0.20	(0.16)

Less distributions from net investment income	(0.20)	(0.18)

Net asset value, end of period	$11.01	$11.01

Total return[d]	1.81%	(1.36)%

Ratios to average net assets[e]

Expenses	0.67%	0.67%

Net investment income	3.50%	3.61%

Supplemental data

Net assets, end of period (000’s)	$7,969	$6,896

Portfolio turnover rate	11.91%	9.14%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

84	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2017 (unaudited)

Franklin Kentucky Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.2%
Kentucky 98.2%
Ashland PCR Revenue, Kings Daughters Medical Center Project, Refunding, Series A, 5.00%, 2/01/40	$1,000,000	$1,080,360
Bowling Green GO, Public Project, Series A, Pre-Refunded, 5.00%, 6/01/38	5,000,000	5,150,000
Boyle County Revenue, Educational Facilities, Centre College of Kentucky, Refunding, 5.00%, 6/01/37	2,000,000	2,288,220
Christian County Hospital Revenue, Jennie Stuart Medical Center Inc., Assured Guaranty, Pre-Refunded, 5.50%, 2/01/36	3,000,000	3,056,790
Fayette County School District Finance Corp. Revenue, School Building, Series D, 5.00%, 8/01/34	1,985,000	2,277,470
Glasgow Healthcare Revenue, T.J. Samson Community Hospital Project, 6.45%, 2/01/41	2,000,000	2,173,840
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects, Refunding, Series A, NATL Insured, 6.10%, 1/01/24	195,000	195,786
Jefferson County School District Finance Corp. School Building Revenue, Refunding, Series B, 4.00%, 12/01/26	3,500,000	4,023,880
Kentucky Economic Development Finance Authority Revenue,
Catholic Health Initiatives, Refunding, Series A, 5.00%, 5/01/29	5,670,000	5,860,569
Hospital, Baptist Healthcare System Obligated Group, 5.25%, 8/15/46	5,000,000	5,475,600
Louisville Arena Project, Louisville Arena Authority Inc., Series A, Subseries A-1, Assured Guaranty, 6.00%, 12/01/33	2,000,000	2,033,400
Kentucky Rural Water Finance Corp. Public Project Revenue,
Multimodal, Flexible Term Program, Series A, 5.00%, 2/01/26	485,000	486,329
Multimodal, Flexible Term Program, Series I, 5.00%, 2/01/34	1,010,000	1,012,050
Kentucky State Housing Corp. Conduit MFHR,
Collateral Mortgage Loan, Country Place Apartments Project, GNMA Secured, 5.00%, 4/20/40	2,280,000	2,395,277
Collateral Mortgage Loan, Country Place Apartments Project, GNMA Secured, 5.25%, 4/20/45	1,850,000	1,949,363
Kentucky State Infrastructure Authority Revenue,
Wastewater and Drinking Water Revolving Fund, Series A, 5.00%, 2/01/28	2,000,000	2,314,700
Wastewater and Drinking Water Revolving Fund, Series A, 5.00%, 2/01/31	4,190,000	4,831,824
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Refunding, Series A, NATL Insured, 5.00%, 9/01/36	3,000,000	3,398,790
Kentucky State Property and Buildings Commission Revenue,
Project No. 90, Pre-Refunded, 5.50%, 11/01/28	4,375,000	4,606,262
Project No. 90, Refunding, 5.50%, 11/01/28	625,000	656,331
Project No. 108, Refunding, Series A, 5.00%, 8/01/34	3,500,000	3,968,090
Project No. 115, 5.00%, 4/01/38	2,500,000	2,848,450
Project No. 117, Series B, 5.00%, 5/01/26	3,000,000	3,595,710
Project No. 117, Series B, 5.00%, 5/01/27	2,000,000	2,401,700
Kentucky State Turnpike Authority Economic Development Road Revenue,
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/30	2,500,000	2,820,600
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/36	550,000	642,428
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/37	700,000	815,689
Revitalization Projects, Refunding, Series B, 5.00%, 7/01/26	3,000,000	3,691,590
Revitalization Projects, Series A, 5.00%, 7/01/32	2,000,000	2,328,020
Revitalization Projects, Series A, 5.00%, 7/01/33	3,000,000	3,451,410
Revitalization Projects, Series A, Pre-Refunded, 5.00%, 7/01/28	1,000,000	1,034,140
Revitalization Projects, Series A, Pre-Refunded, 5.00%, 7/01/29	1,000,000	1,073,060
Lexington-Fayette Urban County Airport Board Revenue,
General Airport, Refunding, Series B, 5.00%, 7/01/29	1,185,000	1,352,203
General Airport, Series A, Pre-Refunded, 5.00%, 7/01/27	2,000,000	2,148,000
Lexington-Fayette Urban County Government Public Facilities Corp. Lease Revenue, Eastern State Hospital Project, Refunding, Series A, 5.25%, 6/01/32	3,000,000	3,275,580
Louisville and Jefferson County Metropolitan Sewer District Revenue,
Sewer and Drainage System, Series A, 5.00%, 5/15/27	1,000,000	1,219,700
Sewer and Drainage System, Series A, 4.00%, 5/15/48	5,000,000	5,251,050

franklintempleton.com	Semiannual Report	85

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Kentucky Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Kentucky (continued)
Louisville Regional Airport Authority Airport System Revenue, AGMC Insured, Series A, Pre-Refunded, 5.50%, 7/01/38	$3,000,000	$ 3,108,330
Louisville/Jefferson County Metro Government Parking Authority Revenue, first mortgage, Series A, Pre-Refunded, 5.375%, 12/01/39	1,995,000	2,191,707
Louisville/Jefferson County Metro Government Revenue,
College, Bellarmine University Project Inc., Refunding and Improvement, 5.00%, 5/01/31	2,000,000	2,121,160
College, Bellarmine University Project Inc., Refunding and Improvement, Series A, 6.00%, 5/01/38	2,500,000	2,541,150
Health Facilities, Jewish Hospital and St. Mary’s Healthcare Inc. Project, Pre-Refunded, 6.125%, 2/01/37	2,000,000	2,043,300
Morehead State University General Receipts Revenue, Refunding, Series A, 5.00%, 10/01/28	1,910,000	2,261,077
Murray Hospital Facilities Revenue, Murray-Calloway County Public Hospital Corp. Project, 6.375%, 8/01/40	2,500,000	2,675,250
Owen County Waterworks System Revenue,
American Water Co. Project, Series A, 6.25%, 6/01/39	2,000,000	2,149,240
American Water Co. Project, Series A, 5.375%, 6/01/40	2,000,000	2,142,300
American Water Co. Project, Series B, 5.625%, 9/01/39	2,000,000	2,123,960
Owensboro Electric Light and Power System Revenue, Refunding, 4.00%, 1/01/27	1,250,000	1,406,087
Owensboro GO, Public Project, 5.00%, 4/01/41	5,440,000	6,001,408
Paducah Electric Plant Board Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 10/01/34	5,700,000	6,526,158
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 10/01/35	6,500,000	6,938,555
Pikeville Hospital Revenue, Pikeville Medical Center, Improvement and Refunding , 6.50%, 3/01/41	2,875,000	3,217,844
Princeton Electric Plant Board Revenue, Series A, Assured Guaranty, 5.00%, 11/01/37	1,500,000	1,607,475
Pulaski County Public Properties Corp. First Mortgage Revenue, AOC Judicial Facility, Pre-Refunded, 6.00%, 12/01/28	1,000,000	1,062,150
Russell Revenue, Bon Secours Health System Inc., Refunding, 5.00%, 11/01/26	4,000,000	4,614,320
Trimble County Environmental Facilities Revenue, Kentucky Utilities Co. Project, Series A, AMBAC Insured, 6.00%, 3/01/37	5,000,000	5,157,600
University of Louisville Revenue,
General Receipts, Series A, 5.00%, 9/01/28	2,220,000	2,513,107
General Receipts, Series D, 5.00%, 3/01/30	4,140,000	4,949,950
Warren County Hospital Facility Revenue, Bowling Green, Warren County, Series A, 5.00%, 10/01/33	1,000,000	1,101,790
Western Kentucky University Revenue, General Receipts, Series A, 5.00%, 5/01/32	1,625,000	1,832,805
Total Municipal Bonds before Short Term Investments (Cost $159,276,698)		167,470,984

Short Term Investments (Cost $1,815,000) 1.1%
Municipal Bonds 1.1%
Kentucky 1.1%
[a]Louisville/Jefferson County Metro Government Health System Revenue, Norton Healthcare Inc., Series B, LOC PNC Bank, Daily VRDN and Put, 0.82%, 10/01/39	1,815,000	1,815,000
Total Investments (Cost $161,091,698) 99.3%		169,285,984
Other Assets, less Liabilities 0.7%		1,167,030
Net Assets 100.0%		$170,4533,014

See Abbreviations on page 153.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Louisiana Tax-Free Income Fund

	Six Months Ended
	August 31, 2017		Year Ended February 28,

	(unaudited)	2017	2016[a]	2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.15	$11.50	$11.62	$11.26	$12.04	$11.88
Income from investment operations[b]:
Net investment income[c]	0.18	0.39	0.43	0.45	0.45	0.44
Net realized and unrealized gains (losses)	0.07	(0.34)	(0.12)	0.37	(0.80)	0.15
Total from investment operations	0.25	0.05	0.31	0.82	(0.35)	0.59
Less distributions from net investment income .	(0.19)	(0.40)	(0.43)	(0.46)	(0.43)	(0.43)
Net asset value, end of period	$11.21	$11.15	$11.50	$11.62	$11.26	$12.04

Total return[d]	2.25%	0.43%	2.78%	7.38%	(2.90)%	5.06%

Ratios to average net assets[e]

Expenses	0.68%	0.68%	0.69%	0.69%	0.67%	0.67%
Net investment income	3.18%	3.41%	3.77%	3.95%	3.91%	3.63%

Supplemental data
Net assets, end of period (000’s)	$343,208	$343,042	$335,785	$330,742	$321,748	$432,579
Portfolio turnover rate	14.70%	16.87%	4.13%	13.28%	16.98%	10.08%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Louisiana Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2017		Year Ended February 28,

	(unaudited)	2017	2016[a]	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.32	$11.67	$11.79	$11.41	$12.21	$12.03
Income from investment operations[b]:
Net investment income[c]	0.15	0.33	0.37	0.40	0.39	0.37
Net realized and unrealized gains (losses)	0.08	(0.34)	(0.12)	0.37	(0.83)	0.17
Total from investment operations	0.23	(0.01)	0.25	0.77	(0.44)	0.54
Less distributions from net investment income	(0.16)	(0.34)	(0.37)	(0.39)	(0.36)	(0.36)
Net asset value, end of period	$11.39	$11.32	$11.67	$11.79	$11.41	$12.21

Total return[d]	2.02%	(0.13)%	2.18%	6.87%	(3.55)%	4.58%

Ratios to average net assets[e]
Expenses	1.23%	1.23%	1.24%	1.24%	1.22%	1.22%
Net investment income	2.63%	2.86%	3.22%	3.40%	3.36%	3.08%

Supplemental data
Net assets, end of period (000’s)	$66,121	$67,154	$68,319	$68,272	$66,262	$100,380
Portfolio turnover rate	14.70%	16.87%	4.13%	13.28%	16.98%	10.08%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Louisiana Tax-Free Income Fund (continued)

Period Ended August 31, 2017 (unaudited)[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.18

Income from investment operations[b]:
Net investment income[c]	0.03
Net realized and unrealized gains (losses)	0.03

Total from investment operations	0.06

Less distributions from net investment income	(0.03)

Net asset value, end of period	$11.21

Total return[d]	0.54%

Ratios to average net assets[e]
Expenses	0.54%
Net investment income	3.32%

Supplemental data
Net assets, end of period (000’s)	$5
Portfolio turnover rate	14.70%

aFor the period August 1, 2017 (effective date) to August 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Louisiana Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.15	$11.54
Income from investment operations[b]:
Net investment income[c]	0.18	0.19
Net realized and unrealized gains (losses)	0.07	(0.40)
Total from investment operations	0.25	(0.21)
Less distributions from net investment income	(0.19)	(0.18)
Net asset value, end of period	$11.21	$11.15

Total return[d]	2.30%	(1.79)%

Ratios to average net assets[e]
Expenses.	0.58%	0.58%
Net investment income	3.28%	3.51%

Supplemental data
Net assets, end of period (000’s)	$15,377	$10,259
Portfolio turnover rate	14.70%	16.87%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2017 (unaudited)

Franklin Louisiana Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 99.0%
Louisiana 97.8%
Alexandria Sales and Use Tax Revenue,
Pre-Refunded, 5.00%, 8/01/26	$1,710,000	$1,808,086
Pre-Refunded, 5.00%, 8/01/27	1,790,000	1,892,674
Pre-Refunded, 5.00%, 8/01/28	1,875,000	1,982,550
Alexandria Utilities Revenue, Series A, 5.00%, 5/01/38	10,000,000	11,383,400
Baton Rouge Public Improvement Sales Tax Revenue,
Refunding, Series A-1, 5.00%, 8/01/30	1,000,000	1,204,610
Refunding, Series A-1, 5.00%, 8/01/31	1,480,000	1,773,647
Bossier City Public Improvement Sales Tax Revenue, Series ST, 5.00%, 12/01/36	1,405,000	1,620,358
Bossier City Utilities Revenue,
BHAC Insured, Pre-Refunded, 5.50%, 10/01/33	5,000,000	5,248,050
Refunding, 5.00%, 10/01/37	5,280,000	6,071,366
Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese State University Student
Housing, Cowboy Facilities Inc. Project, Refunding, AGMC Insured, 5.00%, 5/01/29	2,050,000	2,320,908
Calcasieu Parish School District No. 23 GO, Public School, Refunding, Series A, 5.00%, 2/15/29	1,380,000	1,580,390
East Baton Rouge Mortgage Finance Authority SFMR,
MBS Program, Refunding, Series A-3, GNMA Secured, 5.00%, 10/01/28	345,000	356,399
MBS Program, Series A-2, GNMA Secured, 5.10%, 10/01/40	180,000	184,631
East Baton Rouge Parish Sales Tax Revenue,
Road and Street Improvement, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/28	1,000,000	1,081,870
Road and Street Improvement, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/30	1,700,000	1,847,186
East Baton Rouge Sewerage Commission Revenue,
Refunding, Series B, 5.00%, 2/01/39	5,000,000	5,705,600
Series A, Pre-Refunded, 5.25%, 2/01/34	2,500,000	2,653,050
Series A, Pre-Refunded, 5.25%, 2/01/39	6,500,000	6,897,930
Greater New Orleans Expressway Commission Toll Revenue, sub. lien, AGMC Insured, 5.00%, 11/01/47	4,000,000	4,577,760
Jefferson Parish Hospital Service District No. 1 Hospital Revenue, Parish of Jefferson, West Jefferson
Medical Center, Series A, Pre-Refunded, 6.00%, 1/01/39	3,105,000	3,598,447
Jefferson Sales Tax District Special Sales Tax Revenue, Parish of Jefferson, Series B, AGMC Insured, 5.00%, 12/01/42	2,250,000	2,631,015
Kenner Consolidated Sewerage District Revenue, AGMC Insured, 5.00%, 11/01/36	4,000,000	4,494,520
Kenner Sales Tax Revenue, Refunding, Series A, 5.00%, 6/01/33	8,605,000	9,921,565
Lafayette Communications System Revenue,
Refunding, AGMC Insured, 5.00%, 11/01/28	1,345,000	1,565,701
Refunding, AGMC Insured, 5.00%, 11/01/31	2,400,000	2,750,376
Lafayette Public Improvement Sales Tax Revenue, Pre-Refunded, 5.00%, 3/01/36	1,865,000	2,117,894
Lafayette Public Power Authority Electric Revenue, NATL Insured, Pre-Refunded, 5.00%, 11/01/32	5,000,000	5,032,250
Lafayette Public Trust Financing Authority Revenue,
Ragin’ Cajun Facilities Inc. Housing and Parking Project, AGMC Insured, Pre-Refunded, 5.25%, 10/01/30	4,000,000	4,512,600
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, Pre-Refunded, 5.75%, 10/01/29	750,000	824,243
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, Pre-Refunded, 6.00%, 10/01/34	1,750,000	1,932,193
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, Pre-Refunded, 6.00%, 10/01/38	1,335,000	1,473,987
Lafayette Utilities Revenue, 5.00%, 11/01/33	5,000,000	5,515,650
Louisiana HFA,
SFMR, Home Ownership Program, Series A, GNMA Secured, 5.50%, 6/01/40	1,825,000	1,864,000
SFMR, Home Ownership Program, Series B, GNMA Secured, 6.125%, 12/01/33	305,000	310,502
Louisiana Local Government Environmental Facilities and CDA Airport Revenue, Monroe Regional Airport
Terminal Project, Assured Guaranty, Pre-Refunded, 5.50%, 2/01/39	2,000,000	2,216,660
Louisiana Local Government Environmental Facilities and CDA Revenue,
City of Shreveport, Independence Stadium Project, Refunding, 5.25%, 3/01/30	8,845,000	9,036,406
Delta Campus Facilities Corp. Project, Assured Guaranty, 5.50%, 10/01/27	5,000,000	5,231,000
Denham Springs Sewer District No. 1 Project, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/39	3,750,000	4,088,700
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding, BAM Insured, 5.00%, 12/01/40	2,925,000	3,342,076

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Louisiana Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
Louisiana Local Government Environmental Facilities and CDA Revenue, (continued)
Jefferson Parish Projects, Series A, Pre-Refunded, 5.375%, 4/01/31	$2,000,000	$2,140,460
LCTCS Act 360 Project, 5.00%, 10/01/32	3,000,000	3,455,910
LCTCS Act 360 Project, 5.00%, 10/01/33	5,000,000	5,739,000
Louisiana Tech University Student Housing, Innovative Student Facilities Inc. Project, Series A, AGMC Insured, 4.00%, 10/01/33	800,000	841,648
Louisiana Tech University Student Housing, Innovative Student Facilities Inc. Project, Series A, AGMC Insured, 4.00%, 10/01/34	620,000	649,307
McNeese State University Student Parking, Cowboy Facilities Inc. Project, AGMC Insured, 5.00%, 3/01/36	1,800,000	2,008,458
Ragin’ Cajun Facilities Inc., Student Housing and Parking Project, Refunding, AGMC Insured, 5.00%, 10/01/39	2,680,000	3,042,979
Shreveport Airport Cargo Project, Series C, Assured Guaranty, Pre-Refunded, 6.75%, 1/01/24	2,620,000	2,815,478
Shreveport Airport Cargo Project, Series C, Assured Guaranty, Pre-Refunded, 7.00%, 1/01/33	2,500,000	2,694,700
sub. lien, East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 2/01/34	2,550,000	2,936,376
sub. lien, East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 2/01/43	3,000,000	3,373,530
Woman’s Hospital Foundation Project, Refunding, Series A, 5.00%, 10/01/44	5,000,000	5,649,900
Louisiana Public Facilities Authority Hospital Revenue,
Franciscan Missionaries of Our Lady Health System Project, Refunding, Series A, 5.00%, 7/01/35	5,000,000	5,688,450
Franciscan Missionaries of Our Lady Health System Project, Series A, 5.00%, 7/01/47	5,000,000	5,667,350
Franciscan Missionaries of Our Lady Health System Project, Series A, Pre-Refunded, 6.75%, 7/01/39	3,500,000	3,865,925
Lafayette General Medical Center Project, Refunding, 5.50%, 11/01/40	5,000,000	5,424,100
Louisiana Public Facilities Authority Revenue,
Archdiocese of New Orleans Project, Refunding, 5.00%, 7/01/37	3,750,000	4,207,238
CHRISTUS Health, Refunding, Series B, Assured Guaranty, 6.50%, 7/01/30	5,000,000	5,339,600
Loyola University Project, 5.00%, 10/01/41	5,000,000	5,260,700
Loyola University Project, Pre-Refunded, 5.00%, 10/01/39	5,000,000	5,519,500
Ochsner Clinic Foundation Project, Pre-Refunded, 6.75%, 5/15/41	5,000,000	6,029,250
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/34	3,000,000	3,409,830
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/46	10,000,000	11,284,800
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/47	1,750,000	1,944,775
Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23	2,500,000	3,108,375
Tulane University of Louisiana Project, Refunding, Series A, 5.00%, 12/15/41	3,000,000	3,419,940
Tulane University of Louisiana Project, Series B, 5.00%, 10/01/37	5,540,000	6,209,897
Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series C-2, Assured Guaranty, Pre-Refunded, 6.75%, 6/01/26	5,000,000	5,217,850
Louisiana State Gasoline and Fuels Tax Revenue,
first lien, Refunding, Series A, 5.00%, 5/01/41	3,000,000	3,436,140
second lien, Refunding, Series C, 5.00%, 5/01/40	5,000,000	5,893,450
second lien, Refunding, Series C, 5.00%, 5/01/45	10,000,000	11,710,300
second lien, Refunding, Series C-1, 5.00%, 5/01/43	5,000,000	5,607,350
Louisiana State GO,
Refunding, Series A, 5.00%, 9/01/36	5,000,000	5,803,900
Refunding, Series B, 5.00%, 8/01/28	5,000,000	6,040,850
Refunding, Series C, 5.00%, 8/01/27	7,200,000	8,580,960
Louisiana State Highway Improvement Revenue,
Series A, 5.00%, 6/15/30	2,860,000	3,320,574
Series A, 5.00%, 6/15/32	9,850,000	11,428,856
Louisiana State Public Facilities Authority Lease Revenue, Provident Group, Flagship Properties LLC, Louisiana State University Nicholson Gateway Project, Series A, 5.00%, 7/01/46	6,500,000	7,228,845
Louisiana State Transportation Authority Revenue, Refunding, Series A, 5.00%, 8/15/38	4,500,000	5,054,085
Louisiana State Unclaimed Property Special Revenue,
I-49 North Project, 5.00%, 9/01/26	3,000,000	3,522,000
I-49 North Project, 5.00%, 9/01/33	5,860,000	6,733,023

92	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Louisiana Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
Louisiana State University and Agricultural and Mechanical College Revenue,
Board of Supervisors, Auxiliary, 5.00%, 7/01/37	$4,000,000	$4,499,120
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/29	1,000,000	1,153,780
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/30	1,040,000	1,196,426
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/34	1,000,000	1,138,340
Board of Supervisors, Auxiliary, Refunding, Series A, 5.00%, 7/01/40	4,500,000	5,081,040
Board of Supervisors, Auxiliary, Series A, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,550,150
New Orleans Aviation Board Revenue,
General Airport, North Terminal Project, Series A, 5.00%, 1/01/48	10,000,000	11,544,700
Restructuring GARB, Series A-1, Assured Guaranty, Pre-Refunded, 6.00%, 1/01/23	2,000,000	2,135,100
New Orleans GO, Public Improvement, Series A, Assured Guaranty, Pre-Refunded, 5.125%, 12/01/30	10,055,000	10,158,164
New Orleans Sewage Service Revenue, Assured Guaranty, Pre-Refunded, 6.25%, 6/01/29	500,000	546,150
Ouachita Parish East School District GO,
Parish of Ouachita, Refunding, Series A, 4.00%, 3/01/31	1,780,000	1,908,427
Parish of Ouachita, Refunding, Series A, 4.00%, 3/01/32	1,915,000	2,043,860
Port of New Orleans Board of Commissioners Port Facility Revenue, Refunding, Assured Guaranty, 5.125%, 4/01/38	5,000,000	5,083,350
Ruston Sales Tax Revenue, AGMC Insured, 5.00%, 6/01/35	1,085,000	1,259,685
Shreveport GO, 5.00%, 8/01/29	4,790,000	5,405,659
Shreveport Limited Obligation Revenue, Independence Stadium Project, Refunding, BAM Insured, 5.00%, 3/01/27	1,500,000	1,765,785
Shreveport Water and Sewer Revenue, Series B, 5.00%, 12/01/41	4,000,000	4,456,440
St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%, 6/01/37	5,000,000	5,013,150
St. Tammany Parish Utilities Revenue,
Series B, 5.50%, 8/01/35	2,650,000	2,978,123
Series B, 5.00%, 8/01/44	3,290,000	3,614,855
Terrebonne Levee and Conservation District Public Improvement Sales Tax Revenue, 5.00%, 7/01/38	2,000,000	2,265,680
Terrebonne Parish Sales and Use Tax Revenue, Morganza Levee Improvement, Series ST, AGMC Insured, 5.00%, 4/01/32	2,265,000	2,527,785

		415,281,678

U.S. Territories 1.2%
Puerto Rico 1.2%
[a] Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33	6,450,000	3,814,530
[a] Puerto Rico Sales Tax FICO Sales Tax Revenue, First Subordinate, Series A, 6.375%, 8/01/39	5,000,000	1,300,000

		5,114,530

Total Municipal Bonds (Cost $403,590,128) 99.0%		420,396,208
Other Assets, less Liabilities 1.0%		4,315,221

Net Assets 100.0%.		$424,711,429

See Abbreviations on page 153.

aSee Note 6 regarding defaulted securities.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Maryland Tax-Free Income Fund

	Six Months Ended
	August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.10	$11.35	$11.55	$11.20	$11.98	$11.90
Income from investment operations[b]:
Net investment income[c]	0.17	0.39	0.42	0.42	0.41	0.42
Net realized and unrealized gains (losses)	(0.03)	(0.24)	(0.21)	0.35	(0.79)	0.09
Total from investment operations	0.14	0.15	0.21	0.77	(0.38)	0.51
Less distributions from net investment income	(0.19)	(0.40)	(0.41)	(0.42)	(0.40)	(0.43)
Net asset value, end of period	$11.05	$11.10	$11.35	$11.55	$11.20	$11.98

Total return[d]	1.23%	1.31%	1.88%	6.94%	(3.17)%	4.34%

Ratios to average net assets[e]
Expenses.	0.68%	0.67%	0.67%	0.67%	0.65%	0.65%
Net investment income	3.02%	3.47%	3.70%	3.63%	3.62%	3.52%

Supplemental data
Net assets, end of period (000’s)	$347,475	$351,933	$369,661	$393,022	$407,061	$538,409
Portfolio turnover rate	9.30%	33.34%	9.77%	15.88%	12.30%	19.56%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

94	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Maryland Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.31	$11.56	$11.75	$11.39	$12.18	$12.09
Income from investment operations[b]:
Net investment income[c]	0.14	0.34	0.36	0.36	0.35	0.36
Net realized and unrealized gains (losses)	(0.03)	(0.25)	(0.20)	0.35	(0.81)	0.09
Total from investment operations	0.11	0.09	0.16	0.71	(0.46)	0.45
Less distributions from net investment income	(0.15)	(0.34)	(0.35)	(0.35)	(0.33)	(0.36)
Net asset value, end of period	$11.27	$11.31	$11.56	$11.75	$11.39	$12.18

Total return[d]	1.02%	0.72%	1.38%	6.33%	(3.73)%	3.78%

Ratios to average net assets[e]
Expenses	1.23%	1.22%	1.22%	1.22%	1.20%	1.20%
Net investment income	2.47%	2.92%	3.15%	3.08%	3.07%	2.97%

Supplemental data
Net assets, end of period (000’s)	$104,383	$115,011	$117,167	$125,328	$130,550	$177,499
Portfolio turnover rate	9.30%	33.34%	9.77%	15.88%	12.30%	19.56%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Maryland Tax-Free Income Fund (continued)

Period Ended August 31, 2017 (unaudited)[a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.05

Income from investment operations[b]:
Net investment income[c]	0.03
Net realized and unrealized gains (losses)	0.02

Total from investment operations	0.05

Less distributions from net investment income	(0.03)

Net asset value, end of period	$11.07

Total return[d]	0.45%

Ratios to average net assets[e]
Expenses	0.53%
Net investment income	3.17%

Supplemental data
Net assets, end of period (000’s)	$5
Portfolio turnover rate	9.30%

aFor the period August 1, 2017 (effective date) to August 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Maryland Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.11	$11.35	$11.56	$11.20	$11.99	$11.90
Income from investment operations[b]:
Net investment income[c]	0.17	0.41	0.43	0.43	0.42	0.43
Net realized and unrealized gains (losses)	(0.03)	(0.24)	(0.22)	0.36	(0.80)	0.10
Total from investment operations	0.14	0.17	0.21	0.79	(0.38)	0.53
Less distributions from net investment income	(0.19)	(0.41)	(0.42)	(0.43)	(0.41)	(0.44)
Net asset value, end of period	$11.06	$11.11	$11.35	$11.56	$11.20	$11.99

Total return[d]	1.28%	1.50%	1.90%	7.13%	(3.16)%	4.53%

Ratios to average net assets[e]
Expenses	0.58%	0.57%	0.57%	0.57%	0.55%	0.55%
Net investment income	3.12%	3.57%	3.80%	3.73%	3.72%	3.62%

Supplemental data
Net assets, end of period (000’s)	$45,010	$42,625	$28,464	$27,131	$19,985	$30,380
Portfolio turnover rate	9.30%	33.34%	9.77%	15.88%	12.30%	19.56%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2017 (unaudited)

Franklin Maryland Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.2%
Maryland 94.7%
Annapolis GO, Public Improvements, Pre-Refunded, 5.00%, 8/01/31	$1,250,000	$ 1,436,750
Anne Arundel County GO,
Consolidated General Improvements, Refunding, 5.00%, 4/01/33	3,140,000	3,670,189
Consolidated Water and Sewer, 5.00%, 4/01/41	12,620,000	14,102,724
[a] Anne Arundel County MFR, Glenview Gardens Apartments Project, Mandatory Put, 5.00%, 1/01/27	1,950,000	2,066,493
Baltimore County GO,
Metropolitan District, 78th Issue, Refunding, 5.00%, 2/01/39	2,900,000	3,417,447
Metropolitan District, 78th Issue, Refunding, 5.00%, 2/01/41	2,900,000	3,405,499
Baltimore Project Revenue,
Wastewater Projects, Series A, 5.00%, 7/01/38	8,930,000	10,238,424
Wastewater Projects, Series A, 5.00%, 7/01/41	14,435,000	16,246,015
Wastewater Projects, Series A, AGMC Insured, Pre-Refunded, 5.00%, 7/01/38	5,000,000	5,170,700
Wastewater Projects, Series C, Pre-Refunded, 5.125%, 7/01/34	1,835,000	1,976,662
Wastewater Projects, Series C, Pre-Refunded, 5.625%, 7/01/39	2,965,000	3,220,613
Water Projects, Series A, 5.00%, 7/01/41	7,845,000	8,829,234
Water Projects, Subordinate, Series A, Pre-Refunded, 5.375%, 7/01/34	275,000	296,948
Water Projects, Subordinate, Series A, Pre-Refunded, 5.375%, 7/01/34	475,000	513,808
Water Projects, Subordinate, Series A, Pre-Refunded, 5.75%, 7/01/39	1,250,000	1,360,575
Baltimore Revenue,
Mayor and City Council of Baltimore, Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/46	15,000,000	17,369,850
Mayor and City Council of Baltimore, Water Projects, Refunding, Series B, 5.00%, 7/01/38	5,000,000	5,726,350
Frederick County Educational Facilities Revenue, Mount St. Mary University, Refunding, 5.625%, 9/01/38	5,000,000	5,003,300
Frederick County GO, Public Improvements, Series A, Pre-Refunded, 5.00%, 3/01/34	8,580,000	9,103,380
Howard County Housing Commission Revenue,
Gateway Village Apartments, 4.00%, 6/01/46	2,000,000	2,045,100
The Verona at Oakland Mills Project, 5.00%, 10/01/28	10,000,000	11,246,700
Woodfield Oxford Square Apartments, 5.00%, 12/01/46	5,000,000	5,631,150
Maryland Environmental Service Revenue, Mid-Shore II Regional Landfill Project, Refunding, 5.00%, 11/01/30	3,935,000	4,396,221
Maryland Stadium Authority Revenue, Baltimore City Public Schools, Construction and Revitalization Program, 5.00%, 5/01/46	10,085,000	11,537,341
Maryland State Community Development Administration Department of Housing and CDR, Residential, Series B, 4.75%, 9/01/39	5,335,000	5,452,210
Maryland State Community Development Administration Local Government Infrastructure Revenue,
Senior Obligations, Series A-1, 4.00%, 6/01/47	2,300,000	2,417,668
Subordinate Obligations, Series A-2, 5.00%, 6/01/34	3,500,000	4,051,845
Maryland State EDC, PCR, Potomac Electric Project, Refunding, 6.20%, 9/01/22	10,000,000	10,759,000
Maryland State EDC Student Housing Revenue,
Salisbury University Project, Refunding, 5.00%, 6/01/34	2,040,000	2,176,904
Senior, Frostburg State University Project, Refunding, 5.00%, 10/01/33	5,000,000	5,355,950
Senior, Morgan State University Project, Refunding, 5.00%, 7/01/27	4,750,000	5,223,432
Senior, Morgan State University Project, Refunding, 5.00%, 7/01/34	2,150,000	2,289,857
Senior, Towson University Project, 5.00%, 7/01/27	1,145,000	1,285,228
University of Maryland, College Park Projects, Refunding, AGMC Insured, 5.00%, 6/01/35	4,225,000	4,901,676
University of Maryland, College Park Projects, Refunding, AGMC Insured, 5.00%, 6/01/43	3,305,000	3,776,756
University Village at Sheppard Pratt, 5.00%, 7/01/27	1,500,000	1,627,305
University Village at Sheppard Pratt, 5.00%, 7/01/33	2,495,000	2,675,538
Maryland State GO, State and Local Facilities Loan of 2017, First Series A, 5.00%, 3/15/31	8,440,000	10,436,229

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Maryland Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Maryland (continued)
Maryland State Health and Higher Educational Facilities Authority Revenue,
Adventist HealthCare Issue, Series A, 5.50%, 1/01/46	$8,000,000	$ 9,193,920
Anne Arundel Health System Issue, Refunding, 5.00%, 7/01/39	10,000,000	11,075,100
Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/29	2,000,000	2,211,020
Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/39	2,000,000	2,211,020
Charlestown Community Issue, Refunding, Series A, 5.00%, 1/01/45.	4,170,000	4,722,066
Edenwald Issue, Refunding, 5.25%, 1/01/37	3,400,000	3,826,054
Goucher College Issue, Refunding, Series A, 5.00%, 7/01/34	1,500,000	1,696,875
Goucher College Issue, Refunding, Series A, 5.00%, 7/01/44	5,000,000	5,712,250
Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27	11,000,000	13,003,210
Johns Hopkins Medical Institutions Utilities Program Issue, Refunding, Series A, 5.00%, 5/15/37	10,000,000	11,475,200
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/37	5,000,000	5,780,350
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/41	15,000,000	17,183,550
The Johns Hopkins University Issue, Series B, 5.00%, 7/01/38	5,000,000	5,817,050
LifeBridge Health Issue, Assured Guaranty, 5.00%, 7/01/34	9,385,000	9,399,547
LifeBridge Health Issue, Refunding, 5.00%, 7/01/47	3,000,000	3,389,820
LifeBridge Health Issue, Refunding, Assured Guaranty, 4.75%, 7/01/38	5,005,000	5,007,853
Loyola University Maryland, Refunding, 5.00%, 10/01/45	2,250,000	2,530,125
Loyola University Maryland, Refunding, Series A, 5.00%, 10/01/39	5,275,000	5,936,590
Maryland Institute College of Art, Refunding, 4.00%, 6/01/42	5,325,000	5,348,164
Maryland Institute College of Art Issue, Refunding, 5.00%, 6/01/29	1,000,000	1,121,420
Medstar Health Issue, Series A, 5.00%, 8/15/38	5,000,000	5,560,550
Medstar Health Issue, Series A, 5.00%, 5/15/45	5,000,000	5,708,850
Meritus Medical Center Issue, Refunding, 5.00%, 7/01/45	8,535,000	9,330,462
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, AMBAC Insured, 5.00%, 7/01/27	655,000	656,723
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, AMBAC Insured, 5.00%, 7/01/34	5,000,000	5,012,800
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, Refunding, Series B, AMBAC Insured, 5.00%, 7/01/38	6,200,000	6,204,836
Peninsula Regional Medical Center Issue, Refunding, 5.00%, 7/01/45	6,330,000	6,945,592
Trinity Health Credit, 5.00%, 12/01/46	1,680,000	1,931,177
University of Maryland Medical System Issue, AMBAC Insured, Pre-Refunded, 5.25%, 7/01/28	15,000,000	15,542,700
University of Maryland Medical System Issue, Refunding, 5.00%, 7/01/35	2,100,000	2,404,899
University of Maryland Medical System Issue, Refunding, Series B, 5.00%, 7/01/39	10,000,000	11,487,900
Washington County Hospital Issue, Pre-Refunded, 5.75%, 1/01/38	2,500,000	2,539,200
Montgomery County GO,
Consolidated Public Improvement, Refunding, Series A, 4.00%, 11/01/20	8,000,000	8,536,400
Consolidated Public Improvement, Refunding, Series A, 4.00%, 12/01/33	7,000,000	7,623,140
Montgomery County Revenue,
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/27	1,625,000	1,839,500
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/28	2,230,000	2,521,015
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/31	2,470,000	2,783,122
Department of Liquor Control, Series A, 5.00%, 4/01/30	1,935,000	2,182,467
Montgomery County Water Quality Protection Charge Revenue,
Series A, 5.00%, 4/01/30	1,855,000	2,035,788
Series A, 5.00%, 4/01/31	1,240,000	1,359,858
Prince George’s County COP, Public Safety Communications Center, 5.00%, 10/01/30	2,060,000	2,285,302
Prince George’s County IDA Lease Revenue, Upper Marlboro Justice, Series B, NATL Insured, 4.75%, 6/30/30	4,000,000	4,010,120

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Maryland Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Maryland (continued)
Washington Suburban Sanitary District GO,
Consolidated Public Improvement, Second Series, 5.00%, 6/01/37	$13,565,000	$ 16,175,856
Consolidated Public Improvement, Second Series, 4.00%, 6/01/43	8,070,000	8,615,451

		470,375,963

District of Columbia 2.1%
Washington Metropolitan Area Transit Authority Gross Revenue,
Transit, Refunding, Series A-2, 5.00%, 7/01/34	1,750,000	2,110,168
Transit, Series A, Pre-Refunded, 5.125%, 7/01/32	2,500,000	2,693,000
Transit, Series B, 5.00%, 7/01/42	5,000,000	5,914,900

		10,718,068

U.S. Territories 1.4%
Puerto Rico 1.4%
[b] Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	5,000,000	2,957,000
Series XX, 5.25%, 7/01/40	5,000,000	2,957,000
[b] Puerto Rico Sales Tax FICO Sales Tax Revenue, First Subordinate, Series A, 6.00%, 8/01/42	4,160,000	1,081,600

		6,995,600

Total Municipal Bonds before Short Term Investments (Cost $469,419,909)		488,089,631

Short Term Investments 0.9%
Municipal Bonds 0.9%
Maryland 0.9%
[c] Maryland State Health and Higher Educational Facilities Authority Revenue, University of Maryland Medical System Issue, Refunding, Series D, LOC Toronto Dominion Bank, Daily VRDN and Put, 0.83%, 7/01/41	1,000,000	1,000,000
[c] Montgomery County GO, Consolidated Public Improvement, BAN, Refunding, Series A, SPA Wells Fargo Bank, Daily VRDN and Put, 0.78%, 6/01/26	3,400,000	3,400,000

Total Short Term Investments (Cost $4,400,000)		4,400,000

Total Investments (Cost $473,819,909) 99.1%		492,489,631
Other Assets, less Liabilities 0.9%		4,382,418

Net Assets 100.0%.		$496,872,049

See Abbreviations on page 153.

aThe maturity date shown represents the mandatory put date.

bSee Note 6 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Missouri Tax-Free Income Fund

	Six Months Ended
	August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013
Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.74	$12.05	$12.21	$11.88	$12.77	$12.61

Income from investment operations[b]:
Net investment income[c]	0.18	0.42	0.45	0.47	0.46	0.46
Net realized and unrealized gains (losses)	0.02	(0.30)	(0.18)	0.32	(0.90)	0.16

Total from investment operations	0.20	0.12	0.27	0.79	(0.44)	0.62

Less distributions from net investment income	(0.20)	(0.43)	(0.43)	(0.46)	(0.45)	(0.46)

Net asset value, end of period	$11.74	$11.74	$12.05	$12.21	$11.88	$12.77

Total return[d]	1.74%	0.94%	2.26%	6.80%	(3.44)%	4.96%

Ratios to average net assets[e]
Expenses.	0.64%	0.65%	0.64%	0.63%	0.62%	0.63%
Net investment income	3.00%	3.52%	3.72%	3.87%	3.80%	3.61%

Supplemental data
Net assets, end of period (000’s)	$871,286	$873,204	$880,848	$890,228	$889,702	$1,163,080
Portfolio turnover rate	10.40%	11.66%	7.97%	4.73%	10.57%	8.63%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Missouri Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2017		Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.86	$12.17	$12.32	$11.98	$12.88	$12.71

Income from investment operations[b]:
Net investment income[c]	0.15	0.36	0.38	0.40	0.39	0.39
Net realized and unrealized gains (losses)	0.02	(0.31)	(0.17)	0.34	(0.91)	0.16

Total from investment operations	0.17	0.05	0.21	0.74	(0.52)	0.55

Less distributions from net investment income	(0.17)	(0.36)	(0.36)	(0.40)	(0.38)	(0.38)

Net asset value, end of period	$11.86	$11.86	$12.17	$12.32	$11.98	$12.88

Total return[d]	1.44%	0.38%	1.77%	6.25%	(4.02)%	4.42%

Ratios to average net assets[e]
Expenses	1.19%	1.20%	1.19%	1.18%	1.17%	1.18%
Net investment income	2.45%	2.97%	3.17%	3.32%	3.25%	3.06%

Supplemental data
Net assets, end of period (000’s)	$166,701	$169,821	$167,284	$166,282	$166,226	$220,405
Portfolio turnover rate	10.40%	11.66%	7.97%	4.73%	10.57%	8.63%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Missouri Tax-Free Income Fund (continued)

Period Ended August 31, 2017 (unaudited)[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.72

Income from investment operations[b]:
Net investment income[c]	0.03
Net realized and unrealized gains (losses)	0.03

Total from investment operations	0.06

Less distributions from net investment income	(0.03)

Net asset value, end of period	$11.75

Total return[d]	0.52%

Ratios to average net assets[e]
Expenses	0.49%
Net investment income	3.15%

Supplemental data
Net assets, end of period (000’s)	$5
Portfolio turnover rate	10.40%

aFor the period August 1, 2017 (effective date) to August 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Missouri Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2017		Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.75	$12.06	$12.22	$11.88	$12.78	$12.62

Income from investment operations[b]:
Net investment income[c]	0.18	0.44	0.46	0.48	0.47	0.47
Net realized and unrealized gains (losses)	0.03	(0.31)	(0.18)	0.34	(0.91)	0.16

Total from investment operations	0.21	0.13	0.28	0.82	(0.44)	0.63

Less distributions from net investment income	(0.21)	(0.44)	(0.44)	(0.48)	(0.46)	(0.47)

Net asset value, end of period	$11.75	$11.75	$12.06	$12.22	$11.88	$12.78

Total return[d]	1.79%	1.04%	2.37%	7.00%	(3.43)%	5.06%

Ratios to average net assets[e]

Expenses.	0.54%	0.55%	0.54%	0.53%	0.52%	0.53%
Net investment income	3.10%	3.62%	3.82%	3.97%	3.90%	3.71%

Supplemental data

Net assets, end of period (000’s)	$94,115	$83,686	$46,051	$37,626	$42,840	$89,360
Portfolio turnover rate	10.40%	11.66%	7.97%	4.73%	10.57%	8.63%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2017 (unaudited)

Franklin Missouri Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 96.5%
Missouri 93.6%
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax Appropriation Revenue,
combined lien, Refunding, Series A, 5.00%, 10/01/33	$14,425,000	$16,826,762
combined lien, Refunding, Series A, 5.00%, 10/01/44	10,000,000	11,444,500
Metrolink Cross County Extension Project, Assured Guaranty, 5.00%, 10/01/35	5,500,000	5,897,760
Metrolink Cross County Extension Project, Assured Guaranty, 5.00%, 10/01/39	30,300,000	32,433,423
Cape Girardeau County IDA Health Facilities Revenue,
Southeast Missouri Hospital Assn., 5.00%, 6/01/36	7,000,000	7,009,800
St. Francis Medical Center, Refunding, 5.00%, 6/01/39	7,110,000	8,037,784
St. Francis Medical Center, Refunding, Series A, 5.00%, 6/01/33	5,000,000	5,477,550
St. Francis Medical Center, Refunding, Series A, 5.00%, 6/01/37	11,000,000	11,958,980
St. Francis Medical Center, Series A, Pre-Refunded, 5.75%, 6/01/39	3,150,000	3,413,686
Cape Girardeau County IDA Solid Waste Disposal Revenue, The Procter and Gamble Paper Products Co. Project, 5.30%, 5/15/28.	6,875,000	6,892,325
Cape Girardeau County School District No. R-2 GO,
Direct Deposit Program, 4.00%, 3/01/34	1,000,000	1,110,480
Direct Deposit Program, 4.00%, 3/01/37	1,900,000	2,066,402
Carroll County Public Water Supply District No. 1 Waterworks Revenue,
Pre-Refunded, 5.625%, 3/01/34	1,000,000	1,023,210
Pre-Refunded, 6.00%, 3/01/39	1,000,000	1,025,030
Clay County Reorganization School District No. R-1 Kearney GO,
Direct Deposit Program, School Building, 3.00%, 3/01/33	1,620,000	1,633,009
Direct Deposit Program, School Building, 3.00%, 3/01/34	1,670,000	1,676,680
Direct Deposit Program, School Building, 3.00%, 3/01/35	1,730,000	1,731,142
Direct Deposit Program, School Building, 3.00%, 3/01/36	1,540,000	1,537,829
Direct Deposit Program, School Building, 3.125%, 3/01/37	1,855,000	1,861,771
Columbia School District GO, Refunding and Improvement, 5.00%, 3/01/36	1,225,000	1,441,470
Columbia Special Obligation Electric Utility Improvement Revenue, Annual Appropriation Obligation, Series A, Pre-Refunded, 5.75%, 10/01/33	10,290,000	10,325,603
Curators of the University of Missouri System Facilities Revenue,
Refunding, 5.00%, 11/01/27	1,065,000	1,227,977
Refunding, Series A, 5.00%, 11/01/26	7,830,000	9,557,298
Series A, Pre-Refunded, 5.00%, 11/01/33	5,000,000	5,032,650
Series A, Pre-Refunded, 5.00%, 11/01/35	20,000,000	20,130,600
Independence School District GO,
Missouri Direct Deposit Program, Refunding, Series A, 5.00%, 3/01/27	680,000	743,281
Missouri Direct Deposit Program, Refunding, Series A, 5.00%, 3/01/27	2,620,000	2,879,406
Missouri Direct Deposit Program, Refunding, Series A, 5.00%, 3/01/28	645,000	705,024
Missouri Direct Deposit Program, Refunding, Series A, 5.00%, 3/01/28	2,355,000	2,585,131
Missouri Direct Deposit Program, Refunding and Improvement, Series B, 5.50%, 3/01/34	2,000,000	2,515,460
Missouri Direct Deposit Program, Refunding and Improvement, Series B, 5.50%, 3/01/37	2,070,000	2,567,856
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/29	590,000	644,905
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/29	2,410,000	2,642,999
Jackson County Reorganized School District No. 4 Blue Springs GO,
Refunding and Improvement, Series A, 5.00%, 3/01/29	320,000	339,472
Refunding and Improvement, Series A, 5.00%, 3/01/29	3,680,000	3,884,240
Jefferson City School District GO,
Missouri Direct Deposit Program, 4.00%, 3/01/34	6,840,000	7,380,976
Missouri Direct Deposit Program, 4.00%, 3/01/35	3,000,000	3,225,600
Missouri Direct Deposit Program, 5.00%, 3/01/36	2,700,000	3,168,153
Missouri Direct Deposit Program, 5.00%, 3/01/37	2,750,000	3,220,002

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Missouri Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Joplin IDA Health Facilities Revenue,
Freeman Health System Project, 5.125%, 2/15/26.	$ 6,000,000	$ 6,607,920
Freeman Health System Project, 5.00%, 2/15/28	1,150,000	1,251,373
Freeman Health System Project, 5.50%, 2/15/31	2,055,000	2,250,657
Freeman Health System Project, Refunding, 5.00%, 2/15/35	4,000,000	4,443,080
Kansas City IDAR,
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/29.	5,000,000	5,681,650
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/30.	12,000,000	13,631,040
Downtown Redevelopment District, Refunding, Series A, 5.00%, 9/01/32.	3,000,000	3,314,040
Downtown Redevelopment District, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/24	4,470,000	4,514,566
Downtown Redevelopment District, Series A, AMBAC Insured, Pre-Refunded, 4.50%, 12/01/32	5,690,000	5,740,015
Downtown Redevelopment District, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/32	15,000,000	15,149,550
Kansas City Sanitary Sewer System Revenue,
Improvement and Refunding, Series A, 5.00%, 1/01/37	29,210,000	32,487,654
Series A, 5.25%, 1/01/34	9,500,000	10,011,005
Kansas City Special Obligation Revenue,
Downtown Arena Project, Improvement, Series C, Pre-Refunded, 5.125%, 4/01/38	10,000,000	10,245,800
East Village Project, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 4/15/31	6,445,000	6,609,283
Kansas City Water Revenue,
Refunding and Improvement, Series A, 5.25%, 12/01/32	12,725,000	13,395,607
Series A, 4.00%, 12/01/41	4,970,000	5,306,071
Lincoln University Auxiliary System Revenue, Subordinate, Assured Guaranty, 5.125%, 6/01/37	2,325,000	2,329,952
Metropolitan St. Louis Sewer District Wastewater System Revenue,
Improvement and Refunding, Series B, 5.00%, 5/01/38	8,770,000	10,328,341
Improvement and Refunding, Series B, 5.00%, 5/01/45	28,280,000	33,004,174
Series C, 5.00%, 5/01/46	24,700,000	28,890,602
Missouri State Board of Public Buildings Special Obligation Revenue,
Refunding, Series A, 4.00%, 10/01/25	3,870,000	4,057,463
[a] Series A, 3.00%, 4/01/32	5,000,000	5,003,300
Missouri State Development Finance Board Revenue, Infrastructure Facilities, City of Independence, Electric System, Dogwood Project, Series A, 5.00%, 6/01/37	5,000,000	5,583,300
Missouri State Development Finance Board Solid Waste Disposal Revenue, The Procter and Gamble Paper Products Co. Project, 5.20%, 3/15/29	3,000,000	3,626,040
Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Control and Drinking Water Revenue,
SRF Programs, Refunding, Series A, 5.00%, 1/01/23	12,485,000	13,624,007
SRF Programs, Refunding, Series A, 5.00%, 1/01/24	7,890,000	8,607,911
SRF Programs, Refunding, Series A, 5.00%, 1/01/26	2,315,000	2,770,569
SRF Programs, Refunding, Series B, 5.50%, 7/01/21	60,000	60,190
SRF Programs, Series A, 5.75%, 1/01/29	190,000	202,109
SRF Programs, Series A, Pre-Refunded, 5.00%, 1/01/23	15,000	16,387
SRF Programs, Series A, Pre-Refunded, 5.75%, 1/01/29	2,310,000	2,456,893
Missouri State Health and Educational Facilities Authority Educational Facilities Revenue, The Washington University, Series A, Pre-Refunded, 5.375%, 3/15/39	16,825,000	17,233,679
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
Bethesda Health Group Inc., 5.00%, 8/01/40	1,650,000	1,696,448
Bethesda Health Group Inc., 5.00%, 8/01/45	1,300,000	1,332,721
BJC Health System, 5.00%, 1/01/44	8,175,000	9,109,484
CoxHealth, Refunding, 5.50%, 11/15/39.	2,970,000	3,100,710
CoxHealth, Refunding, Series A, 5.00%, 11/15/39	17,000,000	19,149,820
CoxHealth, Series A, 5.00%, 11/15/38	11,680,000	12,921,000

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Missouri Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Missouri State Health and Educational Facilities Authority Health Facilities Revenue, (continued)
CoxHealth, Series A, 5.00%, 11/15/44	$2,760,000	$ 3,010,994
CoxHealth, Series A, Pre-Refunded, 5.50%, 11/15/39	11,355,000	11,975,324
Lake Regional Health System, Refunding, 5.00%, 2/15/24	4,000,000	4,277,600
Mercy Health, 4.00%, 11/15/42	8,000,000	8,172,800
Mercy Health, Series F, 5.00%, 11/15/45	25,000,000	27,767,500
SSM Health Care, Series B, 5.00%, 6/01/30	16,150,000	17,527,756
SSM Health Care, Series B, 5.00%, 6/01/34	7,000,000	7,577,640
St. Anthony’s Medical Center, Refunding, Series B, 5.00%, 2/01/45	6,870,000	7,717,071
St. Luke’s Health System Inc., Refunding, 5.00%, 11/15/35	3,950,000	4,550,321
St. Luke’s Health System Inc., Series A, AGMC Insured, Pre-Refunded, 5.50%, 11/15/35	10,000,000	10,552,500
St. Luke’s Health System Inc., Series B, AGMC Insured, Pre-Refunded, 5.50%, 11/15/35	6,725,000	7,096,556
Missouri State Health and Educational Facilities Authority Revenue,
Educational Facilities, A.T. Still University of Health Sciences, 5.00%, 10/01/26	3,095,000	3,504,035
Educational Facilities, A.T. Still University of Health Sciences, 5.25%, 10/01/31	1,200,000	1,367,304
Educational Facilities, A.T. Still University of Health Sciences, 5.00%, 10/01/39	1,250,000	1,417,413
Educational Facilities, A.T. Still University of Health Sciences, 5.25%, 10/01/41	4,500,000	5,083,830
Educational Facilities, Kansas City University Medicine and Biosciences, Refunding, Series A, 5.00%, 6/01/42	2,800,000	3,221,148
Educational Facilities, Kansas City University Medicine and Biosciences, Refunding, Series A, 5.00%, 6/01/47	4,105,000	4,663,526
Educational Facilities, Lake Regional Health System, Refunding, 5.00%, 2/15/34	7,000,000	7,508,690
Educational Facilities, Maryville University St. Louis Project, 5.00%, 6/15/44	5,000,000	5,286,450
Educational Facilities, St. Louis University, Series A, 5.00%, 10/01/38	10,000,000	11,586,800
Educational Facilities, St. Louis University, Series A, 5.00%, 10/01/47	15,000,000	17,130,450
Educational Facilities, University of Central Missouri, Series C, 5.00%, 10/01/34	5,000,000	5,705,850
Educational Facilities, The Washington University, Series B, 5.00%, 11/15/37	10,000,000	11,451,600
Educational Facilities, Webster University Project, Improvement, Pre-Refunded, 5.00%, 4/01/36	7,000,000	7,955,570
Health Facilities, The Children’s Mercy Hospital, Pre-Refunded, 5.625%, 5/15/39	7,785,000	8,398,302
Health Facilities, The Children’s Mercy Hospital, Refunding, 5.625%, 5/15/39	1,715,000	1,832,992
Senior Living Facilities, Lutheran Senior Services Projects, 5.75%, 2/01/31	1,900,000	2,100,830
Senior Living Facilities, Lutheran Senior Services Projects, 5.375%, 2/01/35	2,520,000	2,647,512
Senior Living Facilities, Lutheran Senior Services Projects, 6.00%, 2/01/41	4,250,000	4,659,402
Senior Living Facilities, Lutheran Senior Services Projects, 5.50%, 2/01/42	8,985,000	9,497,415
Senior Living Facilities, Lutheran Senior Services Projects, Series A, 5.00%, 2/01/46	15,575,000	17,119,728
Missouri State Highways and Transportation Commission State Road Revenue,
first lien, Refunding, Series A, 5.00%, 5/01/26	3,465,000	4,368,672
Series A, 5.00%, 5/01/20	6,875,000	7,342,225
Series A, 5.00%, 5/01/21	5,000,000	5,338,050
Series A, 5.00%, 5/01/24	1,150,000	1,226,188
Missouri State Housing Development Commission SFMR,
Homeownership Loan Program, Series C, GNMA Secured, 5.00%, 3/01/32	235,000	243,714
Homeownership Loan Program, Series D, GNMA Secured, 4.70%, 3/01/35	1,175,000	1,225,619
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue,
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/30	3,000,000	3,471,870
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/31	2,000,000	2,296,840
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/32	1,500,000	1,715,070
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/34	2,000,000	2,271,740
Iatan 2 Project, Series A, 5.00%, 12/01/35	7,335,000	8,395,274
Iatan 2 Project, Series A, Pre-Refunded, 6.00%, 1/01/39	15,750,000	16,824,780
Plum Point Project, Refunding, Series A, 5.00%, 1/01/32	10,000,000	11,460,700

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Missouri Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Missouri (continued)
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue, (continued)
Plum Point Project, Refunding, Series A, 5.00%, 1/01/33	$7,500,000	$8,563,500
Prairie State Project, Refunding, Series A, 5.00%, 12/01/30	4,000,000	4,680,880
Prairie State Project, Refunding, Series A, 5.00%, 12/01/31	6,000,000	6,993,840
Prairie State Project, Refunding, Series A, 5.00%, 12/01/34	1,500,000	1,732,725
Prairie State Project, Refunding, Series A, 5.00%, 12/01/40	27,950,000	31,824,988
Missouri State Joint Municipal Electric Utility Commission Power Supply System Revenue,
MoPEP Facilities, 5.00%, 1/01/32	3,600,000	3,960,936
MoPEP Facilities, 5.00%, 1/01/37	3,400,000	3,724,768
Monarch-Chesterfield Levee District Special Tax,
St. Louis County, Levee District, Refunding, 5.00%, 3/01/40	4,395,000	4,863,155
St. Louis County, Levee District Improvement, NATL Insured, 5.75%, 3/01/19	240,000	240,874
Move Rolla Transportation Development District Transportation Sales Tax Revenue, 4.75%, 6/01/47	5,000,000	5,206,500
Peculiar Combined Waterworks and Sewerage System Revenue,
Assured Guaranty, 4.00%, 6/01/39	1,000,000	1,093,580
Assured Guaranty, 4.00%, 6/01/42	2,405,000	2,615,149
Riverside-Quindaro Bend Levee District Revenue,
Platte County, Levee District Improvement, L-385 Project, Refunding, 5.00%, 3/01/26	1,000,000	1,113,960
Platte County, Levee District Improvement, L-385 Project, Refunding, 5.00%, 3/01/29	2,585,000	2,852,392
Sikeston Electric Revenue,
Refunding, 5.00%, 6/01/20	5,000,000	5,440,550
Refunding, 5.00%, 6/01/21	13,130,000	14,595,964
Refunding, 5.00%, 6/01/22	12,570,000	14,265,567
Springfield School District No. R-12 GO, Missouri Direct Deposit Program, 5.00%, 3/01/33	1,000,000	1,169,870
Springfield Special Obligation Revenue,
Sewer System Improvements Project, 5.00%, 4/01/31	1,795,000	2,070,586
Sewer System Improvements Project, 5.00%, 4/01/32	1,885,000	2,171,690
St. Charles School District GO,
Missouri Direct Deposit Program, 4.00%, 3/01/35	1,735,000	1,864,136
MO Direct Deposit Program, 4.00%, 3/01/36	2,000,000	2,144,200
St. Louis Airport Revenue,
Lambert-St. Louis International Airport, Refunding, NATL Insured, 5.50%, 7/01/28	1,000,000	1,300,470
Lambert-St. Louis International Airport, Refunding, NATL Insured, 5.50%, 7/01/29	13,070,000	17,154,506
Lambert-St. Louis International Airport, Series A-1, 6.125%, 7/01/24	2,000,000	2,173,300
Lambert-St. Louis International Airport, Series A-1, 6.625%, 7/01/34	5,000,000	5,472,350
Refunding, Series B, AGMC Insured, 5.00%, 7/01/25	1,000,000	1,218,560
Refunding, Series B, AGMC Insured, 5.00%, 7/01/27	1,000,000	1,239,050
Series C, AGMC Insured, 5.00%, 7/01/42	3,930,000	4,579,511
Series C, AGMC Insured, 5.00%, 7/01/47	6,770,000	7,845,279
Series D, AGMC Insured, 5.00%, 7/01/33	1,000,000	1,170,830
Series D, AGMC Insured, 5.00%, 7/01/34	1,415,000	1,648,857
Series D, AGMC Insured, 5.00%, 7/01/36	1,125,000	1,303,684
Series D, AGMC Insured, 5.00%, 7/01/37	1,000,000	1,156,080
St. Louis Lambert International Airport, Refunding, Series A, AGMC Insured, 5.00%, 7/01/31	1,850,000	2,225,420
St. Louis County IDA Senior Living Facilities Revenue,
Friendship Village Chesterfield, 5.00%, 9/01/42	3,165,000	3,311,128
Friendship Village Sunset Hills, Series A, 5.875%, 9/01/43	7,000,000	8,099,350
St. Louis County School District No. 101 Affton GO,
Direct Deposit Program, Series A, 5.00%, 3/01/32	1,500,000	1,787,010
Direct Deposit Program, Series A, 5.00%, 3/01/33	1,595,000	1,891,399
Direct Deposit Program, Series A, 5.00%, 3/01/34	1,700,000	2,006,578

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Missouri Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Missouri (continued)
St. Louis County School District No. 101 Affton GO, (continued)
Direct Deposit Program, Series A, 5.00%, 3/01/35	$1,810,000	$2,128,162
Direct Deposit Program, Series A, 5.00%, 3/01/36	1,920,000	2,250,547
St. Louis Municipal Finance Corp. Leasehold Revenue, Convention Center Capital Improvement, Series B, Assured Guaranty, 5.375%, 7/15/38	22,725,000	24,599,131

		1,059,317,300

U.S. Territories 2.9%
Guam 0.5%
Guam Power Authority Revenue, Refunding, Series A, AGMC Insured, 5.00%, 10/01/25	5,420,000	6,177,662

Puerto Rico 2.4%
[b]Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	19,320,000	11,425,848
Series XX, 5.75%, 7/01/36	6,000,000	3,548,400
Series XX, 5.25%, 7/01/40	10,000,000	5,914,000
[b]Puerto Rico Sales Tax FICO Sales Tax Revenue,
First Subordinate, Series A, 5.50%, 8/01/37	13,760,000	3,577,600
First Subordinate, Series A, 6.50%, 8/01/44	10,000,000	2,600,000

		27,065,848

Total U.S. Territories		33,243,510

Total Municipal Bonds before Short Term Investments (Cost $1,069,710,860)		1,092,560,810

Short Term Investments 2.9%
Municipal Bonds 2.9%
Missouri 2.9%
[c]Missouri State Development Finance Board Revenue, Infrastructure Facilities, St. Louis Convention Center, Series C, LOC US Bank National Association, Daily VRDN and Put, 0.85%, 12/01/20	1,700,000	1,700,000
[c]Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
Kansas City Art Institute, LOC Commerce Bank, Daily VRDN and Put, 0.87%, 12/01/35	6,250,000	6,250,000
The Washington University, Series B, SPA JPMorgan Chase Bank, Daily VRDN and Put, 0.80%, 3/01/40	24,850,000	24,850,000

Total Short Term Investments (Cost $32,800,000)		32,800,000

Total Investments (Cost $1,102,510,860) 99.4%		1,125,360,810
Other Assets, less Liabilities 0.6%		6,746,580

Net Assets 100.0%		$1,132,107,390

See Abbreviations on page 153.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 6 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	109

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin North Carolina Tax-Free Income Fund

	Six Months Ended August 31, 2017 (unaudited)
			Year Ended February 28,

		2017	2016[a]	2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.70	$11.97	$12.15	$11.95	$12.96	$12.79

Income from investment operations[b]:
Net investment income[c]	0.17	0.41	0.43	0.46	0.46	0.45
Net realized and unrealized gains (losses)	(0.06)	(0.27)	(0.19)	0.21	(1.03)	0.17

Total from investment operations	0.11	0.14	0.24	0.67	(0.57)	0.62

Less distributions from net investment income	(0.20)	(0.41)	(0.42)	(0.47)	(0.44)	(0.45)

Net asset value, end of period	$11.61	$11.70	$11.97	$12.15	$11.95	$12.96

Total return[d]	0.92%	1.19%	2.01%	5.70%	(4.35)%	4.92%

Ratios to average net assets[e]
Expenses.	0.63%	0.64%	0.64%	0.63%	0.62%	0.62%
Net investment income	2.93%	3.41%	3.62%	3.84%	3.79%	3.49%

Supplemental data
Net assets, end of period (000’s)	$746,769	$756,109	$794,675	$841,737	$851,504	$1,168,492
Portfolio turnover rate	5.87%	18.38%	7.23%	6.94%	6.86%	7.10%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

110	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin North Carolina Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2017 (unaudited)
			Year Ended February 28,

		2017	2016[a]	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.88	$12.15	$12.33	$12.12	$13.13	$12.95

Income from investment operations[b]:
Net investment income[c]	0.14	0.35	0.37	0.40	0.40	0.38
Net realized and unrealized gains (losses)	(0.07)	(0.27)	(0.20)	0.21	(1.03)	0.18

Total from investment operations	0.07	0.08	0.17	0.61	(0.63)	0.56

Less distributions from net investment income	(0.16)	(0.35)	(0.35)	(0.40)	(0.38)	(0.38)

Net asset value, end of period	$11.79	$11.88	$12.15	$12.33	$12.12	$13.13

Total return[d]	0.62%	0.61%	1.43%	5.13%	(4.82)%	4.35%

Ratios to average net assets[e]
Expenses.	1.18%	1.19%	1.19%	1.18%	1.17%	1.17%
Net investment income	2.38%	2.86%	3.07%	3.29%	3.24%	2.94%

Supplemental data
Net assets, end of period (000’s)	$180,334	$197,705	$206,283	$217,985	$229,369	$335,092
Portfolio turnover rate	5.87%	18.38%	7.23%	6.94%	6.86%	7.10%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin North Carolina Tax-Free Income Fund (continued)

Period Ended August 31, 2017 (unaudited)[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.59

Income from investment operations[b]:
Net investment income[c]	0.03
Net realized and unrealized gains (losses)	0.02

Total from investment operations	0.05

Less distributions from net investment income	(0.03)

Net asset value, end of period	$11.61

Total return[d]	0.42%

Ratios to average net assets[e]
Expenses	0.49%
Net investment income	3.07%

Supplemental data
Net assets, end of period (000’s)	$5
Portfolio turnover rate	5.87%

aFor the period August 1, 2017 (effective date) to August 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin North Carolina Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.70	$11.97	$12.15	$11.95	$12.96	$12.78
Income from investment operations[b]:
Net investment income[c]	0.18	0.42	0.45	0.48	0.47	0.46
Net realized and unrealized gains (losses)	(0.07)	(0.26)	(0.20)	0.20	(1.02)	0.18
Total from investment operations	0.11	0.16	0.25	0.68	(0.55)	0.64
Less distributions from net investment income	(0.20)	(0.43)	(0.43)	(0.48)	(0.46)	(0.46)
Net asset value, end of period	$11.61	$11.70	$11.97	$12.15	$11.95	$12.96

Total returnd	0.97%	1.29%	2.12%	5.81%	(4.25)%	5.11%

Ratios to average net assets[e]
Expenses.	0.53%	0.54%	0.54%	0.53%	0.52%	0.52%
Net investment income	3.03%	3.51%	3.72%	3.94%	3.89%	3.59%

Supplemental data
Net assets, end of period (000’s)	$112,401	$109,365	$89,119	$76,935	$63,211	$89,663
Portfolio turnover rate	5.87%	18.38%	7.23%	6.94%	6.86%	7.10%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2017 (unaudited)

Franklin North Carolina Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 97.6%
North Carolina 95.8%
Buncombe County Limited Obligation Revenue, Refunding, 5.00%, 6/01/34	$3,000,000	$ 3,538,320
Cape Fear Public Utility Authority Water and Sewer System Revenue,
5.00%, 8/01/36	8,000,000	9,057,440
Pre-Refunded, 5.00%, 8/01/35	21,000,000	21,797,370
Refunding, 5.00%, 6/01/40	2,250,000	2,584,620
Cary Combined Enterprise System Revenue,
5.00%, 12/01/41	1,710,000	2,040,338
Refunding, 5.00%, 12/01/42	10,000,000	11,662,700
Charlotte Airport Revenue,
Charlotte Douglas International Airport, Refunding, Series A, 5.50%, 7/01/34	3,765,000	4,185,776
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/39	3,000,000	3,281,760
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/41	10,000,000	11,093,700
Charlotte COP,
Cultural Arts Facilities, Refunding, Series E, 5.00%, 6/01/39	6,000,000	6,376,560
Transit Projects, Phase II, Refunding, Series A, 5.00%, 6/01/33	2,500,000	2,569,375
Charlotte GO,
Refunding, Series A, 4.00%, 7/01/35	1,560,000	1,705,345
Refunding, Series A, 4.00%, 7/01/36	2,250,000	2,454,120
Charlotte Storm Water Fee Revenue,
Refunding, 4.00%, 12/01/34	1,000,000	1,107,330
Refunding, 4.00%, 12/01/35	1,100,000	1,213,333
Refunding, 5.00%, 12/01/39	7,970,000	9,384,994
Charlotte Water and Sewer System Revenue,
5.00%, 7/01/38	6,775,000	6,990,445
Refunding, 5.00%, 7/01/26	8,000,000	9,938,400
Refunding, 5.00%, 7/01/40	10,000,000	11,718,800
Refunding, Series B, 5.00%, 7/01/38	10,000,000	11,047,300
The Charlotte-Mecklenburg Hospital Authority Health Care Revenue,
Carolinas HealthCare System, Refunding, Series A, 5.25%, 1/15/34	4,000,000	4,212,520
Carolinas HealthCare System, Refunding, Series A, 5.00%, 1/15/38	5,000,000	5,667,050
Carolinas HealthCare System, Refunding, Series A, 5.00%, 1/15/40	20,000,000	22,527,400
Carolinas HealthCare System, Series A, 5.125%, 1/15/37	4,000,000	4,413,560
Carolinas HealthCare System, Series A, 5.25%, 1/15/42	10,000,000	11,009,200
Carolinas HealthCare System, Series A, Pre-Refunded, 5.00%, 1/15/39	15,000,000	15,229,200
Columbus County Industrial Facilities and PCFA Revenue, Recovery Zone Facility, International Paper Co. Projects, Series A, 5.70%, 5/01/34	2,500,000	2,761,000
Dare County Utility System Revenue, Pre-Refunded, 5.00%, 2/01/41	5,000,000	5,663,800
Durham County COP, Series A, Pre-Refunded, 5.00%, 6/01/31	4,000,000	4,283,280
Durham Utility System Revenue,
Pre-Refunded, 5.00%, 6/01/41	4,000,000	4,583,680
Refunding, 4.00%, 8/01/35	650,000	711,607
Greensboro Combined Enterprise System Revenue,
Green Bonds, Refunding, Series A, 4.00%, 6/01/34	400,000	443,160
Green Bonds, Refunding, Series A, 4.00%, 6/01/47	9,750,000	10,499,287
Greensboro GO, Refunding, 4.00%, 2/01/36	1,000,000	1,087,380
Greenville Utilities Commission Combined Enterprise System Revenue,
Refunding, 4.00%, 4/01/35	1,000,000	1,071,150
Refunding, 4.00%, 4/01/46	4,225,000	4,447,362
Series A, AGMC Insured, Pre-Refunded, 5.00%, 11/01/33	6,000,000	6,286,380
Guilford County GO, Public Improvement, Series B, 4.00%, 5/01/33	5,000,000	5,575,950

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
Harnett County COP,
Assured Guaranty, Pre-Refunded, 5.00%, 6/01/28.	$1,000,000	$ 1,070,820
Assured Guaranty, Pre-Refunded, 5.00%, 6/01/29.	500,000	535,410
High Point Combined Enterprise System Revenue, AGMC Insured, Pre-Refunded, 5.00%, 11/01/33	5,000,000	5,241,650
Iredell County COP,
Iredell County Public Improvement Projects, AGMC Insured, Pre-Refunded, 5.125%, 6/01/27	4,000,000	4,126,680
Iredell County Public Improvement Projects, AGMC Insured, Pre-Refunded, 5.00%, 6/01/28	1,000,000	1,030,750
Johnston Memorial Hospital Authority Mortgage Revenue, Johnston Memorial Hospital Project, AGMC Insured, Pre-Refunded, 5.25%, 10/01/36	6,855,000	7,028,294
Mecklenburg County COP, Series A, Pre-Refunded, 5.00%, 2/01/28	350,000	370,209
Mecklenburg County GO, a Public Improvement, Series A, 4.00%, 4/01/30	5,000,000	5,711,350
[a]Public Improvement, Series B, 4.00%, 12/01/29	6,350,000	7,277,608
Series A, 5.00%, 4/01/28	5,000,000	6,115,550
Series A, 5.00%, 4/01/29	5,000,000	6,084,000
Monroe COP,
Assured Guaranty, Pre-Refunded, 5.50%, 3/01/34.	2,425,000	2,590,797
Assured Guaranty, Pre-Refunded, 5.50%, 3/01/39.	1,085,000	1,159,181
Nash Health Care System Health Care Facilities Revenue,
5.00%, 11/01/41	5,000,000	5,354,700
AGMC Insured, 5.00%, 11/01/30.	2,250,000	2,331,202
New Hanover County Hospital Revenue,
New Hanover Regional Medical Center, Refunding, 5.00%, 10/01/42	5,000,000	5,769,400
New Hanover Regional Medical Center, Refunding, 5.00%, 10/01/47	7,190,000	8,223,203
New Hanover Regional Medical Center Project, Series B, AGMC Insured, Pre-Refunded, 5.00%, 10/01/27	3,500,000	3,792,775
New Hanover Regional Medical Center Project, Series B, AGMC Insured, Pre-Refunded, 5.125%, 10/01/31	8,385,000	9,107,871
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,
Wake Forest University, Pre-Refunded, 5.00%, 1/01/38	25,000,000	26,361,500
Wake Forest University, Refunding, 4.00%, 1/01/35	5,000,000	5,437,300
Wake Forest University, Refunding, 4.00%, 1/01/36	5,000,000	5,425,150
Wake Forest University, Refunding, 4.00%, 1/01/38	5,000,000	5,400,900
Wake Forest University, Refunding, 4.00%, 1/01/39	6,750,000	7,274,880
North Carolina Capital Facilities Finance Agency Revenue,
Davidson College, 5.00%, 3/01/40.	4,000,000	4,547,400
Davidson College, 5.00%, 3/01/45.	3,500,000	3,949,995
Duke University Project, Refunding, Series B, 5.00%, 10/01/41	13,585,000	15,976,775
Duke University Project, Refunding, Series B, 5.00%, 7/01/42	11,000,000	13,071,630
Duke University Project, Refunding, Series B, 4.00%, 10/01/44	5,085,000	5,523,937
Duke University Project, Refunding, Series B, 5.00%, 10/01/44	10,000,000	11,847,900
Duke University Project, Series B, Pre-Refunded, 5.00%, 10/01/38	20,000,000	21,287,800
Methodist University, 5.00%, 3/01/34	1,500,000	1,626,345
North Carolina Eastern Municipal Power Agency Power System Revenue,
Series A, ETM, 6.50%, 1/01/18	3,000,000	3,054,690
Series A, Pre-Refunded, 5.00%, 1/01/24	10,000,000	10,134,600
Series C, Pre-Refunded, 6.75%, 1/01/24	3,500,000	3,770,795
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
Refunding, Series A, 5.00%, 1/01/26	800,000	840,640
Refunding, Series A, 5.00%, 1/01/30	2,070,000	2,479,053
Refunding, Series A, 5.00%, 1/01/30	1,400,000	1,470,924

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, (continued)
Refunding, Series A, 5.00%, 1/01/32	$4,200,000	$ 4,928,994
Refunding, Series B, 5.00%, 1/01/21	5,000,000	5,417,650
Series A, Pre-Refunded, 5.00%, 1/01/26	1,700,000	1,792,582
Series A, Pre-Refunded, 5.00%, 1/01/30	3,270,000	3,448,084
North Carolina State Capital Improvement Limited Obligation Revenue,
Series A, Pre-Refunded, 5.00%, 5/01/28	5,000,000	5,136,750
Series C, Pre-Refunded, 5.00%, 5/01/29	10,000,000	11,431,100
North CarolinaState GO,
Public Improvement, Series A, Pre-Refunded, 5.00%, 5/01/23	10,000,000	11,055,600
Public Improvement, Series A, Pre-Refunded, 5.00%, 5/01/24	10,000,000	11,055,600
Refunding, Series A, 5.00%, 6/01/23	10,000,000	12,081,600
Refunding, Series B, 5.00%, 6/01/19	5,000,000	5,355,900
North Carolina State Medical Care Commission Health Care Facilities Revenue,
Appalachian Regional Healthcare System, Refunding, Series A, 6.50%, 7/01/31	5,000,000	5,533,500
Appalachian Regional Healthcare System, Refunding, Series A, 6.625%, 7/01/34	6,000,000	6,648,660
Duke University Health System, Refunding, Series D, 4.00%, 6/01/42	10,475,000	11,051,544
Duke University Health System, Series A, 5.00%, 6/01/42	10,000,000	11,190,400
Duke University Health System, Series A, Pre-Refunded, 5.00%, 6/01/42	11,500,000	12,314,430
Duke University Health System, Series A, Pre-Refunded, 5.00%, 6/01/42	8,150,000	9,022,946
Novant Health Obligated Group, Refunding, Series A, 5.00%, 11/01/46	20,000,000	22,433,400
Presbyterian Homes, Refunding, Series C, 5.00%, 10/01/31	5,000,000	5,699,900
Rex Healthcare, Refunding, Series A, 5.00%, 7/01/30	5,000,000	5,429,150
Scotland Memorial Hospital Project, Assured Guaranty, 5.50%, 10/01/19	235,000	235,714
Scotland Memorial Hospital Project, Assured Guaranty, 5.50%, 10/01/29	1,220,000	1,223,404
University Health System, Series D, Pre-Refunded, 6.25%, 12/01/33	10,000,000	10,665,000
Vidant Health, 5.00%, 6/01/40	5,000,000	5,619,500
Vidant Health, Refunding, Series A, 5.00%, 6/01/36	5,000,000	5,595,200
WakeMed Project, Refunding, Series A, 5.00%, 10/01/38	5,000,000	5,660,350
North Carolina State Medical Care Commission Health System Revenue,
Mission Health Combined Group, Refunding, 5.00%, 10/01/33	1,535,000	1,845,930
Mission Health Combined Group, Refunding, 5.00%, 10/01/35	1,625,000	1,933,620
Mission Health Combined Group, Refunding, 5.00%, 10/01/36	10,000,000	11,676,500
Mission Health Combined Group, Refunding, AGMC Insured, 5.00%, 10/01/36	5,000,000	5,014,700
North Carolina State Medical Care Commission Hospital Revenue, North Carolina Baptist Hospital, Refunding, 5.00%, 6/01/34	10,000,000	10,739,200
North Carolina State Ports Authority Port Facilities Revenue, senior lien, Refunding, Series A, 5.25%, 2/01/40	6,000,000	6,404,040
North Carolina State University at Raleigh Revenue,
General, Refunding, Series A, 5.00%, 10/01/33	5,595,000	6,620,004
General, Refunding, Series A, 5.00%, 10/01/42	8,980,000	10,291,260
North Carolina Turnpike Authority Revenue,
Monroe Connector System, State Appropriated, 5.00%, 7/01/41	5,000,000	5,627,300
Monroe Expressway Toll, Refunding, Series A, 5.00%, 7/01/47	2,500,000	2,780,325
Triangle Expressway System, senior lien, Refunding, AGMC Insured, 5.00%, 1/01/31	1,000,000	1,197,460
Triangle Expressway System, senior lien, Refunding, AGMC Insured, 5.00%, 1/01/39	1,200,000	1,399,116
Triangle Expressway System, senior lien, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 1/01/29	6,400,000	6,790,464
Triangle Expressway System, senior lien, Series A, Assured Guaranty, Pre-Refunded, 5.75%, 1/01/39	12,120,000	12,899,074

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
Northern Hospital District of Surry County Health Care Facilities Revenue,
Pre-Refunded, 6.00%, 10/01/28	$1,000,000	$ 1,029,240
Pre-Refunded, 6.25%, 10/01/38	2,000,000	2,061,320
Oak Island Enterprise System Revenue,
AGMC Insured, Refunding, 5.00%, 6/01/33	1,000,000	1,190,060
Assured Guaranty, Pre-Refunded, 6.00%, 6/01/34.	1,540,000	1,675,520
Assured Guaranty, Pre-Refunded, 6.00%, 6/01/36	1,000,000	1,088,000
Series A, NATL Insured, Pre-Refunded, 5.00%, 6/01/33	5,000,000	5,153,750
Onslow Water and Sewer Authority Combined Enterprise System Revenue, Series A, NATL Insured, Pre-Refunded, 5.00%, 6/01/33	7,500,000	7,730,625
Pitt County Revenue, Limited Obligation, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/34	1,000,000	1,102,560
Raleigh Combined Enterprise System Revenue,
Pre-Refunded, 5.00%, 3/01/40	11,915,000	13,552,598
Refunding, Series A, 5.00%, 3/01/43	10,000,000	11,512,100
Refunding, Series B, 4.00%, 3/01/34	1,000,000	1,123,280
Series A, 4.00%, 3/01/46	7,000,000	7,652,820
Raleigh GO,
Refunding, Series A, 5.00%, 9/01/26	5,000,000	6,355,300
Refunding, Series A, 5.00%, 9/01/30	5,000,000	6,158,750
Raleigh-Durham Airport Authority Airport Revenue,
Refunding, Series A, 5.00%, 5/01/27	350,000	427,487
Refunding, Series A, 5.00%, 5/01/29	1,000,000	1,202,440
Refunding, Series A, 5.00%, 5/01/30	550,000	657,481
Refunding, Series A, 5.00%, 5/01/36	10,785,000	11,807,202
Rockingham County COP, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/32	9,380,000	9,603,901
Union County Enterprise System Revenue, 5.00%, 6/01/34	1,000,000	1,193,220
University of North Carolina at Chapel Hill Revenue, Board of Governors of the University of North Carolina, General, Pre-Refunded, 5.00%, 12/01/31	9,000,000	9,090,810
University of North Carolina at Charlotte Revenue,
General, 5.00%, 4/01/43	5,000,000	5,652,600
General, 5.00%, 4/01/45	9,450,000	10,632,573
General, Series A, 5.00%, 4/01/37	12,995,000	14,695,266
General, Series A, 5.00%, 4/01/41	18,000,000	20,254,500
University of North Carolina at Greensboro Revenue,
General, 5.00%, 4/01/39	3,500,000	4,101,020
General, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/34	1,000,000	1,064,390
University of North Carolina at Wilmington COP, Student Housing Project, Assured Guaranty, Pre- Refunded, 5.00%, 6/01/32	5,000,000	5,153,750
University of North Carolina at Wilmington Revenue, Student Housing Projects, Refunding, 5.00%, 6/01/37	3,000,000	3,404,730
University of North Carolina Hospitals at Chapel Hill Revenue, Board of Governors of the University of North Carolina, 5.00%, 2/01/46	4,265,000	4,830,795
University of North Carolina System Pool Revenue,
Series A, Assured Guaranty, 5.00%, 10/01/33.	160,000	166,109
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/33	4,840,000	5,054,412
Wake County Revenue,
Limited Obligation, Pre-Refunded, 5.00%, 1/01/33	10,820,000	11,846,385
Limited Obligation, Pre-Refunded, 5.00%, 6/01/36	5,000,000	5,358,600
Limited Obligation, Pre-Refunded, 5.00%, 1/01/37	12,000,000	13,138,320
Western Carolina University Research and Development Corp. COP, Western Carolina University Student Housing Project, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/39	5,000,000	5,153,750

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
Wilmington COP,
Series A, Pre-Refunded, 5.00%, 6/01/33	$6,000,000	$6,184,500
Series A, Pre-Refunded, 5.00%, 6/01/38	7,625,000	7,859,469
Wilmington Storm Water Fee Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/33	225,000	225,563
Wilson COP, Public Facilities Project, Assured Guaranty, 5.00%, 5/01/33	3,000,000	3,065,520
Winston-Salem City Water and Sewer System Revenue,
Pre-Refunded, 5.00%, 6/01/39	5,000,000	5,354,100
Refunding, Series A, 5.00%, 6/01/33	2,350,000	2,774,292
Refunding, Series A, 4.00%, 6/01/34	1,350,000	1,485,729
Refunding, Series A, 4.00%, 6/01/37	5,000,000	5,457,900

		996,153,344

U.S. Territories 1.8%
Puerto Rico 1.8%
[b] Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.25%, 7/01/33	6,500,000	3,844,100
Series WW, 5.50%, 7/01/38	5,200,000	3,075,280
Series XX, 5.25%, 7/01/40	19,135,000	11,316,439

		18,235,819

Total Municipal Bonds before Short Term Investments (Cost $978,996,339)		1,014,389,163

Short Term Investments 1.9%
Municipal Bonds 1.9%
North Carolina 1.9%
[c] The Charlotte-Mecklenburg Hospital Authority Health Care Revenue,
Carolinas HealthCare System, Refunding, Series B, SPA JPMorgan Chase Bank, Daily VRDN and Put, 0.82%, 1/15/38	2,100,000	2,100,000
Carolinas HealthCare System, Refunding, Series C, SPA JPMorgan Chase Bank, Daily VRDN and Put, 0.82%, 1/15/37	18,300,000	18,300,000

Total Short Term Investments (Cost $20,400,000)		20,400,000

Total Investments (Cost $999,396,339) 99.5%.		1,034,789,163
Other Assets, less Liabilities 0.5%.		4,719,873

Net Assets 100.0%		$1,039,509,036

See Abbreviations on page 153.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 6 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Virginia Tax-Free Income Fund

	Six Months Ended
	August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013

Class A
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$11.31	$11.54	$11.65	$11.42	$12.25	$12.10

Income from investment operations[b]:
Net investment income[c]	0.18	0.40	0.42	0.44	0.43	0.43
Net realized and unrealized gains (losses)	(0.05)	(0.23)	(0.11)	0.23	(0.84)	0.16

Total from investment operations	0.13	0.17	0.31	0.67	(0.41)	0.59

Less distributions from net investment income	(0.19)	(0.40)	(0.42)	(0.44)	(0.42)	(0.44)

Net asset value, end of period	$11.25	$11.31	$11.54	$11.65	$11.42	$12.25

Total return[d]	1.15%	1.51%	2.72%	5.97%	(3.33)%	4.93%

Ratios to average net assetse
Expenses.	0.65%	0.65%	0.65%	0.65%	0.64%	0.64%
Net investment income	3.10%	3.46%	3.65%	3.82%	3.74%	3.55%

Supplemental data
Net assets, end of period (000’s)	$495,937	$509,170	$540,857	$558,068	$562,671	$779,288
Portfolio turnover rate	5.71%	17.44%	5.30%	8.16%	11.67%	10.96%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Virginia Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013

Class C

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$11.49	$11.72	$11.82	$11.58	$12.42	$12.26

Income from investment operations[b]:
Net investment income[c]	0.15	0.34	0.36	0.38	0.37	0.37
Net realized and unrealized gains (losses)	(0.04)	(0.23)	(0.11)	0.24	(0.86)	0.16

Total from investment operations	0.11	0.11	0.25	0.62	(0.49)	0.53

Less distributions from net investment income	(0.16)	(0.34)	(0.35)	(0.38)	(0.35)	(0.37)

Net asset value, end of period	$11.44	$11.49	$11.72	$11.82	$11.58	$12.42

Total return[d]	0.93%	0.92%	2.20%	5.39%	(3.89)%	4.36%

Ratios to average net assets[e]
Expenses	1.20%	1.20%	1.20%	1.20%	1.19%	1.19%
Net investment income	2.55%	2.91%	3.10%	3.27%	3.19%	3.00%

Supplemental data
Net assets, end of period (000’s)	$100,890	$107,936	$110,753	$116,566	$118,953	$171,973
Portfolio turnover rate	5.71%	17.44%	5.30%	8.16%	11.67%	10.96%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Virginia Tax-Free Income Fund (continued)

Period Ended August 31, 2017 (unaudited)[a]
Class R6
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$11.25

Income from investment operations[b]:
Net investment income[c]	0.03
Net realized and unrealized gains (losses)	0.01

Total from investment operations	0.04

Less distributions from net investment income	(0.03)

Net asset value, end of period	$11.26

Total return[d]	0.36%

Ratios to average net assets[e]
Expenses	0.50%
Net investment income	3.25%

Supplemental data
Net assets, end of period (000’s)	$5
Portfolio turnover rate	5.71%

aFor the period August 1, 2017 (effective date) to August 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Virginia Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013

Advisor Class

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$11.31	$11.54	$11.65	$11.42	$12.25	$12.10
Income from investment operations[b]:
Net investment income[c]	0.18	0.41	0.43	0.46	0.45	0.45
Net realized and unrealized gains (losses)	(0.04)	(0.22)	(0.11)	0.22	(0.85)	0.15
Total from investment operations	0.14	0.19	0.32	0.68	(0.40)	0.60
Less distributions from net investment income	(0.19)	(0.42)	(0.43)	(0.45)	(0.43)	(0.45)
Net asset value, end of period	$11.26	$11.31	$11.54	$11.65	$11.42	$12.25

Total return[d]	1.28%	1.60%	2.82%	6.07%	(3.24)%	5.03%

Ratios to average net assetse
Expenses	0.55%	0.55%	0.55%	0.55%	0.54%	0.54%
Net investment income	3.20%	3.56%	3.75%	3.92%	3.84%	3.65%

Supplemental data
Net assets, end of period (000’s)	$93,453	$87,359	$52,952	$46,724	$37,582	$41,592
Portfolio turnover rate	5.71%	17.44%	5.30%	8.16%	11.67%	10.96%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2017 (unaudited)

Franklin Virginia Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.8%
Virginia 89.0%
Bristol Utility System Revenue, AGMC Insured, ETM, 5.00%, 7/15/21	$1,020,000	$1,106,282
Capital Region Airport Commission Airport Revenue,
Series A, AGMC Insured, Pre-Refunded, 5.00%, 7/01/31	2,000,000	2,068,280
Series A, AGMC Insured, Pre-Refunded, 5.00%, 7/01/38	5,895,000	6,096,255
Charlotte County IDA Hospital Revenue, Halifax Regional Hospital Inc., 5.00%, 9/01/37	2,500,000	2,505,550
Chesterfield County EDA, PCR, Virginia Electric and Power Co. Project, Refunding, Series A, 5.00%, 5/01/23	5,000,000	5,291,300
Chesterfield County EDA Revenue,
Bon Secours Health System Inc., Series C-1, AGMC Insured, 5.00%, 11/01/42	2,250,000	2,409,548
Bon Secours Health System Inc., Series C-2, Assured Guaranty, 5.00%, 11/01/42	8,000,000	8,567,280
Fairfax County EDA Residential Care Facilities Mortgage Revenue,
Goodwin House Inc., Refunding, Series A, 4.00%, 10/01/42	1,500,000	1,534,365
Goodwin House Inc., Refunding, Series A, 5.00%, 10/01/42	5,840,000	6,495,131
Fairfax County EDA Revenue, Metrorail Parking System Project, 5.00%, 4/01/42	5,085,000	5,957,739
Fairfax County EDA Transportation District Improvement Revenue, Silver Line Phase I Project, Pre- Refunded, 5.00%, 4/01/36	10,000,000	11,025,600
Fairfax County IDAR,
Health Care, Inova Health System Project, Refunding, Series A, 5.50%, 5/15/35	6,445,000	6,900,855
Health Care, Inova Health System Project, Refunding, Series C, 5.00%, 5/15/25	3,500,000	3,740,940
Health Care, Inova Health System Project, Series A, 5.00%, 5/15/44	2,500,000	2,836,650
Health Care, Inova Health System Project, Series A, Pre-Refunded, 5.50%, 5/15/35	3,555,000	3,827,633
Fairfax County Sewer Revenue,
5.00%, 7/15/36	3,100,000	3,776,389
5.00%, 7/15/37	2,760,000	3,354,118
Fairfax County Water Authority Revenue,
Refunding, 5.00%, 4/01/43	3,510,000	4,189,992
Refunding, 5.00%, 4/01/47	5,000,000	5,950,100
Hampton Roads Sanitation District Wastewater Revenue,
Pre-Refunded, 5.00%, 4/01/33	10,000,000	10,239,472
Pre-Refunded, 5.00%, 4/01/38	16,000,000	16,386,560
Refunding, Subordinate, Series A, 5.00%, 8/01/31	6,200,000	7,523,886
Refunding, Subordinate, Series A, 5.00%, 8/01/33	5,115,000	6,152,475
Refunding, Subordinate, Series A, 5.00%, 8/01/43	11,840,000	13,879,677
Henrico County EDA Revenue, Bon Secours Health System Inc., Refunding, 5.00%, 11/01/30	7,000,000	7,848,120
Hopewell Sewer System Revenue, Refunding, Series A, 5.00%, 7/15/42	4,850,000	5,418,177
Lexington IDA Educational Facilities Revenue,
VMI Development Board Inc. Project, Series C, Pre-Refunded, 5.00%, 12/01/36	5,000,000	5,358,600
Washington and Lee University, 5.00%, 1/01/43	10,000,000	11,266,200
Loudoun County Sanitation Authority Water and Sewer Revenue, Refunding, 5.00%, 1/01/29	4,770,000	5,764,974
Lynchburg EDA Hospital Revenue, Central Health Obligated Group, Refunding, Series A, 5.00%, 1/01/47	4,500,000	5,086,125
Montgomery County IDA Public Facilities Lease Revenue, Public Projects, Pre-Refunded, 5.00%, 2/01/29	6,500,000	6,610,045
Norfolk GO,
Capital Improvement, Refunding, Series A, 5.00%, 8/01/32	5,845,000	6,898,620
Capital Improvement, Series A, 5.00%, 10/01/41	1,040,000	1,220,294
Capital Improvement, Series A, 5.00%, 10/01/46	2,500,000	2,918,150
Capital Improvement, Series C, Pre-Refunded, 5.00%, 10/01/42	7,825,000	8,922,769
Northern Virginia Transportation Authority Transportation Special Tax Revenue,
5.00%, 6/01/31	4,565,000	5,417,605
5.00%, 6/01/33	3,000,000	3,529,290
Patrick County EDA Lease Revenue, School Projects, Assured Guaranty, Pre-Refunded, 5.25%, 3/01/39	6,435,000	6,574,253
Pittsylvania County School GO, Series B, Pre-Refunded, 5.75%, 2/01/30	5,800,000	6,199,620

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Virginia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Portsmouth GO, Public Utility, Refunding, Series A, 5.00%, 7/15/41	$10,000,000	$11,462,000
Prince William County IDA Health Care Facilities Revenue, Novant Health Obligated Group, Prince William Hospital, Refunding, Series B, 5.00%, 11/01/46	10,000,000	11,216,700
Prince William County IDA Revenue, George Mason University Foundation, Prince William Life Sciences
Lab LLC Project, Series AA, Pre-Refunded, 5.125%, 9/01/41	3,200,000	3,702,336
Richmond Public Utility Revenue,
Refunding, Series A, 5.00%, 1/15/33	10,000,000	11,941,500
Refunding, Series A, 5.00%, 1/15/43	10,000,000	11,294,300
Series A, Pre-Refunded, 5.00%, 1/15/35	11,495,000	12,139,410
Riverside Regional Jail Authority Jail Facility Revenue, Refunding, 5.00%, 7/01/31	6,215,000	7,404,551
Roanoke County EDA Lease Revenue, Public Facility Projects, Assured Guaranty, Pre-Refunded, 5.125%, 10/15/37	10,000,000	10,472,800
Roanoke EDA Hospital Revenue, Carilion Clinic Obligated Group, Refunding, 5.00%, 7/01/33	10,615,000	11,513,878
Roanoke IDA Hospital Revenue,
Carilion Health System Obligated Group, Series B, AGMC Insured, 5.00%, 7/01/38	3,950,000	4,211,530
Carilion Health System Obligated Group, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38	50,000	55,576
Smyth County GO, Public Improvement, Series A, Pre-Refunded, 5.00%, 11/01/31	4,145,000	4,799,413
Stafford County and Staunton IDAR,
Virginia Municipal League Assn. of Counties Finance Program, XLCA Insured, 5.00%, 8/01/37	960,000	975,139
Virginia Municipal League Assn. of Counties Finance Program, XLCA Insured, Pre-Refunded, 5.00%, 8/01/37	3,025,000	3,137,076
Suffolk GO,
Pre-Refunded, 5.00%, 2/01/41	7,395,000	8,363,523
Pre-Refunded, 5.00%, 2/01/41	2,605,000	2,955,529
Pre-Refunded, 5.00%, 6/01/42	10,000,000	11,459,200
University of Virginia Revenue,
General, Refunding, Series A, 5.00%, 6/01/43	15,000,000	17,356,350
Pre-Refunded, 5.00%, 6/01/40	17,750,000	18,282,500
Refunding, Series A, 5.00%, 4/01/47	9,630,000	11,486,664
Upper Occoquan Sewage Authority Regional Sewerage System Revenue, Refunding, 5.00%, 7/01/28	10,000,000	12,250,600
Virginia College Building Authority Educational Facilities Revenue,
21st Century College and Equipment Programs, Series A, 4.00%, 2/01/30	7,000,000	7,780,010
Liberty University Projects, 5.25%, 3/01/29	2,860,000	3,154,008
Liberty University Projects, 5.00%, 3/01/41	26,855,000	29,202,127
Public Higher Education Financing Program, Refunding, Series A, 5.00%, 9/01/27	4,000,000	4,993,680
Public Higher Education Financing Program, Series A, Pre-Refunded, 5.00%, 9/01/33	4,010,000	4,174,290
Washington and Lee University, Refunding, Series A, 5.00%, 1/01/40	5,000,000	5,784,100
Virginia Port Authority Port Facilities Revenue, Pre-Refunded, 5.00%, 7/01/40	6,000,000	6,444,000
Virginia State Commonwealth Transportation Board Revenue,
5.00%, 5/15/28	7,425,000	9,281,918
Federal Transportation Grant Anticipation Notes, 5.00%, 9/15/30.	2,260,000	2,746,510
Federal Transportation Grant Anticipation Notes, 5.00%, 9/15/31	4,000,000	4,832,160
Virginia State HDA Commonwealth Mortgage Revenue, Series C, Sub Series C-5, 4.80%, 7/01/38	8,500,000	9,496,115
Virginia State HDA Revenue,
Rental Housing, Series B, 5.625%, 6/01/39	7,240,000	7,743,904
Rental Housing, Series B, 5.00%, 6/01/45	3,050,000	3,197,712
Rental Housing, Series E, 5.00%, 10/01/44	6,540,000	6,763,864
Rental Housing, Series F, 5.05%, 12/01/44	12,125,000	12,593,025
Rental Housing, Series F, 5.00%, 4/01/45	2,125,000	2,222,240

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Virginia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Virginia State Public School Authority Revenue,
School Financing, 1997 Resolution, Refunding, Series B, 5.00%, 8/01/24	$10,000,000	$ 12,272,100
Special Obligation Fluvanna County, School Financing, Pre-Refunded, 6.00%, 12/01/32	5,000,000	5,317,150
Virginia State Resources Authority Infrastructure Revenue,
Pooled Financing Program, Refunding, Series B, 5.00%, 11/01/41	3,630,000	4,126,257
Pooled Financing Program, Series B, Pre-Refunded, 5.00%, 11/01/41	5,780,000	6,679,773
Virginia Pooled Financing Program, Pre-Refunded, 5.00%, 11/01/38	1,465,000	1,534,060
Virginia Pooled Financing Program, Refunding, 5.00%, 11/01/45	5,255,000	6,167,583
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/38	135,000	140,917
Virginia Pooled Financing Program, Senior Series B, Pre-Refunded, 5.00%, 11/01/32	145,000	145,947
Virginia Pooled Financing Program, Series A, 5.00%, 11/01/38	5,165,000	6,124,450
Virginia State Small Business Financing Authority Healthcare Facilities Revenue, Sentara Healthcare, Refunding, 5.00%, 11/01/40	23,000,000	24,829,190
Winchester EDA Hospital Revenue, Valley Health System Obligated Group, Refunding, 5.00%, 1/01/44	5,000,000	5,621,500
Winchester IDA Hospital Revenue, Valley Health System Obligated Group, Series E, Pre-Refunded, 5.625%, 1/01/44	3,350,000	3,559,844
		614,257,928
District of Columbia 8.3%
Metropolitan Washington Airports Authority Airport System Revenue,
Refunding, Series A, 5.00%, 10/01/35	12,000,000	13,323,960
Refunding, Series B, BHAC Insured, 5.00%, 10/01/29	3,000,000	3,257,430
Refunding, Series C, 5.125%, 10/01/34	6,450,000	6,735,090
Metropolitan Washington Airports Authority Dulles Toll Road Revenue,
Dulles Metrorail and Capital Improvement Projects, first senior lien, Series A, 5.00%, 10/01/39	10,000,000	10,653,400
Dulles Metrorail and Capital Improvement Projects, first senior lien, Series A, 5.25%, 10/01/44	12,000,000	12,859,920
Washington Metropolitan Area Transit Authority Gross Revenue,
Transit, Refunding, Series A-2, 5.00%, 7/01/34	1,750,000	2,110,167
Transit, Series A, Pre-Refunded, 5.125%, 7/01/32	2,000,000	2,154,400
Transit, Series B, 5.00%, 7/01/42	5,000,000	5,914,900
		57,009,267

U.S. Territories 1.5%
Puerto Rico 1.5%
[a] Puerto Rico Electric Power Authority Power Revenue
Series WW, 5.50%, 7/01/38	5,200,000	3,075,280
Series XX, 5.25%, 7/01/40	8,400,000	4,967,760
[a] Puerto Rico Sales Tax FICO Sales Tax Revenue, First Subordinate, Series A, 6.00%, 8/01/42	10,000,000	2,600,000
		10,643,040
Total Municipal Bonds before Short Term Investments (Cost $655,196,925)		681,910,235

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Virginia Tax-Free Income Fund (continued)

	Principal Amount	Value

Short Term Investments (Cost $800,000) 0.1%
Municipal Bonds 0.1%
Virginia 0.1%
[b]Virginia College Building Authority Educational Facilities Revenue, University of Richmond Project, SPA Wells Fargo Bank, Daily VRDN and Put, 0.81%, 11/01/36	$800,000	$ 800,000

Total Investments (Cost $655,996,925) 98.9%		682,710,235
Other Assets, less Liabilities 1.1%		7,574,550

Net Assets 100.0%.		$690,284,785

See Abbreviations on page 153.

aSee Note 6 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities

August 31, 2017 (unaudited)

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$265,672,960	$678,790,882	$527,209,625
Value - Unaffiliated issuers	$275,985,960	$718,400,909	$552,931,094
Cash	4,438,461	4,579	2,195,153
Receivables:
Capital shares sold	25,415	381,372	211,217
Interest	3,536,043	9,335,018	5,613,989
Other assets	135	349	271
Total assets	283,986,014	728,122,227	560,951,724
Liabilities:
Payables:
Investment securities purchased	—	11,503,400	—
Capital shares redeemed	683,634	1,451,445	1,496,471
Management fees	126,906	288,424	230,256
Distribution fees	47,059	98,095	101,991
Transfer agent fees	18,434	45,953	50,710
Distributions to shareholders	93,640	447,569	198,864
Accrued expenses and other liabilities	21,703	16,254	34,670
Total liabilities	991,376	13,851,140	2,112,962
Net assets, at value	$282,994,638	$714,271,087	$558,838,762
Net assets consist of:
Paid-in capital	$284,254,862	$734,422,610	$555,699,213
Undistributed net investment income	210,748	858,972	447,774
Net unrealized appreciation (depreciation)	10,313,000	39,610,027	25,721,469
Accumulated net realized gain (loss)	(11,783,972)	(60,620,522)	(23,029,694)
Net assets, at value	$282,994,638	$714,271,087	$558,838,762
Class A:
Net assets, at value	$224,871,212	$610,810,082	$399,115,049
Shares outstanding	20,148,934	56,528,886	33,355,707
Net asset value per share[a]	$11.16	$10.81	$11.97
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.66	$11.29	$12.50
Class C:
Net assets, at value	$ 50,042,565	$ 82,850,569	$122,477,120
Shares outstanding	4,426,998	7,510,434	10,088,203
Net asset value and maximum offering price per share[a]	$11.30	$11.03	$12.14
Class R6:
Net assets, at value	$ 5,012	$ 5,004	$ 5,011
Shares outstanding	449	462	419
Net asset value and maximum offering price per share[b]	$11.16	$10.83	$11.97
Advisor Class:
Net assets, at value	$ 8,075,849	$ 20,605,432	$ 37,241,582
Shares outstanding	723,680	1,903,383	3,111,739
Net asset value and maximum offering price per share	$11.16	$10.83	$11.97

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

bNet asset value and maximum offering price may not recalculate due to rounding of net assets and/or shares outstanding.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

August 31, 2017 (unaudited)

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$161,091,698	$403,590,128	$473,819,909

Value - Unaffiliated issuers	$169,285,984	$420,396,208	$492,489,631
Cash	250,940	445,810	130,425
Receivables:
Capital shares sold	147,041	108,439	145,122
Interest	1,979,151	4,801,253	5,265,285
Other assets	80	198	240

Total assets	171,663,196	425,751,908	498,030,703

Liabilities:
Payables:
Capital shares redeemed	1,047,449	687,613	643,009
Management fees	81,336	179,883	206,892
Distribution fees	13,864	65,689	87,135
Transfer agent fees	14,028	30,964	44,258
Distributions to shareholders	29,313	45,507	162,500
Accrued expenses and other liabilities	24,192	30,823	14,860

Total liabilities	1,210,182	1,040,479	1,158,654

Net assets, at value	$170,453,014	$424,711,429	$496,872,049

Net assets consist of:
Paid-in capital	$172,367,622	$431,794,364	$516,975,917
Undistributed net investment income	157,221	163,154	556,918
Net unrealized appreciation (depreciation)	8,194,286	16,806,080	18,669,722
Accumulated net realized gain (loss)	(10,266,115)	(24,052,169)	(39,330,508)

Net assets, at value	$170,453,014	$424,711,429	$496,872,049

Class A:
Net assets, at value	$162,478,845	$343,208,349	$347,474,832

Shares outstanding	14,763,958	30,616,862	31,440,373

Net asset value per share[a]	$11.01	$11.21	$11.05

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.50	$11.71	$11.54

Class C:
Net assets, at value		$66,121,367	$104,382,581

Shares outstanding		5,807,673	9,263,668

Net asset value and maximum offering price per share[a]		$11.39	$11.27

Class R6:
Net assets, at value	$5,013	$5,013	$5,008

Shares outstanding	455	447	452

Net asset value and maximum offering price per share[b]	$11.01	$11.21	$11.07

Advisor Class:
Net assets, at value	$7,969,156	$15,376,700	$45,009,628

Shares outstanding	723,865	1,371,389	4,068,295

Net asset value and maximum offering price per share	$11.01	$11.21	$11.06

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

bNet asset value and maximum offering price may not recalculate due to rounding of net assets and/or shares outstanding.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

August 31, 2017 (unaudited)

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,102,510,860	$999,396,339	$655,996,925

Value - Unaffiliated issuers	$1,125,360,810	$1,034,789,163	$682,710,235
Cash	77,128	69,501	855,594
Receivables:
Capital shares sold	1,029,518	956,777	190,787
Interest	13,718,838	12,063,393	8,387,103
Other assets	523	496	331

Total assets	1,140,186,817	1,047,879,330	692,144,050

Liabilities:
Payables:
Investment securities purchased	4,981,250	5,656,450	—
Capital shares redeemed	2,134,146	1,763,474	1,238,699
Management fees	444,696	410,140	279,447
Distribution fees	165,976	163,635	98,097
Transfer agent fees	81,403	71,578	50,929
Distributions to shareholders	256,452	284,486	176,335
Accrued expenses and other liabilities	15,504	20,531	15,758

Total liabilities	8,079,427	8,370,294	1,859,265

Net assets, at value	$1,132,107,390	$1,039,509,036	$690,284,785

Net assets consist of:
Paid-in capital	$1,161,588,703	$1,090,017,423	$711,022,595
Undistributed net investment income	434,625	843,217	387,628
Net unrealized appreciation (depreciation)	22,849,950	35,392,824	26,713,310
Accumulated net realized gain (loss)	(52,765,888)	(86,744,428)	(47,838,748)

Net assets, at value	$1,132,107,390	$1,039,509,036	$690,284,785

Class A:
Net assets, at value	$871,286,467	$746,769,119	$495,936,953

Shares outstanding	74,214,909	64,327,065	44,064,304

Net asset value per share[a]	$11.74	$11.61	$11.25

Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.26	$12.13	$11.75

Class C:
Net assets, at value	$166,701,401	$180,334,384	$100,890,046

Shares outstanding	14,059,939	15,291,200	8,820,380

Net asset value and maximum offering price per share[a]	$11.86	$11.79	$11.44

Class R6:
Net assets, at value	$5,013	$5,007	$5,004

Shares outstanding	427	431	444

Net asset value and maximum offering price per share[b]	$11.75	$11.61	$11.26

Advisor Class:
Net assets, at value	$94,114,509	$112,400,526	$93,452,782

Shares outstanding	8,011,648	9,681,882	8,296,866

Net asset value and maximum offering price per share	$11.75	$11.61	$11.26

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

bNet asset value and maximum offering price may not recalculate due to rounding of net assets and/or shares outstanding.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended August 31, 2017 (unaudited)

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Investment income:
Interest:
Unaffiliated issuers	$5,496,659	$15,411,508	$11,093,437

Expenses:
Management fees (Note 3a)	761,911	1,750,171	1,395,888
Distribution fees: (Note 3c)
Class A	113,050	314,767	208,898
Class C	173,061	282,642	408,725
Transfer agent fees: (Note 3e)
Class A	45,172	123,650	104,214
Class C	10,652	17,092	31,383
Advisor Class	1,210	2,477	6,687
Custodian fees	1,175	3,131	2,432
Reports to shareholders	7,901	17,485	16,145
Registration and filing fees	5,436	12,158	5,499
Professional fees	26,325	35,369	31,034
Trustees’ fees and expenses	698	1,879	1,380
Other	14,601	26,203	28,067

Total expenses	1,161,192	2,587,024	2,240,352

Net investment income	4,335,467	12,824,484	8,853,085

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(5,184,486)	(15,341,884)	(13,064,103)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	5,354,651	11,784,896	12,280,609

Net realized and unrealized gain (loss)	170,165	(3,556,988)	(783,494)

Net increase (decrease) in net assets resulting from operations	$4,505,632	$9,267,496	$8,069,591

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended August 31, 2017 (unaudited)

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Investment income:
Interest:
Unaffiliated issuers	$3,622,421	$8,183,638	$9,363,274

Expenses:
Management fees (Note 3a)	492,342	1,072,358	1,251,988
Distribution fees: (Note 3c)
Class A	83,141	172,159	175,807
Class C	—	217,582	356,461
Transfer agent fees: (Note 3e)
Class A	40,377	75,253	82,806
Class C	—	14,633	25,857
Advisor Class	1,741	2,685	10,380
Custodian fees	733	1,782	2,147
Reports to shareholders	6,043	11,324	13,393
Registration and filing fees	1,693	8,098	6,378
Professional fees	21,654	24,974	34,995
Trustees’ fees and expenses	423	1,015	1,257
Other	12,708	22,464	20,297

Total expenses	660,855	1,624,327	1,981,766

Net investment income	2,961,566	6,559,311	7,381,508

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(2,988,546)	(5,434,600)	(17,855,741)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	2,945,324	7,947,795	16,407,921

Net realized and unrealized gain (loss)	(43,222)	2,513,195	(1,447,820)

Net increase (decrease) in net assets resulting from operations	$2,918,344	$9,072,506	$5,933,688

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended August 31, 2017 (unaudited)

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Investment income:
Interest:
Unaffiliated issuers	$20,646,502	$18,825,317	$13,168,030

Expenses:
Management fees (Note 3a)	2,659,619	2,481,675	1,689,156
Distribution fees: (Note 3c)
Class A	437,458	377,462	252,566
Class C	549,281	615,171	341,021
Transfer agent fees: (Note 3e)
Class A	208,063	161,806	116,447
Class C	40,202	40,596	24,200
Advisor Class	21,548	24,165	21,048
Custodian fees	4,758	4,490	2,998
Reports to shareholders	31,989	28,359	16,744
Registration and filing fees	7,606	6,781	6,232
Professional fees	40,329	44,384	32,948
Trustees’ fees and expenses	2,707	2,649	1,726
Other	32,719	36,282	20,803

Total expenses	4,036,279	3,823,820	2,525,889

Net investment income	16,610,223	15,001,497	10,642,141

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(12,404,498)	(34,404,707)	(12,874,090)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	14,508,823	28,240,179	10,472,826

Net realized and unrealized gain (loss)	2,104,325	(6,164,528)	(2,401,264)

Net increase (decrease) in net assets resulting from operations	$18,714,548	$8,836,969	$8,240,877

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Alabama Tax-Free Income Fund		Franklin Florida Tax-Free Income Fund

	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$4,335,467	$9,588,354	$12,824,484	$29,297,923
Net realized gain (loss)	(5,184,486)	(1,959,347)	(15,341,884)	(3,398,599)
Net change in unrealized appreciation (depreciation)	5,354,651	(3,071,967)	11,784,896	(18,947,625)

Net increase (decrease) in net assets resulting from operations	4,505,632	4,557,040	9,267,496	6,951,699

Distributions to shareholders from:
Net investment income:
Class A	(3,750,005)	(7,873,113)	(12,371,946)	(26,252,147)
Class C	(727,956)	(1,553,356)	(1,437,429)	(2,989,246)
Class R6	(13)	—	(16)	—
Advisor Class	(102,757)	(45,953)	(250,948)	(103,588)

Total distributions to shareholders	(4,580,731)	(9,472,422)	(14,060,339)	(29,344,981)

Capital share transactions: (Note 2)
Class A	(123,419)	707,973	(20,615,249)	(34,514,368)
Class C	(5,551,438)	2,504,253	(7,356,161)	4,729,811
Class R6	5,000	—	5,000	—
Advisor Class	2,921,628	5,234,258	9,766,579	11,066,660

Total capital share transactions	(2,748,229)	8,446,484	(18,199,831)	(18,717,897)

Net increase (decrease) in net assets	(2,823,328)	3,531,102	(22,992,674)	(41,111,179)
Net assets:
Beginning of period	285,817,966	282,286,864	737,263,761	778,374,940

End of period	$282,994,638	$285,817,966	$714,271,087	$737,263,761

Undistributed net investment income included in net assets:
End of period	$210,748	$456,012	$858,972	$2,094,827

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Georgia Tax-Free Income Fund		Franklin Kentucky Tax-Free Income Fund

	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$ 8,853,085	$ 18,853,178	$ 2,961,566	$ 6,224,364
Net realized gain (loss)	(13,064,103)	(1,283,956)	(2,988,546)	(890,371)
Net change in unrealized appreciation (depreciation)	12,280,609	(14,859,556)	2,945,324	(3,957,843)

Net increase (decrease) in net assets resulting from operations	8,069,591	2,709,666	2,918,344	1,376,150

Distributions to shareholders from:
Net investment income:
Class A	(7,087,200)	(15,021,928)	(2,889,327)	(6,174,214)
Class C	(1,754,768)	(3,677,162)	—	—
Class R6	(14)	—	(14)	—
Advisor Class	(463,178)	(143,973)	(127,766)	(46,268)

Total distributions to shareholders	(9,305,160)	(18,843,063)	(3,017,107)	(6,220,482)

Capital share transactions: (Note 2)
Class A	(28,227,765)	11,486,765	(3,038,232)	(2,678,032)
Class C	(5,818,882)	6,084,625	—	—
Class R6	5,000	—	5,000	—
Advisor Class	15,817,027	21,640,820	1,076,692	6,938,108

Total capital share transactions	(18,224,620)	39,212,210	(1,956,540)	4,260,076

Net increase (decrease) in net assets	(19,460,189)	23,078,813	(2,055,303)	(584,256)
Net assets:
Beginning of period	578,298,951	555,220,138	172,508,317	173,092,573

End of period	$558,838,762	$578,298,951	$170,453,014	$172,508,317

Undistributed net investment income included in net assets:
End of period	$ 447,774	$ 899,849	$ 157,221	$ 212,762

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Louisiana Tax-Free Income Fund		Franklin Maryland Tax-Free Income Fund

	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$6,559,311	$14,218,515	$7,381,508	$17,472,751
Net realized gain (loss)	(5,434,600)	(98,877)	(17,855,741)	(3,895,421)
Net change in unrealized appreciation (depreciation)	7,947,795	(13,238,468)	16,407,921	(7,793,798)

Net increase (decrease) in net assets resulting from operations	9,072,506	881,170	5,933,688	5,783,532

Distributions to shareholders from:
Net investment income:
Class A	(5,770,359)	(12,455,420)	(5,853,143)	(13,160,922)
Class C	(923,004)	(2,036,716)	(1,494,380)	(3,443,225)
Class R6	(14)	—	(13)	—
Advisor Class	(210,437)	(61,309)	(753,632)	(1,148,417)

Total distributions to shareholders	(6,903,814)	(14,553,445)	(8,101,168)	(17,752,564)

Capital share transactions: (Note 2)
Class A	(1,572,622)	18,716,533	(2,934,476)	(9,152,430)
Class C	(1,390,800)	1,005,431	(10,166,777)	469,298
Class R6	5,000	—	5,000	—
Advisor Class	5,046,526	10,300,492	2,566,913	14,929,210

Total capital share transactions	2,088,104	30,022,456	(10,529,340)	6,246,078

Net increase (decrease) in net assets	4,256,796	16,350,181	(12,696,820)	(5,722,954)
Net assets:
Beginning of period	420,454,633	404,104,452	509,568,869	515,291,823

End of period	$424,711,429	$420,454,633	$496,872,049	$509,568,869

Undistributed net investment income included in net assets:
End of period	$163,154	$507,657	$556,918	$1,276,578

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Missouri Tax-Free Income Fund		Franklin North Carolina Tax-Free Income Fund

	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$16,610,223	$38,946,568	$15,001,497	$36,415,792
Net realized gain (loss)	(12,404,498)	(1,793,749)	(34,404,707)	(2,045,242)
Net change in unrealized appreciation (depreciation)	14,508,823	(28,340,864)	28,240,179	(23,220,087)

Net increase (decrease) in net assets resulting from operations	18,714,548	8,811,955	8,836,969	11,150,463

Distributions to shareholders from:
Net investment income:
Class A	(15,016,403)	(31,687,565)	(12,673,460)	(27,459,393)
Class C	(2,406,647)	(5,097,384)	(2,612,392)	(5,886,678)
Class R6	(13)	—	(12)	—
Advisor Class	(1,591,025)	(2,318,580)	(1,943,773)	(3,520,905)

Total distributions to shareholders	(19,014,088)	(39,103,529)	(17,229,637)	(36,866,976)

Capital share transactions: (Note 2)
Class A	(1,652,452)	16,116,234	(3,311,469)	(20,117,683)
Class C	(3,091,493)	7,077,595	(15,887,114)	(3,857,468)
Class R6	5,000	—	5,000	—
Advisor Class	10,435,126	39,625,635	3,915,753	22,794,376

Total capital share transactions	5,696,181	62,819,464	(15,277,830)	(1,180,775)

Net increase (decrease) in net assets	5,396,641	32,527,890	(23,670,498)	(26,897,288)
Net assets:
Beginning of period	1,126,710,749	1,094,182,859	1,063,179,534	1,090,076,822

End of period	$1,132,107,390	$1,126,710,749	$1,039,509,036	$1,063,179,534

Undistributed net investment income included in net assets:
End of period	$434,625	$2,838,490	$843,217	$3,071,357

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Virginia Tax-Free Income Fund

	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$ 10,642,141	$ 24,347,026
Net realized gain (loss)	(12,874,090)	(5,597,045)
Net change in unrealized appreciation (depreciation)	10,472,826	(9,317,676)

Net increase (decrease) in net assets resulting from operations	8,240,877	9,432,305

Distributions to shareholders from:
Net investment income:
Class A	(8,397,373)	(19,123,178)
Class C.	(1,428,768)	(3,241,949)
Class R6	(13)	—
Advisor Class	(1,557,242)	(2,290,323)

Total distributions to shareholders	(11,383,396)	(24,655,450)

Capital share transactions: (Note 2)
Class A	(10,936,723)	(20,280,705)
Class C.	(6,595,870)	(580,901)
Class R6	5,000	—
Advisor Class	6,489,766	35,988,363

Total capital share transactions	(11,037,827)	15,126,757

Net increase (decrease) in net assets	(14,180,346)	(96,388)
Net assets:
Beginning of period	704,465,131	704,561,519

End of period	$690,284,785	$704,465,131

Undistributed net investment income included in net assets:
End of period	$ 387,628	$ 1,128,883

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FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-two separate funds, nine of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. Effective August 1, 2017, the Funds began offering a new class of shares, Class R6.

Class A, Class R6 & Advisor Class

Franklin Kentucky Tax-Free Income Fund

Class A, Class C, Class R6 & Advisor Class

Franklin Alabama Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a.   Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b.   Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c.   Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2017, the each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.   Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At August 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Alabama		Franklin Florida
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2017
Shares sold	1,032,276	$11,476,423	2,052,913	$22,219,313
Shares issued in reinvestment of distributions	291,787	3,246,090	893,328	9,667,435
Shares redeemed	(1,334,626)	(14,845,932)	(4,850,867)	(52,501,997)

Net increase (decrease)	(10,563)	$(123,419)	(1,904,626)	$(20,615,249)

Year ended February 28, 2017
Shares sold	2,446,593	$27,871,411	6,187,965	$68,663,404
Shares issued in reinvestment of distributions	598,547	6,791,630	1,854,320	20,590,888
Shares redeemed	(2,997,091)	(33,955,068)	(11,236,313)	(123,768,660)

Net increase (decrease)	48,049	$707,973	(3,194,028)	$(34,514,368)

Class C Shares:
Six Months ended August 31, 2017
Shares sold	158,553	$1,785,829	415,979	$4,596,649
Shares issued in reinvestment of distributions	55,932	630,247	114,386	1,263,431
Shares redeemed	(707,395)	(7,967,514)	(1,195,261)	(13,216,241)

Net increase (decrease)	(492,910)	$(5,551,438)	(664,896)	$(7,356,161)

Year ended February 28, 2017
Shares sold	740,961	$8,553,084	1,623,384	$18,498,128
Shares issued in reinvestment of distributions	111,696	1,282,723	228,236	2,584,071
Shares redeemed	(640,808)	(7,331,554)	(1,453,072)	(16,352,388)

Net increase (decrease)	211,849	$2,504,253	398,548	$4,729,811

Class R6 Shares:
Six Months ended August 31, 2017[a]
Shares sold	449	$5,000	462	$5,000

Advisor Class Shares:
Six Months ended August 31, 2017
Shares sold	293,153	$3,264,290	1,069,910	$11,595,731
Shares issued in reinvestment of distributions	9,092	101,157	21,920	237,583
Shares redeemed	(39,899)	(443,819)	(190,400)	(2,066,735)

Net increase (decrease)	262,346	$2,921,628	901,430	$9,766,579

Year ended February 28, 2017[b]
Shares sold	632,015	$7,168,791	1,170,976	$12,903,467
Shares issued in reinvestment of distributions	4,106	45,876	9,521	103,548
Shares redeemed	(174,787)	(1,980,409)	(178,544)	(1,940,355)

Net increase (decrease)	461,334	$5,234,258	1,001,953	$11,066,660

aFor the period August 1, 2017 (effective date) to August 31, 2017.

bFor the period September 15, 2016 (effective date) to February 28, 2017 .

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	Franklin Georgia		Franklin Kentucky
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2017
Shares sold	1,858,106	$22,195,518	718,372	$7,886,526
Shares issued in reinvestment of distributions	509,586	6,089,456	245,402	2,694,912
Shares redeemed	(4,731,448)	(56,512,739)	(1,239,931)	(13,619,670)

Net increase (decrease)	(2,363,756)	$(28,227,765)	(276,157)	$(3,038,232)

Year ended February 28, 2017
Shares sold	6,293,438	$77,097,373	1,953,240	$22,019,413
Shares issued in reinvestment of distributions	1,054,658	12,927,795	509,425	5,724,359
Shares redeemed	(6,451,814)	(78,538,403)	(2,723,173)	(30,421,804)

Net increase (decrease)	896,282	$11,486,765	(260,508)	$(2,678,032)

Class C Shares:
Six Months ended August 31, 2017
Shares sold	495,737	$6,009,708
Shares issued in reinvestment of distributions	124,477	1,508,648
Shares redeemed	(1,100,413)	(13,337,238)

Net increase (decrease)	(480,199)	$(5,818,882)

Year ended February 28, 2017
Shares sold	1,754,629	$21,935,823
Shares issued in reinvestment of distributions	250,824	3,117,343
Shares redeemed	(1,532,790)	(18,968,541)

Net increase (decrease)	472,663	$6,084,625

Class R6 Shares:
Six Months ended August 31, 2017[a]
Shares sold	419	$5,000	455	$5,000

Advisor Class Shares:
Six Months ended August 31, 2017
Shares sold	1,678,067	$20,061,717	214,430	$2,356,049
Shares issued in reinvestment of distributions	34,659	414,202	11,543	126,843
Shares redeemed	(390,114)	(4,658,892)	(128,144)	(1,406,200)

Net increase (decrease)	1,322,612	$15,817,027	97,829	$1,076,692

Year ended February 28, 2017[b]
Shares sold	1,913,903	$23,135,011	737,098	$8,159,017
Shares issued in reinvestment of distributions	10,875	130,348	4,167	45,877
Shares redeemed	(135,651)	(1,624,539)	(115,229)	(1,266,786)

Net increase (decrease)	1,789,127	$21,640,820	626,036	$6,938,108

aFor the period August 1, 2017 (effective date) to August 31, 2017.

bFor the period September 15, 2016 (effective date) to February 28, 2017

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2. Shares of Beneficial Interest (continued)

	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2017
Shares sold	2,306,816	$25,735,586	1,713,901	$18,944,646
Shares issued in reinvestment of distributions	494,449	5,521,879	463,017	5,113,386
Shares redeemed	(2,944,758)	(32,830,087)	(2,443,953)	(26,992,508)

Net increase (decrease)	(143,493)	$(1,572,622)	(267,035)	$(2,934,476)

Year ended February 28, 2017
Shares sold	6,268,617	$71,854,375	4,650,212	$52,870,394
Shares issued in reinvestment of distributions	1,048,054	11,945,951	1,013,285	11,469,209
Shares redeemed	(5,750,535)	(65,083,793)	(6,536,525)	(73,492,033)

Net increase (decrease)	1,566,136	$18,716,533	(873,028)	$(9,152,430)

Class C Shares:
Six Months ended August 31, 2017
Shares sold	212,158	$2,402,980	302,487	$3,405,969
Shares issued in reinvestment of distributions	77,304	876,821	119,944	1,350,600
Shares redeemed	(411,949)	(4,670,601)	(1,325,170)	(14,923,346)

Net increase (decrease)	(122,487)	$(1,390,800)	(902,739)	$(10,166,777)

Year ended February 28, 2017
Shares sold	788,658	$9,177,668	1,326,095	$15,349,359
Shares issued in reinvestment of distributions	165,634	1,916,824	261,330	3,013,333
Shares redeemed	(877,536)	(10,089,061)	(1,560,716)	(17,893,394)

Net increase (decrease)	76,756	$1,005,431	26,709	$469,298

Class R6 Shares:
Six Months ended August 31, 2017[a]
Shares sold	447	$5,000	452	$5,000

Advisor Class Shares:
Six Months ended August 31, 2017
Shares sold	545,803	$6,097,621	799,037	$8,835,186
Shares issued in reinvestment of distributions	18,645	208,292	52,166	576,708
Shares redeemed	(112,795)	(1,259,387)	(619,413)	(6,844,981)

Net increase (decrease)	451,653	$5,046,526	231,790	$2,566,913

Year ended February 28, 2017[b]
Shares sold	978,976	$10,963,838	2,438,890	$27,432,439
Shares issued in reinvestment of distributions	5,498	61,244	68,080	770,230
Shares redeemed	(64,738)	(724,590)	(1,177,481)	(13,273,459)

Net increase (decrease)	919,736	$10,300,492	1,329,489	$14,929,210

aFor the period August 1, 2017 (effective date) to August 31, 2017.

bFor the period September 15, 2016 (effective date) to February 28, 2017, for Franklin Louisiana Tax-Free Income Fund.

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	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2017
Shares sold	4,165,412	$48,789,958	3,571,140	$41,545,822
Shares issued in reinvestment of distributions	1,177,145	13,795,987	960,770	11,164,992
Shares redeemed	(5,483,995)	(64,238,397)	(4,818,976)	(56,022,283)
Net increase (decrease)	(141,438)	$(1,652,452)	(287,066)	$(3,311,469)
Year ended February 28, 2017
Shares sold	11,020,154	$132,145,785	9,277,055	$110,437,750
Shares issued in reinvestment of distributions	2,423,027	29,008,023	2,028,830	24,164,126
Shares redeemed	(12,163,224)	(145,037,574)	(13,063,763)	(154,719,559)
Net increase (decrease)	1,279,957	$16,116,234	(1,757,878)	$(20,117,683)

Class C Shares:
Six Months ended August 31, 2017
Shares sold	861,810	$10,199,019	599,216	$7,074,956
Shares issued in reinvestment of distributions	188,486	2,231,311	190,521	2,249,050
Shares redeemed	(1,311,723)	(15,521,823)	(2,133,953)	(25,211,120)
Net increase (decrease)	(261,427)	$(3,091,493)	(1,344,216)	$(15,887,114)
Year ended February 28, 2017
Shares sold	2,440,827	$29,605,080	2,187,975	$26,564,558
Shares issued in reinvestment of distributions	386,290	4,668,304	414,771	5,015,672
Shares redeemed	(2,255,933)	(27,195,789)	(2,941,707)	(35,437,698)
Net increase (decrease)	571,184	$7,077,595	(338,961)	$(3,857,468)

Class R6 Shares:
Six Months ended August 31, 2017[a]
Shares sold	427	$5,000	431	$5,000

Advisor Class Shares:
Six Months ended August 31, 2017
Shares sold	1,633,433	$19,156,565	1,613,499	$18,767,215
Shares issued in reinvestment of distributions	108,754	1,275,510	153,525	1,784,087
Shares redeemed	(852,894)	(9,996,949)	(1,431,060)	(16,635,549)
Net increase (decrease)	889,293	$10,435,126	335,964	$3,915,753
Year ended February 28, 2017
Shares sold	5,264,035	$62,860,659	4,081,494	$48,507,973
Shares issued in reinvestment of distributions	136,445	1,630,805	267,940	3,188,806
Shares redeemed	(2,096,969)	(24,865,829)	(2,447,224)	(28,902,403)
Net increase (decrease)	3,303,511	$39,625,635	1,902,210	$22,794,376

aFor the period August 1, 2017 (effective date) to August 31, 2017.

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2. Shares of Beneficial Interest (continued)

	Franklin Virginia Tax-Free Income Fund
	Shares	Amount
Class A Shares:
Six Months ended August 31, 2017
Shares sold	1,801,591	$20,282,076
Shares issued in reinvestment of distributions	665,211	7,487,173
Shares redeemed	(3,440,459)	(38,705,972)
Net increase (decrease)	(973,657)	$(10,936,723)
Year ended February 28, 2017
Shares sold	5,755,146	$66,477,301
Shares issued in reinvestment of distributions	1,483,556	17,087,346
Shares redeemed	(9,077,851)	(103,845,352)
Net increase (decrease)	(1,839,149)	$(20,280,705)

Class C Shares:
Six Months ended August 31, 2017
Shares sold	260,110	$2,974,838
Shares issued in reinvestment of distributions	113,710	1,300,878
Shares redeemed	(950,157)	(10,871,586)
Net increase (decrease)	(576,337)	$(6,595,870)
Year ended February 28, 2017
Shares sold	1,185,548	$13,896,010
Shares issued in reinvestment of distributions	248,906	2,911,502
Shares redeemed	(1,491,408)	(17,388,413)
Net increase (decrease)	(56,954)	$(580,901)

ClassR6 Shares:
Six Months ended August 31, 2017[a]
Shares sold	444	$5,000

Advisor Class Shares:
Six Months ended August 31, 2017
Shares sold	1,280,882	$14,441,196
Shares issued in reinvestment of distributions	128,889	1,451,747
Shares redeemed	(834,529)	(9,403,177)
Net increase (decrease)	575,242	$6,489,766
Year ended February 28, 2017
Shares sold	4,153,058	$47,624,408
Shares issued in reinvestment of distributions	177,171	2,037,906
Shares redeemed	(1,195,895)	(13,673,951)
Net increase (decrease)	3,134,334	$35,988,363

aFor the period August 1, 2017 (effective date) to August 31, 2017.

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3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the period ended August 31, 2017, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund

0.533%	0.479%	0.489%	0.567%	0.506%

Franklin Maryland Tax-Free Income Fund	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

0.495%	0.468%	0.469%	0.481%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate.

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3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Reimbursement Plans:
Class A	0.10%	0.10%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	0.65%

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Reimbursement Plans:
Class A	0.10%	0.10%	0.10%
Compensation Plans:
Class C	—	0.65%	0.65%

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Reimbursement Plans:
Class A	0.10%	0.10%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$21,895	$39,272	$35,629
CDSC retained	$ 5,042	$11,653	$ 3,457

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	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$23,985	$59,905	$31,903
CDSC retained	$ 3,634	$27,926	$ 3,091

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$130,385	$84,560	$62,453
CDSC retained	$ 9,645	$10,816	$ 3,590

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended August 31, 2017, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Transfer agent fees	$17,716	$51,477	$40,103

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Transfer agent fees	$11,641	$25,352	$39,436

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Transfer agent fees	$81,466	$67,088	$52,811

f. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the period ended August 31, 2017, were as follows:

	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund

Purchases	$13,100,000	$2,900,000	$ 2,115,000	$8,900,000
Sales.	$19,700,000	$3,200,000	$10,300,000	$8,100,000

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3. Transactions with Affiliates (continued)

f. Interfund Transactions (continued)

	Franklin Maryland Tax-Free Income Fund	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund
Purchases	$9,500,000	$53,417,500	$5,700,000	$3,300,000
Sales	$3,700,000	$42,750,000	$6,050,000	$6,300,000

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At February 28, 2017, the capital loss carryforwards were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Capital loss carryforwards not subject to expiration:
Short term	$2,435,532	$10,670,068	$3,214,984
Long term	4,163,951	33,046,881	5,918,661

Total capital loss carryforwards	$6,599,483	$43,716,949	$9,133,645

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Capital loss carryforwards subject to expiration:
2018	$ —	$ 782,096	$ 205,850
Capital loss carryforwards not subject to expiration:
Short term	2,289,671	9,448,230	11,762,975
Long term	4,987,899	8,387,242	9,290,374

Total capital loss carryforwards	$7,277,570	$18,617,568	$21,259,199

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Capital loss carryforwards subject to expiration:
2018	$760,453	$ 16,085	$ 1,530,757
2019	835	—	—
Capital loss carryforwards not subject to expiration:
Short term	8,810,261	22,818,063	15,787,593
Long term	29,690,319	27,927,912	17,445,133

Total capital loss carryforwards	$39,261,868	$50,762,060	$34,763,483

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At August 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Cost of investments	$265,693,330	$680,346,994	$527,907,542

Unrealized appreciation	$15,194,031	$52,201,541	$33,203,218
Unrealized depreciation	(4,901,401)	(14,147,626)	(8,179,666)

Net unrealized appreciation (depreciation)	$10,292,630	$38,053,915	$25,023,552

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Cost of investments	$161,091,320	$403,624,264	$474,042,599

Unrealized appreciation	$8,307,172	$23,670,646	$26,153,596

Unrealized depreciation	(112,508)	(6,898,702)	(7,706,564)

Net unrealized appreciation (depreciation)	$8,194,664	$16,771,944	$18,447,032

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Cost of investments	$1,103,645,464	$1,001,002,683	$656,208,715

Unrealized appreciation	$54,062,143	$49,797,186	$39,371,258
Unrealized depreciation	(32,346,797)	(16,010,706)	(12,869,738)

Net unrealized appreciation (depreciation)	$21,715,346	$33,786,480	$26,501,520

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts, wash sales and bond workout expenditures.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended August 31, 2017, were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Purchases	$21,032,145	$29,795,705	$23,448,010
Sales	$22,604,060	$40,166,601	$39,591,549

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Purchases	$19,908,257	$69,593,173	$45,784,003
Sales	$21,648,520	$60,921,935	$47,193,315

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Investment Transactions (continued)

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Purchases	$121,397,065	$60,394,579	$39,376,373
Sales	$113,409,815	$66,960,117	$50,972,776

6. Defaulted Securities

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments. At August 31, 2017, the aggregate value of these securities was as follows:

	Value	Percentage of Net Assets

Franklin Alabama Tax-Free Income Fund	$1,690,000	0.6%
Franklin Florida Tax-Free Income Fund	13,128,000	1.8%
Franklin Georgia Tax-Free Income Fund	4,135,622	0.7%
Franklin Louisiana Tax-Free Income Fund	5,114,530	1.2%
Franklin Maryland Tax-Free Income Fund	6,995,600	1.4%
Franklin Missouri Tax-Free Income Fund	27,065,848	2.4%
Franklin North Carolina Tax-Free Income Fund	18,235,819	1.8%
Franklin Virginia Tax-Free Income Fund	10,643,040	1.5%

7. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state, U.S. territories, and the District of Columbia. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, U.S. territories, and the District of Columbia. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended August 31, 2017, the Funds did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2017, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Alabama Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$275,985,960	$—	$275,985,960

Franklin Florida Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$713,100,909	$—	$713,100,909
Short Term Investments	—	5,300,000	—	5,300,000
Total Investments in Securities	$—	$718,400,909	$—	$718,400,909

Franklin Georgia Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$552,661,094	$270,000	$552,931,094

Franklin Kentucky Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$167,470,984	$—	$167,470,984
Short Term Investments	—	1,815,000	—	1,815,000
Total Investments in Securities	$—	$169,285,984	$—	$169,285,984

Franklin Louisiana Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$420,396,208	$—	$420,396,208

Franklin Maryland Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$488,089,631	$—	$488,089,631
Short Term Investments	—	4,400,000	—	4,400,000

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Franklin Maryland Tax-Free Income Fund (continued)
Total Investments in Securities	$—	$492,489,631	$—	$492,489,631

Franklin Missouri Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$1,092,560,810	$—	$1,092,560,810
Short Term Investments	—	32,800,000	—	32,800,000
Total Investments in Securities	$—	$1,125,360,810	$—	$1,125,360,810

Franklin North Carolina Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$1,014,389,163	$—	$1,014,389,163
Short Term Investments	—	20,400,000	—	20,400,000
Total Investments in Securities	$—	$1,034,789,163	$—	$1,034,789,163

Franklin Virginia Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$681,910,235	$—	$681,910,235
Short Term Investments	—	800,000	—	800,000
Total Investments in Securities	$—	$682,710,235	$—	$682,710,235

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

10. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.	IDAR	Industrial Development Authority Revenue
AMBAC	American Municipal Bond Assurance Corp.	IDB	Industrial Development Bond/Board
BAM	Build America Mutual Assurance Co.	IDBR	Industrial Development Board Revenue
BAN	Bond Anticipation Note	LOC	Letter of Credit
BHAC	Berkshire Hathaway Assurance Corp.	MBS	Mortgage-Backed Security
CDA	Community Development Authority/Agency	MFHR	Multi-Family Housing Revenue
CDR	Community Development Revenue	MFR	Multi-Family Revenue
COP	Certificate of Participation	NATL	National Public Financial Guarantee Corp.
EDA	Economic Development Authority	PBA	Public Building Authority
EDC	Economic Development Corp.	PCFA	Pollution Control Financing Authority
ETM	Escrow to Maturity	PCR	Pollution Control Revenue
FGIC	Financial Guaranty Insurance Co.	PFAR	Public Financing Authority Revenue
FICO	Financing Corp.	RDA	Redevelopment Agency/Authority
GARB	General Airport Revenue Bonds	RDAR	Redevelopment Agency Revenue
GNMA	Government National Mortgage Association	SFM	Single Family Mortgage
GO	General Obligation	SFMR	Single Family Mortgage Revenue
HDA	Housing Development Authority/Agency	SPA	Standby Purchase Agreement
HFA	Housing Finance Authority/Agency	SRF	State Revolving Fund
HFAR	Housing Finance Authority Revenue	XLCA	XL Capital Assurance
IDA	Industrial Development Authority/Agency

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Franklin Tax-Free Trust
Investment Manager
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	TF2 S 10/17

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment

Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date October 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date October 26, 2017

By	/s/ Gaston Gardey
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date October 26, 2017